                                  SCHEDULE 14A


          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement        [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Section 240.14a-12

                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [ ] No fee required.

     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         Not Applicable
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     (2) Aggregate number of securities to which transaction applies:

         Not Applicable
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         Not Applicable
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     (4) Proposed maximum aggregate value of transaction:

         $7,000,000
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     (5) Total fee paid:

         $823.90
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     [X] Fee paid previously with preliminary materials:         $823.90
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                           C/O THE ALTMAN GROUP, INC.
                           1200 WALL STREET, 3RD FLOOR
                           LYNDHURST, NEW JERSEY 07071

                                   [ o ], 2005

Dear Limited Partner:

         The attached Consent Solicitation Statement, dated [ o ], 2005, describes and seeks approval for:

         (i) a proposed amendment to the agreement of limited partnership (the "Partnership Agreement") of National Housing Partnership Realty Fund Two, a Maryland limited partnership (the "Partnership"), to permit sales of the Partnership's property or the property of the Partnership's operating partnerships to the general partner of the Partnership (the "General Partner") or its affiliates (the "Amendment");

         (ii) a proposed amendment to the Partnership Agreement to extend the term of the Partnership from December 31, 2005 to December 31, 2006 (the "Term Extension"); and

         (iii) the proposed sale (the "Sale") by one of the Partnership's operating partnerships of San Juan del Centro, a 150-unit apartment complex located in Boulder, Colorado (the "Property"), to AIMCO Equity Services, Inc., a Virginia corporation, or its permitted successors and assigns (the "Purchaser"), and an affiliate of the General Partner. AIMCO Properties, L.P. is an affiliate of the General Partner, owns approximately 11.42% of the outstanding units of limited partnership interests of the Partnership (the "Units"), and indirectly owns 100% of the Purchaser.

         The Partnership Agreement currently prohibits the General Partner or its affiliates from entering into agreements or otherwise dealing with the Partnership or any of its operating partnerships for the sale of property. The Amendment eliminates this prohibition and expressly permits such sales. The Amendment is necessary to allow the Sale to occur.


         The sole remaining operating partnership in which the Partnership has an interest, San Juan del Centro Limited Partnership, a Colorado limited partnership (the "Local Partnership"), entered into an agreement, dated February 14, 2005, as amended (the "Purchase Agreement"), with the Purchaser, pursuant to which the Purchaser would purchase the Property for a gross purchase price of $7,000,000. The Purchase Agreement may be terminated by either party if the Partnership fails to receive consent to the Amendment and the Sale from the limited partners of the Partnership ("Limited Partners") who hold more than 50% of the outstanding Units. Because the Partnership holds 94.50% of the limited partnership interests in the Local Partnership, a consent by the Limited Partners to the Sale as described herein will ensure that the Local Partnership obtains the requisite consent to consummate the transactions set forth in the Purchase Agreement.



     Because the Sale will not occur prior to December 31, 2005, the General Partner is of the opinion that if the Limited Partners do not consent to the Term Extension in the manner described in the attached Consent Solicitation Statement, the Partnership will terminate on December 31, 2005, and the General Partner will liquidate the Partnership's assets and distribute any proceeds in accordance with the Partnership Agreement. As part of the liquidation of the Partnership's assets, the General Partner will be required to sell all of the Partnership's interests in the Local Partnership (the "Local Partnership Interests"). The Term Extension will provide the Partnership with additional time, if necessary, to allow the Local Partnership to close the Sale with the Purchaser or market the Property for sale to a third party and will permit the Partnership to defer the potentially significant costs associated with marketing the Local Partnership Interests and finding a Purchaser willing to offer a competitive price for such interests. The Amendment, Term Extension and terms of the Sale are more fully described in the attached Consent Solicitation Statement.



         If Limited Partners consent to the Sale in the manner described in the attached Consent Solicitation Statement, the Partnership will distribute its portion of the Sale proceeds in accordance with the Partnership

Agreement and applicable law after consummation of the Sale. Based on the financial condition as of September 30, 2005, we estimate that the Partnership will distribute $1,252,978, or approximately $73 per unit, to the Limited Partners in connection with the Sale, although the actual amount of the distribution may differ depending on the actual date of the Sale. To determine the expected distributable amounts, the General Partner added the Partnership's cash, cash equivalents and other assets to the gross purchase price for the Sale and then deducted the outstanding mortgage debt (including accrued interest), expected closing costs, accounts payable, accrued expenses and other related liabilities, and the amount of reserves the General Partner expects to establish to cover contingencies that may occur before the Local Partnership is ultimately dissolved. Then, the General Partner determined the portion of the Sale proceeds to be distributed to the Partnership.



         If the Property is sold, the Local Partnership will recognize gain, and a portion of such gain will be allocated to the Partnership. The gain recognized with respect to the Property will be allocated to the partners, including Limited Partners, in accordance with the Partnership Agreement. The total amount of gain that will be allocated to the Limited Partners on a sale of the Property is estimated to be $164 per Unit, assuming that the Sale was consummated on September 30, 2005. The General Partner is obligated under the Partnership Agreement to endeavor not to cause, or consent to, the sale of the Property unless proceeds arising from such sale are likely to meet the federal income tax liabilities of the Limited Partners arising from such sale, at the then maximum applicable federal tax rates. The Local Partnership will distribute its net proceeds of sale to the Partnership in liquidation of the Local Partnership. The Partnership will then distribute to its partners, including the Limited Partners, the net proceeds available after receipt of the distribution from the Local Partnership. Although each Limited Partner's circumstances are unique, it is unlikely that the tax liability to a Limited Partner resulting from the Sale and from the liquidations of the Local Partnership and the Partnership will exceed the cash received by the Limited Partner upon liquidation of the Partnership.



         The Purchaser is our affiliate, and we may be deemed to be under the common control of Apartment Investment and Management Company, a publicly traded real estate investment trust ("AIMCO"), because AIMCO owns approximately 90% of AIMCO Properties, L.P. as of June 30, 2005, and AIMCO Properties, L.P. indirectly owns 100% of the Purchaser. Accordingly, we have a substantial conflict of interest with respect to the Sale, because the Purchaser has an interest in buying the Property at a low price while the Partnership and the Limited Partners have an interest in receiving the highest price possible. In addition, continuation of the Partnership beyond 2005 will likely result in the General Partner and its affiliates continuing to receive management and other fees from the Partnership for the year 2006 until the Sale is consummated as described in the attached Consent Solicitation Statement. Although we are of the opinion that the terms of the Sale are fair to the Limited Partners, as a result of these conflicts of interest, we do not make any recommendation as to whether or not Limited Partners should consent to the proposed Amendment, Term Extension and Sale.


         The General Partner is of the opinion that the Limited Partners should be presented with the proposed Sale, Amendment and Term Extension at the current time for the following reasons, among others:

         o If the Term Extension is not adopted, the Partnership will terminate on December 31, 2005 under the terms of the Partnership Agreement. Because a sale of the Property will not occur by that time, the Partnership Agreement will require the General Partner to liquidate the Partnership's assets, which include the Local Partnership Interests. As described in the attached Consent Solicitation Statement, the General Partner is of the opinion that a distribution to the Limited Partner's upon sale of the Local Partnership Interests would likely be less than the distribution to the Limited Partners upon consummation of the Sale.


         o The purchase price in the proposed Sale is based on the appraised market value of the Property as of January 14, 2005. The parties did not request that the appraiser recommend a price for the Sale; rather, the independent third party appraiser appraised the market value of the Property. The Local Partnership and the Purchaser agreed that the price would be the appraised market value of the Property and that the assumptions underlying the valuation would include (i) no income use restrictions on the Property (although such a restriction is currently in place, as described in the attached Consent Solicitation Statement) and (ii) that the Property could charge market rent and expenses rather than the set contract rents established by the existing agreements with the United States Department of Housing and Urban Development ("HUD"). The foregoing encumbrances with respect to the income use restrictions and inability to charge market rents are currently set to be in place on the Property until the year 2012 and can not be eliminated without obtaining certain waivers and consents from HUD. We estimate that after the Local Partnership repays the mortgage encumbering the Property, its deferred acquisition note (the "Acquisition Note"), and other liabilities, distributable proceeds will be approximately $2,100,000. The Partnership's anticipated share of such distributable proceeds is likely to be approximately $1,955,000. The receipt of the foregoing waivers and consents from HUD has been subject to negotiation and the receipt thereof can not be guaranteed with certainty. The Purchaser has been working with HUD since June, 2005 to obtain HUD's consent to increase the rents and the General Partner anticipates this approval will be granted prior to January, 2006. Additionally, the Purchaser anticipates receiving HUD approval to prepay the existing mortgage prior to January, 2006, with such prepayment to occur at the closing of the Sale. Once HUD approval to increase the rents under the terms of the agreement with HUD is received, the Purchaser intends to reapply to CHFA for low income housing tax credits ("LIHTC") and, if successful, anticipates that an allocation also would be received by June, 2006.



         o Market conditions are currently favorable for sellers of properties of the type and character of the Property, largely because of the current interest rate environment and tax benefits and favorable financing available to purchasers of these properties. However, these market conditions are of uncertain duration and could be adversely affected by, among other things, the availability of low-income housing tax credit allocations, future weakness in the economy, increases in interest rates, and other factors. Sales of properties similar to the Property often require a significant period of time to complete and consummation is uncertain. If the Sale is not completed, there is no assurance that the Local Partnership would succeed in selling the Property on similar or better terms than in the Purchase Agreement. Specifically, while the interest rate environment has been favorable for the past year, in light of increasing inflationary pressures from rising energy prices and the stated Federal Reserve Bank Policy to increase interest rates in an effort to prevent or eliminate inflation, it is not certain the current low interest rates will persist. Furthermore, and as described in the attached Consent Solicitation Statement, the proposed transaction requires a waiver from HUD to enable the Purchaser to increase rents. HUD is under increasing budgetary constraints that have been exacerbated by the recent hurricanes in the Southeast and which may limit its ability to fund new projects and rent increases on existing projects. In addition, and as described in detail in the attached Consent Solicitation Statement at "Limited Tax Benefits of Continued Investment" and "Future Taxable Income May Exceed Distributions," it is likely that the Partnership will generate taxable income that will be allocated to the Limited Partners, but will fail to generate sufficient cash for distribution to the Limited Partners to pay resulting tax liabilities, a problem commonly referred to as "phantom income." A consummation of the proposed Sale would eliminate the allocation of phantom income to the Limited Partners in connection with the Property.



         o Because the Sale will not occur prior to December 31, 2005, the Term Extension will provide the Partnership with additional time, if necessary, to allow the Local Partnership to close the Sale with the Purchaser or market the Property for sale to a third party and will permit the Partnership to defer the potentially significant costs associated with remarketing the Local Partnership Interests and finding a Purchaser willing to offer a competitive price for such interests. Due to the nature of a sale of the Limited Partnership Interests and the lack of activity in the market for such interests, the General Partner estimates that the marketing and legal costs associated with such a sale would be approximately $100,000.


         o There have been no other firm offers by third parties for the Property, no merger or other extraordinary transaction during the past two years with which to compare the purchase price and resulting distribution to Limited Partners, and no other offer to purchase the Property is currently outstanding. The General Partner, however, has not marketed the Property for sale to the public.

         o Each of the Amendment, the Term Extension and the Sale requires the consent of Limited Partners who hold more than 50% of the outstanding Units under the terms of the Partnership Agreement. In addition, the Sale will not be consummated if Limited Partners holding a majority of the Units held by Limited Partners who are not the General Partner or its affiliates (the "Unaffiliated Limited Partners") do not consent to the Sale. Accordingly, the General Partner will only consummate the Sale if Unaffiliated Limited Partners owning more than approximately 44.30% of the outstanding Units provide consent.

         o Under the terms of the Purchase Agreement, the Sale will be consummated promptly after the requisite consents are obtained, which includes obtaining the consent of HUD, thereby reducing any costs associated with delays. Moreover, by closing the Sale promptly, the risks are reduced that the transaction will not occur on the terms described in the attached Consent Solicitation Statement, on different terms or at all. Finally, by completing the Sale promptly, all of the risks associated with ownership of interests in real property, such as a reduction in value or damage inflicted by fire or other natural disaster, are reduced.

         o In the Sale, the Local Partnership will not incur some of the costs that it would otherwise incur in a sale of the Property to a third party, such as brokerage fees, which the General Partner expects would total approximately $210,000 and which would otherwise reduce the net sale proceeds to the Partnership.

         o The Sale under the terms of the Purchase Agreement provides more certainty to a sale of the Property than a sale to a third party, due to, among other things, the limited conditions to closing. Because affiliates of the General Partner and AIMCO, such as the current property manager, NHPMN Management, LLC, have been managing the Property since January 1, 1987 and therefore are very familiar with the operations and the condition of the Property, the Purchaser does not need to perform due diligence on the Property. Accordingly, the Sale is expected to occur as soon as practicable after the approvals of the Limited Partners pursuant to the attached Consent Solicitation Statement.

         o The Property is the sole remaining property owned by any operating partnership in which the Partnership has an interest. After the Sale is completed, the General Partner plans to distribute any available proceeds first, in accordance with the limited partnership agreement of the Local Partnership and then in accordance with the Partnership Agreement. After the sale of the Property, both the Local Partnership and the Partnership will be dissolved in accordance with the terms of their respective partnership agreements. Upon dissolution of the Partnership, the General Partner intends to file a notice with the Securities and Exchange Commission ("SEC") that will result in a termination of the Partnership's obligation to file annual, quarterly and other reports with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").


         o The General Partner has determined that the Partnership is incurring approximately $23,000 in administrative and accounting expenses annually relating to the preparation and filing of periodic reports with the SEC, administrative and accounting expenses relating to the preparation of tax returns and Form K-1s and general audit costs, and investor relations expenses. In addition, as a result of the Sarbanes-Oxley Act of 2002, the Partnership estimates such costs will increase by approximately 10% beginning in 2006. Because the Property is the sole remaining property owned by any operating partnership in which the Partnership has an interest, upon completion of the disposition of the Property, the Partnership will no longer incur these expenses.


         o If the Sale is not consummated in the near future, then given changing economic conditions, among other things, the execution of a similar sale in the future is uncertain because the appraised price, on which the Sale was based, may be materially different.


         o The tax benefits of continued investment in the Property have been reduced for the Partners because the Property has been substantially depreciated for income tax purposes. Because of the Property's accelerated depreciation schedule, the depreciation expense of the Property, which reduced the taxable income, was highest during the initial years after the Local Partnership initially acquired the Property. In addition, because the amortization of loan principal is lowest at the beginning of the loan period, interest expense was higher during that time than the present. As a result, the Local Partnership probably operated at a taxable loss during the initial years of operation. As the Property and its mortgage loan aged, however, the Local Partnership's interest and depreciation expenses declined, reducing the deductions to the taxable incomes of Limited Partners. For example, with respect to the fixed assets put into service in the year 2001, the Local Partnership incurred tax-basis depreciation expense of $19,617, $10,975 and $6,711 in 2002, 2003 and 2004,
                  respectively. Further, the original building became fully depreciated on a tax-basis during the 2002 tax year.



         o At existing rent levels at the Property, the Partnership may generate taxable income but will probably not distribute sufficient cash to Limited Partners to pay resulting tax liabilities for the foreseeable future. Further, the Local Partnership's ability to make distributions to its partners, including the Partnership, is subject to an annual limitation of $12,270 based on the regulatory agreements it has entered into with HUD in order to receive assistance from the government. The regulatory agreement with HUD directly limits distributions on income from operations, not from sale proceeds. As discussed in detail in the attached Consent Solicitation Statement, HUD can indirectly control sale proceeds through its right to control prepayment of the debt associated with the regulatory agreement and the Purchaser is currently in negotiations with HUD regarding the prepayment associated with the proposed Sale.


         o Based on the location, age, physical condition, HUD limitations on increasing rental rates and other characteristics of the Property, a material improvement in its financial condition is uncertain.

         See "Reasons for and Fairness of the Proposals" in the attached Consent Solicitation Statement for additional information.

         However, there are disadvantages and risks related to the transactions proposed herein, which are more fully described in the "Risk Factors" section of the attached Consent Solicitation Statement and include:

         The Amendment and the Sale.

         o The General Partner is affiliated with the Purchaser and stands in a conflict of interest.

         o        The Sale will not result from arm's length bargaining.

         o        The General Partner did not market the Property to the public.
                  It is possible that the Partnership could realize a higher sale price if the General Partner marketed the Property to third parties. Additionally, if the Partnership held the Property for a longer period of time, the Property could appreciate in value due to among other factors, an improving economy, decreases in interest rates, the expiration of certain low income use restrictions and the granting of tax benefits to holders of real estate like the Property.

         o Limited Partners will recognize taxable gain in connection with the Sale and the liquidations of the Local Partnership and the Partnership.

         o After consummation of the Sale, Limited Partners will no longer receive any distributions from operating cash flow of the Property or upon a refinancing of the Property, if any.

         Term Extension.

         o Although the General Partner intends to consummate the Sale as described in the attached Consent Solicitation Statement, there can be no assurance as to when the Sale will occur, if at all. If the Term Extension is approved, Limited Partners may not be able to exit from the Partnership until a termination of the Partnership on December 31, 2006, or if the termination date is further extended, until that extended date.

         o Although the Units are registered with the SEC, there is no active trading market for the Units. There may be a limited number of prospective buyers for your Units in the future, and you may find it difficult or impossible to liquidate your investment at a price that exceeds the amounts you might receive on the liquidation and dissolution of the Partnership.

         o Affiliates of the General Partner may continue to receive management and other fees if the Property is not sold in the Sale.

         o Until the Property is sold, the Partnership will continue to bear the investment risk associated with the continued ownership by the Local Partnership of the Property.

         The Partnership Agreement requires the vote of Limited Partners owning more than 50% of the total outstanding Units to approve the Amendment and Term Extension. Also, the sale of all or substantially all of the properties of the Partnership or its operating partnerships in a single transaction (or in a series of related transactions) requires the approval of Limited Partners holding more than 50% of the outstanding Units. Affiliates of the General Partner currently own approximately 11.42% of the outstanding Units and will consent to each of the Amendment, Term Extension and the Sale on the terms described in the attached Consent Solicitation Statement. Therefore, subject to the consent requirement for the Sale described below, if Limited Partners owning an additional 38.59% of the outstanding Units consent in writing to the Amendment and Term Extension, then the each will be approved. Because the Partnership holds 94.50% of the limited partnership interests in the Local Partnership, a consent by the Limited Partners to the Sale as described herein will ensure satisfaction of the requirement under the limited partnership agreement of the Local Partnership to obtain the approval of limited partners holding more than 50% of the percentage interests in the Local Partnership in the event of a sale of all or substantially all of its assets.


         However, as described in the attached Consent Solicitation Statement, the General Partner will not consummate the Sale unless Limited Partners holding a majority of the Units held by Unaffiliated Limited Partners consent to the Sale in the manner described in the attached Consent Solicitation Statement. The requirement to receive the consent of a majority in interest of the Unaffiliated Limited Partners is not provided in the Partnership Agreement; rather, the General Partner has voluntarily elected not to consummate the Sale if Unaffiliated Limited Partners holding more than 7,564.01 Units, or approximately 44.30% of the outstanding Units, do not consent to the Sale in the manner described in the attached Consent Solicitation Statement. The General Partner has granted this right to determine whether significant opposition exists to the Sale. Limited Partners must return their Consent Form by [ o ], 2005 (unless such date is extended by the General Partner in its discretion and as described in the Consent Solicitation Statement), to the Solicitation Agent by mail, overnight courier or facsimile and otherwise follow the instructions set forth in "Consent Forms" on pages 50-51 of the Consent Solicitation Statement. The Consent Form accompanies the Consent Solicitation Statement. Abstentions and non-votes will not be treated as the granting of consent.



          Because the Sale will not be consummated by December 31, 2005, if the Limited Partners do not consent to the Term Extension, as described in the attached Consent Solicitation Statement, the Partnership will terminate on December 31, 2005 in accordance with the Partnership Agreement. In such event, the General Partner will liquidate the Partnership's assets and distribute any proceeds in accordance with the Partnership Agreement. If the Limited Partners do not consent to the Amendment or Sale, but approve the Term Extension, the Local Partnership will continue to operate the Property, and there can be no assurance that the Property will be operated profitably, that the Local Partnership will make any future distributions to the Limited Partners, that the Limited Partners will receive distributions sufficient to pay their tax liabilities with respect to the Partnership, that the Property can continue to be operated without substantial improvements, that the Local Partnership will not further default under its mortgages or other obligations, that the holder of Partnership indebtedness secured by the Partnership's interests in the Local Partnership will not exercise remedies thereon, that the Partnership will not lose its entire investment in the Property, or that a sale of the Property on comparable or more favorable terms will be possible in the future.


         Limited Partners are not entitled to dissenters' rights under applicable law or the Partnership Agreement.

         Questions and requests for assistance may be directed to the Solicitation Agent, The Altman Group, Inc., at its address set forth below.

                                Very truly yours,


                        THE NATIONAL HOUSING PARTNERSHIP


                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.

          By Mail:                   By Overnight Courier:                         By Hand:

1200 Wall Street, 3rd Floor      1200 Wall Street, 3rd Floor             1200 Wall Street, 3rd Floor
Lyndhurst, New Jersey 07071      Lyndhurst, New Jersey 07071             Lyndhurst, New Jersey 07071


      By Facsimile:                                                      For Information please call:

     (201) 460-0050                                                        TOLL FREE (800) 217-9608

                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                           C/O THE ALTMAN GROUP, INC.
                           1200 WALL STREET, 3RD FLOOR
                           LYNDHURST, NEW JERSEY 07071

                         CONSENT SOLICITATION STATEMENT

                                   [ o ], 2005

         The National Housing Partnership, a District of Columbia limited partnership (the "General Partner") and the general partner of National Housing Partnership Realty Fund Two, a Maryland limited partnership (the "Partnership"), is furnishing this Consent Solicitation Statement to the limited partners of the Partnership (the "Limited Partners") in connection with seeking the consent of the Limited Partners for:

         (i) an amendment to the agreement of limited partnership (the "Partnership Agreement") of the Partnership to permit sales of the Partnership's property or the property of the Partnership's operating partnerships to the General Partner or its affiliates (the "Amendment");

         (ii) a proposed amendment to the Partnership Agreement to extend the term of the Partnership from December 31, 2005 to December 31, 2006 (the "Term Extension"); and

         (iii) the sale (the "Sale") by one of the Partnership's operating partnerships of San Juan del Centro, a 150-unit apartment complex located in Boulder, Colorado (the "Property"), to AIMCO Equity Services, Inc., a Virginia corporation, or its permitted successors and assigns (the "Purchaser"), and an affiliate of the General Partner. AIMCO Properties, L.P. (the "AIMCO Operating Partnership") is an affiliate of the General Partner, owns approximately 11.42% of the outstanding units of limited partnership interests of the Partnership (the "Units"), and indirectly owns 100% of the Purchaser.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTION DESCRIBED HEREIN; PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION; OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Partnership Agreement currently prohibits the General Partner or its affiliate from entering into agreements or otherwise dealing with the Partnership or any of its operating partnerships for the sale of property. The Amendment eliminates this prohibition and expressly permits such sales. The Amendment is necessary to allow the Sale to occur.

         The sole remaining operating partnership in which the Partnership has an interest, San Juan del Centro Limited Partnership, a Colorado limited partnership (the "Local Partnership"), entered into an agreement, dated February 14, 2005, as amended (the "Purchase Agreement"), with the Purchaser, pursuant to which the Purchaser would purchase the Property for a purchase price of $7,000,000. The Purchase Agreement may be terminated by either party if the Partnership fails to receive consent to the Amendment and the Sale from the Limited Partners who hold more than 50% of the outstanding Units. Because the Partnership holds 94.50% of the limited partnership interests in the Local Partnership, a consent by the Limited Partners to the Sale as described herein will ensure that the Local Partnership receives the requisite consent to consummate the transaction set forth in the Purchase Agreement.


     Because the Sale will not occur prior to December 31, 2005, the General Partner is of the opinion that if the Limited Partners do not consent to the Term Extension in the manner described in this Consent Solicitation Statement, the Partnership will terminate on December 31, 2005, and the General Partner will liquidate the Partnership's assets and distribute any proceeds in accordance with the Partnership Agreement. As part of the liquidation of the Partnership's assets, the General Partner will be required to sell all of the Partnership's interests in the Local Partnership (the "Local Partnership Interests"). The Term Extension will provide the Partnership with additional time, if necessary, to allow the Local Partnership to close the Sale with the Purchaser or market the Property for sale to a third party and will permit the Partnership to defer the potentially significant costs associated with marketing the Local Partnership Interests and finding a Purchaser willing to offer a competitive price for such interests. The Amendment, Term Extension and terms of the Sale are more fully described in this Consent Solicitation Statement.



         If Limited Partners consent to the Sale in the manner described in this Consent Solicitation Statement, the Partnership will distribute its portion of the Sale proceeds in accordance with the Partnership Agreement and applicable law after consummation of the Sale. Based on the financial condition as of September 30, 2005, we estimate that the Partnership will distribute $1,252,978, or approximately $73 per unit, to the Limited Partners in connection with the Sale, although the actual amount of the distribution may differ depending on the actual date of the Sale. To determine the expected distributable amounts, the General Partner added the Property's portion of the Partnership's cash, cash equivalents and other assets to the gross purchase price for the Sale and then deducted the outstanding mortgage debt (including accrued interest), expected closing costs, accounts payable, accrued expenses and other related liabilities, and the amount of reserves the General Partner expects to establish to cover contingencies that may occur before the Local Partnership is ultimately dissolved. Then, the General Partner determined the portion of the Sale proceeds to be distributed to the Partnership.



         If the Property is sold, the Local Partnership will recognize gain, and a portion of such gain will be allocated to the Partnership. The gain recognized with respect to the Property will be allocated to the partners, including Limited Partners, in accordance with the Partnership Agreement. In addition, a Limited Partner may recognize gain as a result of a decrease in the Limited Partner's share of Partnership liabilities; as a result of its share of the gain recognized by the Partnership on distributions from the Local Partnership; and as a result of the distribution of cash to the Limited Partner from the Partnership. The total amount of gain that will be allocated to the Limited Partners on a sale of the Property is estimated to be $164 per unit, assuming that the Sale was consummated on September 30, 2005. The General Partner is obligated under the Partnership Agreement to endeavor not to cause, or consent to, the sale of the Property unless proceeds arising from such sale are likely to meet the federal income tax liabilities of the Limited Partners arising from such sale, at the then maximum applicable federal tax rates. The Local Partnership will distribute its net proceeds of sale to the Partnership in liquidation of the Local Partnership. The Partnership will then distribute to its partners, including the Limited Partners, the net proceeds available after receipt of the distribution from the Local Partnership. Although each Limited Partner's circumstances are unique, it is unlikely that the tax liability to a Limited Partner resulting from the Sale and from the liquidations of the Local Partnership and the Partnership will exceed the cash received by the Limited Partner upon liquidation of the Partnership.


         The Property is the sole remaining property owned by any operating partnership in which the Partnership has an interest. After the Sale is completed, the General Partner plans to distribute any available proceeds first, in accordance with the limited partnership agreement of the Local Partnership and then in accordance with the Partnership Agreement. After the sale of the Property, both the Local Partnership and the Partnership will be dissolved in accordance with the terms of their respective partnership agreements. Upon dissolution of the Partnership, the General Partner intends to file a notice with the Securities and Exchange Commission ("SEC") that will result in a termination of the Partnership's obligation to file annual, quarterly and other reports with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").


         The General Partner and the Purchaser are affiliates of, and may be deemed to be under the common control of, Apartment Investment and Management Company, a publicly traded real estate investment trust ("AIMCO"), because AIMCO owns approximately 90% of the AIMCO Operating Partnership as of June 30, 2005, and the AIMCO Operating Partnership indirectly owns 100% of the Purchaser. Accordingly, the General Partner has a substantial conflict of interest with respect to the Sale, because the Purchaser has an interest in buying the Property at a low price while the Partnership and the Limited Partners have an interest in receiving the highest price possible. In addition, continuation of the Partnership beyond 2005 will likely result in the General Partner and its affiliates continuing to receive management fees from the Partnership for the year 2006 until the Sale is consummated as described in the attached Consent Solicitation Statement. Although we are of the opinion that the terms of the Sale are fair to the Limited Partners, as a result of these conflicts of interest, the General Partner does not make any recommendation as to whether or not Limited Partners should consent to the proposed Amendment, Term Extension and Sale.

         SEE "RISK FACTORS" BEGINNING ON PAGE 13 IN THIS CONSENT SOLICITATION STATEMENT FOR A DESCRIPTION OF THE FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH YOUR DECISION AS TO WHETHER OR NOT TO CONSENT TO THE PROPOSALS HEREIN.


         Limited Partners are not entitled to dissenters' rights under applicable law or the Partnership Agreement.

         The Partnership Agreement requires the vote of Limited Partners owning more than 50% of the total outstanding Units to approve the Amendment and Term Extension. Also, the sale of all or substantially all of the properties of the Partnership or its operating partnerships in a single transaction (or in a series of related transactions) requires the approval of Limited Partners holding more than 50% of the outstanding Units. Affiliates of the General Partner currently own approximately 11.42% of the outstanding Units and will consent to each of the Amendment, Term Extension and the Sale on the terms described in this Consent Solicitation Statement. Therefore, subject to the consent requirement for the Sale described below, if Limited Partners owning an additional 38.59% of the outstanding Units consent in writing to the Amendment and Term Extension, then each will be approved. Because the Partnership holds 94.50% of the limited partnership interests in the Local Partnership, a consent by the Limited Partners to the Sale as described herein will ensure satisfaction of the requirement under the limited partnership agreement of the Local Partnership to obtain the approval of limited partners holding more than 50% of the percentage interests in the Local Partnership in the event of a sale of all or substantially all of its assets.


         However, as described in this Consent Solicitation Statement, the General Partner will not consummate the Sale unless Limited Partners holding a majority of the Units held by Limited Partners who are not the General Partner or its affiliates (the "Unaffiliated Limited Partners") consent to the Sale in the manner described in this Consent Solicitation Statement. The requirement to receive the consent of a majority in interest of the Unaffiliated Limited Partners is not provided in the Partnership Agreement; rather, the General Partner has voluntarily elected not to consummate the Sale if Unaffiliated Limited Partners holding more than 7,564.01 Units, or approximately 44.30% of the outstanding Units, do not consent to the Sale in the manner described in this Consent Solicitation Statement. The General Partner has granted this right to determine whether significant opposition exists to the Sale. Limited Partners must return their Consent Form by [ o ], 2005 (unless such date is extended by the General Partner in its discretion and as described herein), to the Solicitation Agent by mail, overnight courier or facsimile and otherwise follow the instructions set forth in "Consent Forms" on pages 50-51 of this Consent Solicitation Statement. The Consent Form accompanies this Consent Solicitation Statement. Abstentions and non-votes will not be treated as the granting of consent.


         IN ORDER TO BE EFFECTIVE, CONSENTS MUST BE RECEIVED BY THE SOLICITATION AGENT BEFORE MIDNIGHT, NEW YORK CITY TIME, ON [ O ], 2005, UNLESS SUCH DATE IS EXTENDED BY THE GENERAL PARTNER IN ITS DISCRETION AS DESCRIBED IN THIS CONSENT SOLICITATION (THIS DATE, AS SO EXTENDED, BEING REFERRED TO IN THIS CONSENT SOLICITATION STATEMENT AS THE "EXPIRATION DATE").

         WE URGE YOU TO READ THIS CONSENT SOLICITATION STATEMENT CAREFULLY AND TO SEEK ADVICE FROM AN INDEPENDENT TAX ADVISOR.


          Because the Sale will not be consummated by December 31, 2005, if the Limited Partners, but the Sale is not consummated by December 31, 2005 and the Limited Partners do not consent to the Term Extension, as described in the attached Consent Solicitation Statement, the Partnership will terminate on December 31, 2005 in accordance with the Partnership Agreement. In such event, the General Partner will liquidate the Partnership's assets and distribute any proceeds in accordance with the Partnership Agreement. If the Limited Partners do not consent to the Amendment or Sale, but approve the Term Extension, the Local Partnership will continue to operate the Property, and there can be no assurance that the Property will be operated profitably, that the Local Partnership will make any future distributions to the Limited Partners, that the Limited Partners will receive distributions sufficient to pay their tax liabilities with respect to the Partnership, that the Property can continue to be operated without substantial improvements, that the Local Partnership will not further default under its mortgages or other obligations, that the holder of Partnership indebtedness secured by the Partnership's interests in the Local Partnership will not exercise remedies thereon, that the Partnership will not lose its entire investment in the Property, or that a sale of the Property on comparable or more favorable terms will be possible in the future.

         This Consent Solicitation Statement and the accompanying Consent are first being given to the Limited Partners of record as of [ o ], 2005 (the "Record Date") and shall be mailed on or about [ o ], 2005.

         Questions and requests for assistance may be directed to the solicitation agent, The Altman Group, Inc. (the "Solicitation Agent"), by mail at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071, by telephone toll free at (800) 217-9608 or by fax at (201) 460-0050.

                                TABLE OF CONTENTS


                                                                                                                 PAGE #
                                                                                                                 ------

SUMMARY...........................................................................................................1

FORWARD LOOKING INFORMATION.......................................................................................7

SPECIAL FACTORS...................................................................................................8

   BACKGROUND.....................................................................................................8
   SALE PROCEEDS AND ESTIMATED FEDERAL INCOME TAX CONSEQUENCES...................................................12
   RISK FACTORS..................................................................................................13
   REASONS FOR AND FAIRNESS OF THE PROPOSALS.....................................................................19

NO RECOMMENDATION BY THE GENERAL PARTNER.........................................................................31

THE AMENDMENT....................................................................................................31

THE SALE.........................................................................................................32

THE TERM EXTENSION...............................................................................................35

THE PARTNERSHIP AND THE PROPERTY.................................................................................36

SUMMARY FINANCIAL INFORMATION....................................................................................40

TRANSACTIONS INVOLVING PARTNERSHIP UNITS.........................................................................42

CONFLICTS OF INTEREST............................................................................................43

INFORMATION CONCERNING THE PURCHASER AND AIMCO...................................................................45

PLANS AFTER THE SALE.............................................................................................46

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES....................................................................48

SECURITY OWNERSHIP...............................................................................................49

CONSENTS REQUIRED................................................................................................49

CONSENT FORMS....................................................................................................50

SOURCE OF FUNDS..................................................................................................51

GENERAL LEGAL MATTERS............................................................................................53

GENERAL INFORMATION..............................................................................................53

ANNEX I -- OFFICERS AND DIRECTORS................................................................................55

                                     SUMMARY

         This summary highlights the most material information regarding the Amendment, Sale and Term Extension but does not describe all of their details. We urge you to read this entire Consent Solicitation Statement. We have also included in this summary references to the section of this Consent Solicitation Statement in which a more complete discussion of the summarized topics may be found.

         o THE AMENDMENT. The Partnership Agreement will need to be amended to eliminate prohibitions against the sale of the Partnership's or the Local Partnership's property to the General Partner or its affiliates. The Partnership Agreement currently prohibits the General Partner or its affiliate from entering into agreements or otherwise dealing with the Partnership or any of its operating partnerships for the sale of property. The Amendment eliminates this prohibition and expressly permits such sales. The Amendment is necessary to allow the Sale to occur. See "The Amendment" for additional information.

         o THE SALE. The Local Partnership has entered into the Purchase Agreement with the Purchaser, pursuant to which the Purchaser will purchase the Property for a gross purchase price of $7,000,000. The Purchase Agreement may be terminated by either party if the Partnership fails to receive consent to the Amendment and the Sale from Limited Partners who hold more than 50% of the outstanding Units. Because the Partnership holds 94.50% of the limited partnership interests in the Local Partnership, a consent by the Limited Partners to the Sale as described herein will ensure that the Local Partnership receives the requisite consent to consummate the transactions set forth in the Purchase Agreement. The proposed terms of the Sale are more fully described below in "The Sale."


         o THE TERM EXTENSION. The Partnership's term currently expires on December 31, 2005, and the proposed Term Extension would extend the term of the Partnership to December 31, 2006. Because the Sale will not occur prior to December 31, 2005, the General Partner is of the opinion that if the Limited Partners do not consent to the Term Extension in the manner described in this Consent Solicitation Statement, the Partnership will terminate on December 31, 2005, and the General Partner will liquidate the Partnership's assets and distribute any proceeds in accordance with the Partnership Agreement. As part of the liquidation of the Partnership's assets, the General Partner will be required to sell all of the Local Partnership Interests. The Term Extension would provide the Partnership with additional time, if necessary, to allow the Local Partnership to close the Sale with the Purchaser or market the Property for sale to a third party and, if necessary, will allow the Partnership to defer the potentially significant costs associated with marketing the Local Partnership Interests and finding a Purchaser willing to offer a competitive price for such interests. Due to the nature of a sale of the Limited Partnership Interests and the lack of activity in the market for such interests, the General Partner estimates that the marketing and legal costs associated with such a sale would be approximately $100,000. The terms of the proposed Term Extension are more fully described below in "The Term Extension."



         o DISTRIBUTION FROM SALE PROCEEDS. If Limited Partners consent to the Sale in the manner described in this Consent Solicitation Statement, the Partnership will distribute its portion of the Sale proceeds in accordance with the Partnership Agreement and applicable law after consummation of the Sale. Based on the financial condition as of September 30, 2005, we estimate that the Partnership will distribute $1,252,978, or approximately $73 per unit, to the Limited Partners in connection with the Sale, although the actual amount of the distribution may differ depending on the actual date of the Sale. To determine the expected distributable amounts, the General Partner added the Property's portion of the Partnership's cash, cash equivalents and other assets to the gross purchase price for the Sale and then deducted the outstanding mortgage debt (including accrued interest), expected closing costs, accounts payable, accrued expenses and other related liabilities, and the amount of reserves the General Partner expects to establish to cover contingencies that may occur before the Local Partnership is ultimately dissolved. Then the General Partner determined the portion of the Sale proceeds to be distributed to the Partnership. See "The Sale" for additional information.

         o APPROVAL OF THE PROPOSALS. The Partnership Agreement requires the vote of Limited Partners owning more than 50% of the total outstanding Units to approve the Amendment and Term Extension. Also, the sale of all or substantially all of the properties of the Partnership or its operating partnerships in a single transaction (or in a series of related transactions) requires the approval of Limited Partners holding more than 50% of the outstanding Units. Affiliates of the General Partner currently own approximately 11.42% of the outstanding Units and intend to consent to the Amendment, Sale and Term Extension on the terms described in this Consent Solicitation Statement. Therefore, subject to the consent requirement for the Sale described below, if Limited Partners owning an additional 38.59% of the outstanding Units consent in writing to the Amendment and Term Extension, then each will be approved.


                  However, as described in this Consent Solicitation Statement, the General Partner will not consummate the Sale unless Limited Partners holding a majority of the Units held by Unaffiliated Limited Partners consent to the Sale in the manner described in this Consent Solicitation Statement. The requirement to receive the consent of a majority in interest of the Unaffiliated Limited Partners is not provided in the Partnership Agreement; rather, the General Partner has voluntarily elected not to consummate the Sale if Unaffiliated Limited Partners holding more than 7,564.01 Units, or approximately 44.30% of the outstanding Units, do not consent to the Sale in the manner described in this Consent Solicitation Statement. The General Partner has granted this right to determine whether significant opposition exists to the Sale. Limited Partners must return their Consent Forms to the Solicitation Agent by mail, overnight courier or facsimile and otherwise follow the instructions set forth in "Consent Forms" on pages 50-51 of this Consent Solicitation Statement. The Consent Forms accompany this Consent Solicitation Statement. Abstentions and non-votes will not be treated as the withholding of consent. See "Consents Required" and "Consent Forms" for additional information.



         o REASONS FOR THE PROPOSALS. The General Partner has determined that the Partnership is incurring approximately $23,000 in administrative and accounting expenses annually relating to the preparation and filing of periodic reports with SEC, administrative and accounting expenses relating to the preparation of tax returns, and general audit costs, and investor relations expenses. In addition, as a result of the Sarbanes-Oxley Act of 2002, the Partnership estimates such costs will increase by approximately 10% beginning in 2006. The General Partner is of the opinion that these costs are increasingly burdensome expenses to share among a decreasing number of Limited Partners. Although there is not an active trading market for the Units, the number of outstanding limited partnership units decreased by 384 units and 320 units for the years ended December 31, 2004 and 2003, respectively, due to Limited Partners abandoning their Units.



         o Moreover, due to the fact that the Property is the only remaining apartment property owned by any of the operating partnerships in which the Partnership holds an interest, these increased expenses constitute significant expenditures of the Partnership. The General Partner is of the opinion that the sale of the Property and subsequent dissolution will result in ownership by a privately-held entity, in which case the public company obligations would no longer apply, thereby presenting opportunities to eliminate the Property's allocation of these costs and expenses. After the Sale is consummated, the Partnership will dissolve pursuant to the terms of the Partnership Agreement and file a notice with the SEC that will result in the termination of the Partnership's obligation to file annual, quarterly and other reports with the SEC.



                  The General Partner, the Partnership, AIMCO, the AIMCO Operating Partnership, AIMCO-GP, Inc., the general partner of the AIMCO Operating Partnership ("AIMCO-GP"), National Corporation for Housing Partnerships, the sole general partner of your General Partner ("NCHP"), and the Purchaser (collectively, the "Affiliated Parties") are of the opinion that Limited Partners should be presented with the proposed Sale, Amendment and Term Extension at the current time for the following reasons, among others:


                  o If the Term Extension is not adopted, the Partnership will terminate on December 31, 2005 under the terms of the

                           Partnership Agreement. If a sale of the Property does not occur by that time, the Partnership Agreement requires the General Partner to liquidate the Partnership's assets, which include the Local Partnership Interests. As described in this Consent Solicitation Statement, the General Partner is of the opinion that the distribution to the Limited Partner's upon sale of the Local Partnership Interests would likely be less than the distribution to the Limited Partners upon consummation of the Sale.




                  o Under the terms of the Purchase Agreement, the Sale will be consummated promptly after the requisite consents are obtained, which includes obtaining the consent of the United States Department of Housing and Urban Development ("HUD"), thereby reducing any costs associated with delays. Moreover, by closing the Sale promptly, the risks are reduced that the transaction will not occur on the terms described in this Consent Solicitation Statement, on different terms or at all. Finally, by completing the Sale promptly, all of the risks associated with ownership of interests in real property, such as a reduction in value or damage inflicted by fire or other natural disaster, are reduced.

                  o In the Sale, the Local Partnership will not incur some of the costs that it would otherwise incur in a sale of the Property to a third party, such as such as brokerage fees, which the General Partner expects would total approximately $210,000 and which would reduce the net sale proceeds to the Partnership.

                  o The Sale under the terms of the Purchase Agreement provides more certainty to a sale of the Property than a sale to a third party, due to, among other things, the limited conditions to closing. Because affiliates of the General Partner and AIMCO, such as the current property manager, NHPMN Management, LLC, have been managing the Property since January 1, 1987 and therefore are very familiar with the operations and the condition of the Property, the Purchaser does not need to perform due diligence on the Property. Accordingly, the Sale is expected to occur as soon as practicable after the approvals of the Limited Partners pursuant to this Consent Solicitation Statement.





                  o        If a sale of the Property is not consummated either
                           (i) in the near future or (ii) under the terms of the proposed Sale as described herein, then given changing economic conditions, among other things, the execution of a similar sale in the future is uncertain because the appraised price, on which the Sale was based, may be materially different.



                  o The tax benefits of continued investment in the Property have been reduced for the Limited Partners because the Property has been substantially depreciated for income tax purposes. Because of the Property's accelerated depreciation schedule, the depreciation expense of the Property, which reduced the taxable income, was highest during the initial years after the Local Partnership initially acquired the Property. In addition, because the amortization of loan principal is lowest at the beginning of the loan period, interest expense was higher during that time than the present. As a result, the Local Partnership probably operated at a taxable loss during the initial years of operation. As the Property and its mortgage loan aged, however, the Local Partnership's interest and depreciation expenses declined, reducing the deductions to the taxable incomes of Limited Partners. For example, with respect to the fixed assets put into service in the year 2001, the Local Partnership incurred tax-basis depreciation expense of $19,617, $10,975 and $6,711 in 2002, 2003 and 2004, respectively.
                           Further, the original building became fully depreciated on a tax-basis during the 2002 tax year.



                  o At existing rent levels at the Property, the Partnership may generate taxable income but will probably not distribute sufficient cash to Limited Partners to pay resulting tax liabilities for the foreseeable future. Further, the Local Partnership's ability to make distributions to its partners, including the Partnership, is subject to an annual limitation of $12,270 based on the regulatory agreements it has entered into with HUD in order to receive assistance from the government. The regulatory agreement with HUD directly limits distributions on income from operations, not from sale proceeds. As discussed in detail herein at "Federal and State Affordable Housing Policy and

                           Programs Make Sale of the Property More Attractive Than Continued Ownership by the Partnership," HUD can indirectly control sale proceeds through its right to control prepayment of the debt associated with the regulatory agreement and the Purchaser is currently in negotiations with HUD regarding the prepayment associated with the proposed Sale.

                  o Based on the location, age, physical condition, HUD limitations on increasing rental rates and other characteristics of the Property, a material improvement in its financial condition is uncertain.

                  See "Background" and "Reasons for and Fairness of the Proposals" for additional information.

         o DISADVANTAGES OF THE AMENDMENT. The Amendment will permit the Partnership and the Local Partnership to sell their properties to the General Partner and its affiliates, even though the General Partner would have conflicts of interest with respect to the transaction. See "Conflicts of Interest" for additional information.


         o DISADVANTAGES OF THE SALE. Although the Affiliated Parties are of the opinion that the purchase price of the Property and the terms of the Purchase Agreement are fair based on factors such as (i) the valuation method and assumptions used by the appraiser in determining the market value of the Property,
                  (ii) the approval requirements under the Partnership Agreement and (iii) the election of the General Partner to require receipt of the consent of a majority in interest of the Unaffiliated Limited Partners, each as described in "Reasons for and Fairness of the Proposals -- Fairness of the Proposals," the Sale has certain disadvantages such as the following:



                  o Each of the Partnership, the General Partner, AIMCO, the AIMCO Operating Partnership, NCHP, and AIMCO-GP is affiliated with the Purchaser and stand in a conflict of interest.


                  o The purchase price in the proposed Sale did not result from arm's length bargaining.

                  o The General Partner did not market the Property to the public. It is possible that the Partnership could realize a higher sale price if the General Partner marketed the Property to third parties. Additionally, if the Partnership held the Property for a longer period of time, the Property could appreciate in value due to, among other factors, an improving economy, decreases in interest rates, the expiration of certain low income use restrictions and the granting of tax benefits to holders of real estate like the Property.

                  o Limited Partners will recognize taxable gain in connection with the Sale and the liquidations of the Local Partnership and the Partnership.

                  o After consummation of the Sale, Limited Partners will no longer receive any distributions from operating cash flow of the Property or upon a refinancing of the Property, if any.

                  See "Risk Factors -- Risks Associated with the Sale" for additional information.

         o DISADVANTAGES OF THE TERM EXTENSION. Although the General Partner intends to consummate the Sale as described in the attached Consent Solicitation Statement, there can be no assurance as to when the Sale will occur, if at all. If the Term Extension is approved:

                  o Limited Partners may not be able to exit from the Partnership until a termination of the Partnership in December 31, 2006, or if the termination date is further extended, until that extended date.

                  o Although the Units are registered with the SEC, there is no active trading market for the Units. There may be a limited number of prospective buyers for your Units in the future, and you may find it difficult or impossible to liquidate your investment at a price that exceeds the amounts you might receive on the liquidation and dissolution of the Partnership.

                  o Affiliates of the General Partner will continue to receive management and other fees if the Property is not sold in the Sale.

                  o Until the Property is sold, the Partnership will continue to bear the investment risk associated with the continued ownership by the Local Partnership of the Property.

                  See "The Term Extension" for additional information on the Term Extension.


         o        FAIRNESS OF THE AMENDMENT, TERM EXTENSION AND THE SALE.
                  Although the Affiliated Parties have interests that may conflict with those of the Limited Partners, the Affiliated Parties are of the opinion that the Amendment, Term Extension and the Sale are fair to the Unaffiliated Limited Partners in view of the factors listed below. Each of the following factors was considered by each of the Affiliated Parties, although none of the Affiliated Parties assigned relative weights to the individual factors listed below.



                  o Determination of Purchase Price. The purchase price in the proposed Sale is based on the appraised market value of the Property as of January 14, 2005. The parties did not request that the appraiser recommend a price for the Sale; rather, the independent third party appraiser appraised the market value of the Property. The Local Partnership and the Purchaser agreed that the price would be the appraised market value of the Property and that the assumptions underlying the valuation would include (i) no income use restrictions on the Property (although such a restriction is currently in place, as described in this Consent Solicitation Statement) and (ii) that the Property could charge market rent and expenses rather than the set contract rents established by the existing agreements with HUD. The foregoing encumbrances with respect to the income use restrictions and inability to charge market rents are currently set to be in place on the Property until the year 2012 and can not be eliminated without obtaining certain waivers and consents from HUD. We estimate that after the Local Partnership repays the mortgage encumbering the Property, its deferred acquisition note (the "Acquisition Note"), and other liabilities, distributable proceeds will be approximately $2,100,000. The Partnership's anticipated share of such distributable proceeds is likely to be approximately $1,955,000. See "Appraisal of the Property" for additional information on the appraisal. The receipt of the foregoing waivers and consents from HUD has been subject to negotiation and the receipt thereof can not be guaranteed with certainty.






                  o Market conditions are currently favorable for sellers of properties of the type and character of the Property, largely because of the current interest rate environment and tax benefits and favorable financing available to purchasers of these properties. However, these market conditions are of uncertain duration and could be adversely affected by, among other things, the availability of low-income housing tax credit allocations, future weakness in the economy, increases in interest rates, federal budgetary and appropriation constraints and other factors, and there is no assurance that the Local Partnership would succeed in selling the Property on equal or better terms than in the Purchase Agreement. Specifically, while the interest rate environment has been favorable for the past year, in light of increasing inflationary pressures from rising energy prices and the stated Federal Reserve Bank Policy to increase interest rates in an effort to prevent or eliminate inflation, it is not certain the current low interest rates will persist. Furthermore, and as described herein, the proposed transaction requires a waiver from HUD to enable the Purchaser to increase rents. HUD is under increasing budgetary constraints that have been exacerbated by the recent hurricanes in the Southeast and which may limit its ability to fund new projects and rent increases on existing projects. In addition, and as described in detail herein at "Limited Tax Benefits of Continued Investment" and "Future Taxable Income May Exceed Distributions," it is likely that the Partnership will generate taxable income that will be allocated to the Limited Partners, but will fail to generate sufficient cash for distribution to the Limited Partners to pay resulting tax liabilities, a problem commonly referred to as "phantom income." A consummation of the proposed Sale would eliminate the allocation of phantom income to the Limited Partners in connection with the Property.

                  o There have been no other firm offers by third parties for the Property, no merger or other extraordinary transaction during the past two years with which to compare the purchase price and resulting distribution to Limited Partners, and no other offer to purchase the Property is currently outstanding. The General Partner, however, has not marketed the Property for sale to the public.

                  o The Sale will not be consummated unless Limited Partners holding a majority of the Units held by Unaffiliated Limited Partners consent to the Sale in the manner described herein. Accordingly, even if Limited Partners who hold more than 50% of the outstanding Units consent to each of the Amendment and the Sale, the General Partner will not consummate the Sale unless Unaffiliated Limited Partners owning more than approximately 44.30% of the outstanding Units consent to the Sale in the manner described herein.


                  o Because the distribution to the Limited Partners upon sale of the Local Partnership Interests in the event of a termination and liquidation of the Partnership would likely be less than a distribution to the Limited Partners upon consummation of the Sale, the Term Extension will provide the Partnership with additional time, if necessary, to allow the Local Partnership to close the Sale with the Purchaser or market the Property for sale to a third party and will permit the Partnership to defer the potentially significant costs associated with marketing the Local Partnership Interests and finding a Purchaser willing to offer a competitive price for such interests. Due to the nature of a sale of the Limited Partnership Interests and the lack of activity in the market for such interests, the General Partner estimates that the marketing and legal costs associated with such a sale would be approximately $100,000.


                  See "Reasons for and Fairness of the Proposals" for additional information.


         o CONDITIONS TO THE AMENDMENT, TERM EXTENSION AND THE SALE. The consent of the Limited Partners is required in order to adopt the Amendment and, along with the consent of other third parties, including HUD, to consummate the Sale. The Local Partnership does not intend to proceed with the Sale if the required consents are not obtained. In addition, if Unaffiliated Limited Partners owning more than 7,564.01 Units, or approximately 44.30% of the outstanding Units, do not consent to the Sale in compliance with the procedures set forth in this Consent Solicitation Statement, the Sale will not be consummated. The Partnership does not intend to adopt the Amendment or consummate the Sale unless and until all of the required third party consents are obtained. Such third party consents include, among other things, obtaining (a) HUD approval of the Purchaser's request to retain, after the prepayment of the existing mortgage, the remaining interest reduction payments that the Local Partnership was scheduled to receive pursuant to a Section 236 Interest Reduction Payment Agreement between the Local Partnership and HUD (which payments the Purchaser will use to help pay the future debt service on the Property), and (b) HUD approval of an increase in the Property's rents based, in part, on the proposed increase in the Property's debt service as a result of the sale of the Property. In addition, the Purchaser may terminate the Purchase Agreement if it does not receive a "42(m)" letter from the Colorado Housing and Finance Agency stating that the acquisition and rehabilitation of the Property qualifies for a minimum of $922,434 in annual low income housing tax credits under Section 42 of the Internal Revenue Code (the "Tax Credit Letter") by June 15, 2006. The Purchaser has been working with HUD since June, 2005 to obtain HUD's consent to increase the rents and the General Partner anticipates this approval will be granted prior to January, 2006. Additionally, the Purchaser anticipates receiving HUD approval to prepay the existing mortgage prior to January, 2006, with such prepayment to occur at the closing of the Sale. Once HUD approval to increase the rents under the terms of the agreement with HUD is received, the Purchaser intends to reapply to CHFA for low income housing tax credits ("LIHTC") and, if successful, anticipates that an allocation also would be received by June, 2006. The Sale is also subject to certain other conditions set forth in the Purchase Agreement prior to its closing, which include the foregoing. See "The Sale -- Conditions to Closing."



         o TERMINATION. The Purchaser may terminate the Purchase Agreement by giving written notice of termination to the Local Partnership not later than 5 days after the end of the inspection period, which ends on March 31, 2006. Further, either the Local Partnership or the Purchaser may terminate the

                  Purchase Agreement by giving written notice to the other party not later than 5 days after June 15, 2006, (i) if the consent of HUD has not been obtained, (ii) if the approval of the partners of the Partnership has not been obtained, and (iii) if Purchaser has not received the Tax Credit Letter. See "The Sale -- Closing" for additional information.



         o CONFLICTS OF INTEREST. Each of the Affiliated Parties will realize substantial benefits from the proposed Sale to the Purchaser and the consummation by the Purchaser of the transactions discussed in this Consent Solicitation Statement, including, without limitation, syndication of low income housing tax credits, Partnership distributions of sale proceeds, management fees, and a share of the proceeds from a subsequent sale of the Property each as more specifically described and quantified at "Conflicts of Interest of General Partner" at pages 13-15 and "Conflicts of Interest" at pages 43-45 of this Consent Solicitation Statement. Accordingly, the Affiliated Parties have a substantial conflict of interest with respect to the proposed Sale.


         o NO RECOMMENDATION BY THE GENERAL PARTNER. As a result of the Affiliated Parties' conflicts of interest with respect to the proposed Sale, the General Partner does not make any recommendation as to whether or not Limited Partners should consent to the Amendment, Sale or Term Extension. See "No Recommendation by the General Partner" for additional information.


         o TAX CONSEQUENCES OF THE SALE. The Sale will be a taxable transaction for United States federal income tax purposes and possibly for state and local income tax purposes as well. If the Property is sold, the Local Partnership will recognize gain, and a portion of the gain will be allocated to the Partnership. The gain recognized with respect to the Property will be allocated to the partners, including the Limited Partners, in accordance with the Partnership Agreement. In addition, a Limited Partner may recognize gain as a result of a decrease in the Limited Partner's share of Partnership liabilities; as a result of its share of the gain recognized by the Partnership on distributions from the Local Partnership; and as a result of the distribution of cash to the Limited Partner from the Partnership. The total amount of gain that will be allocated to the Limited Partners on a sale of the Property is estimated to be $164 per Unit, assuming that the Sale was consummated on September 30, 2005. However, also based on the financial condition as of September 30, 2005, it is estimated that the Partnership will be able to distribute only $73 per Unit to the Limited Partners, although the actual amount of the distribution may differ depending on the actual date of the Sale. The General Partner is obligated under the Partnership Agreement to endeavor not to cause, or consent to, the sale of the Property unless proceeds arising from such sale are likely to meet the federal income tax liabilities of the Limited Partners arising from such sale, at the then maximum applicable federal tax rates. The Local Partnership will distribute its net proceeds of sale to the Partnership in liquidation of the Local Partnership. The Partnership will distribute to its partners, including the Limited Partners, the net proceeds available after receipt of the distribution from the Local Partnership. Although each Limited Partner's circumstances are unique, it is unlikely that the tax liability to a Limited Partner resulting from the Sale and from the liquidations of the Local Partnership and the Partnership will exceed the cash received by the Limited Partner upon liquidation of the Partnership. See "United States Federal Income Tax Consequences" for additional information.


         o DISSENTERS' RIGHTS. Limited Partners are not entitled to dissenters' appraisal rights under applicable law or the Partnership Agreement.

         o ADDITIONAL INFORMATION. For additional information about the Partnership, AIMCO, or the AIMCO Operating Partnership, see "General Information." If you have any questions regarding the transaction, please contact the Solicitation Agent, The Altman Group, Inc., at (800) 217-9608 (toll-free).

                           FORWARD LOOKING INFORMATION

         The discussion set forth in this Consent Solicitation Statement regarding estimated future capital expenditures, uses of sales proceeds, estimated distributions to the Limited Partners and other parties, estimates of fees and reimbursements to be received by the General Partner and its affiliates, and estimates of the tax liabilities of the Limited Partners under different scenarios, at the time they were made, are forward-looking information developed by the General Partner. Any estimate of the future performance of a business, like the Partnership's business or that of its properties, or the performance of the Partnership and the Local Partnership if the Property is not sold, are forward-looking and based on assumptions, some of which inevitably will prove to be incorrect. These expectations incorporated various assumptions including, but not limited to, net sales proceeds, transaction costs, revenue (including occupancy rates), various operating expenses, general and administrative expenses, depreciation expenses, capital expenditures, working capital levels, the timing of transactions, and the actions taken or to be taken by other parties. While the General Partner deemed these expectations to be reasonable and valid at the date made, there is no assurance that the assumed facts will be validated, the expenses will actually be incurred, the results will actually be realized, or the estimates will prove to be accurate.

                                 SPECIAL FACTORS

BACKGROUND

         The General Partner and NHPMN Management, LLC, the property manager of the Property, are affiliates of AIMCO. Executives of the General Partner regularly evaluate the Partnership's interest in its properties by considering various factors such as the Partnership's financial position, the physical condition of the properties, and real estate and capital market conditions. The officers and employees of the General Partner use no specific formula to determine whether or not to sell a property, but rather all known information is considered. The decision as to whether or not to sell a property is based on the particular facts of such property, and the basis for each decision is unique to each property.


         COSTS ASSOCIATED WITH BEING A PUBLIC COMPANY. There are various costs associated with being a public company, including costs associated with preparing, auditing and filing our periodic reports with the SEC. We estimate these expenses to be approximately $23,000 per year. This represents approximately 99% of the Partnership's general and administrative expenses and 67.24% of the Partnership's total expenses (based on 2004 expenses of approximately $23,000 and $34,000, respectively). In addition, as a result of the Sarbanes-Oxley Act of 2002, we estimate our costs will increase by approximately 10% beginning in 2006. If the Partnership were to terminate its registration under the Exchange Act, the estimated cost savings would be approximately $23,000.



         During the third and fourth quarter of 2004, the General Partner considered the advantages and disadvantages of continuing the operations of the Partnership in its current structure. The General Partner determined that any benefits of continued ownership would be minimized by the Partnership's approaching termination on December 31, 2005 at which time, unless the Term Extension is approved, the Partnership would be required to sell its Local Partnership Interests. The Partnership, therefore, determined to sell the Property and elected to pursue the tax credit redevelopment of the Property as a means to induce HUD to allow prepayment of the Section 236 Note and to lift the rent restriction so that the Partnership could realize the full potential value of the Property unencumbered by low income use restrictions.



         During the same time period, the General Partner considered whether to market the Property to third parties or to sell the Property to an affiliate of the AIMCO Operating Partnership, which indicated interest in purchasing the Property. The Purchaser had an interest in acquiring the Property due to its ability to derive additional value from the Property through low income housing tax credits issued by the Colorado Housing and Finance Agency. In order to help ensure a fair price for the Property, the Purchaser offered to purchase the Property for the market price determined by an appraiser utilizing the additional assumptions that (i) no income use restrictions are in place on the Property (although such a restriction is currently in place as described herein) and (ii) that the Property could charge market rents and expenses rather than the set contract rents established by the existing agreements with HUD. The General Partner considered the likelihood of obtaining a price higher than the appraised value and the additional costs and time associated with marketing the Property to third parties, such as engaging the services of a real estate broker which charges a commission, and the additional time required to evaluate bids and to negotiate terms with third parties. The General Partner determined that the possibility of receiving a materially higher price did not warrant the additional time and expense of marketing to third parties. Consequently, the General Partner decided to sell the Property to the Purchaser.

         The Partnership also considered the appropriate structure of a sale of the Property to the Purchaser. The Partnership discussed with the Purchaser a transaction where the units of the Partnership are exchanged for common or preferred partnership units in the AIMCO Operating Partnership. The Partnership and the Purchaser considered the additional time and expense of such a transaction as compared to a sale of the Property in exchange for cash and assumption of debt to the Purchaser. Both parties determined that the time and expense to consummate an exchange offer would likely significantly exceed that of a sale of the Property. As a result, the Partnership and the Purchaser agreed upon a sale of the Property as the form of transaction. The Partnership and the Purchaser determined that the price would equal the appraised market value of the Property.



         In January, 2005, the Purchaser commenced discussions with the Colorado Housing and Finance Agency ("CHFA") to determine the availability of LIHTC's in connection with the acquisition and rehabilitation of the Property and submitted an application for the LIHTC's with CHFA on February 16, 2005. The Purchaser has been working with CHFA since May 26, 2005 to address CHFA's concerns about the subsidies the Local Partnership receives on the Property from HUD pursuant to a housing assistance contract under Section 8 of the United States Housing Act of 1937 (the "Section 8 Contract") and to ensure preservation of the Section 8 Contract while increasing rents to enable the refinancing of the redevelopment in conjunction with an allocation of tax credits. It is anticipated that the Property will receive the LIHTC's if the application can be amended to include the preservation of the Section 8 Contract. The application for LIHTC's can not be amended until HUD approval to prepay the existing mortgage and increase the rents on the Section 8 Contract is received. HUD approval of the rent increase is necessary to support the new debt service that will be required to generate sufficient loan proceeds to fund the proposed rehabilitation of the property. A formal request for the HUD approval of the rent increase was submitted on July 19, 2005 and the Denver HUD field office has approved the rent increase request and passed along such request to HUD Central for approval. Final approval must come from HUD in Washington and is anticipated prior to January 2006.


         On February 14, 2005, the Local Partnership entered into the Purchase Agreement to sell the Property to AIMCO Equity Services, Inc., a Virginia corporation, an indirectly wholly owned subsidiary of the AIMCO Operating Partnership and an affiliate of the General Partner, pursuant to which the Purchaser would purchase the Property for $7,000,000, subject to certain adjustments provided therein. The proposed terms of the Sale are more fully described at "The Sale" below.

         Upon receipt of the pending LIHTC's from the CHFA relating to the Property, it is anticipated that AIMCO Equity Services, Inc. will assign the Purchase Agreement to a newly formed limited partnership (the "Purchaser Assignee"). A newly-formed limited liability company which will be an AIMCO affiliate will be the general partner of the Purchaser Assignee and will own a 0.01% general partnership interest in the Purchaser Assignee. AIMCO Equity Services, Inc. will be the sole member of such general partner. It is anticipated that the limited partner of the Purchaser Assignee will be a tax credit fund (the "Tax Credit Fund") sponsored by AIMCO Capital, Inc. AIMCO and its affiliates will own 0.01% of the Tax Credit Fund. Entities unrelated to AIMCO and its affiliates will own 99.99% of the Tax Credit Fund.


         It is anticipated that the Tax Credit Fund will purchase a 99.99% limited partnership interest in the Purchaser Assignee for a purchase price of approximately $8,301,161 assuming a guarantee of Section 42 tax credit eligibility from CHFA and predicated upon a projection that the Property will obtain a total tax credit allocation of $9,224,434 from the CHFA, to be received annually in the amount of $922,443. The amount the Tax Credit Fund will pay for the majority interest in the Property exceeds the purchase price for the real estate because the Tax Credit Fund's purchase is conditioned on the economic benefit available from the receipt of $9,244,434 in LIHTC's in addition to the acquisition of the real estate. The LIHTC's are based on qualified basis from both the acquisition and the rehabilitation of the property and CHFA will not recognize a purchase price in excess of the fair market value of the Property as established by the Appraisal.


         In addition to the expected affiliated entities set forth above, each of the General Partner, the Purchaser, AIMCO Equity Services, Inc., AIMCO Capital, Inc. and the Purchaser Assignee are affiliates, and may be deemed to be under common control of AIMCO, a publicly traded real estate investment trust. Accordingly, the General Partner has a substantial conflict of interest with respect to the proposed sale. See "Risk Factors - Conflicts of Interest of General Partner" and "Conflicts of Interest."

         The Purchaser intends to renovate the Property after acquisition, and currently estimates that this renovation will cost approximately $6,808,011. The foregoing is merely an estimate, and there can be no assurance that the cost of this renovation will not exceed or be less than this estimate.


         The Purchaser currently intends to finance the purchase price for the Property and the renovation of the Property with approximately $8,976,000 in mortgage lender financing. The Purchaser currently anticipates that this financing will involve a (i) $8,370,000 first mortgage loan with an anticipated 6.05% interest rate amortized over a term of 30 years (under application at a prospective interest rate equal to the 10 year treasury bill rate plus 165 basic points) and (ii) a $606,000 second mortgage loan with an anticipated 5.55% interest rate and amortized over a term of 6 years (under application at a prospective interest rate equal to the 5 year treasury bill plus 160 basic points). The funding of the first and second mortgages will be contingent upon the admission of the Tax Credit Fund into the Purchaser Assignee as an equity investor. Although the Purchaser has not currently selected a lender to finance the Sale, the closing of the Sale will be contingent upon obtaining a commitment reflecting these terms. The Purchaser expects to receive a commitment reflecting these terms by the earlier of approximately 45 days prior to the consummation of the Sale or May 15, 2006. In addition, an AIMCO affiliate, will make available a bridge loan (the "Equity Bridge Loan") to the Purchaser or its assignee to finance the costs of rehabilitating the Property prior to the Tax Credit Fund's final equity contribution, to the extent that funds are not available from permanent debt and the initial and second equity contributions. If the proposed Sale is approved and consummated as described herein, the Equity Bridge Loan is estimated to be initially funded in the amount of $4,077,250 in December 2005 and additionally funded upon completion of construction in March 2007, up to the projected maximum cumulative limit of $4,445,098. The terms will include a loan origination fee projected at 2% of the maximum amount and the Equity Bridge Loan will bear interest at a rate equal to the prime rate plus 2% and will mature upon the earlier to occur of (i) 18 months after the initial disbursement of the proceeds of the Equity Bridge Loan or (ii) the funding of the final equity contribution.


         The Purchaser intends to syndicate the acquisition and rehabilitation LIHTC from the CHFA relating to the Property. The underwriter has indicated that the Property will be eligible for approximately $9,224,434 in LIHTC's resulting in approximately $8,301,161 of tax credit equity based primarily upon the $7,000,000 purchase price for the Property, a land value of $1,800,000, and renovation costs of approximately $6,808,011 at the Property.

         In addition, the General Partner estimates that AIMCO Equity Services, Inc. will earn a $1,759,641 developer fee (the "Developer Fee") if the LIHTC syndication is consummated as currently contemplated. Approximately $1,236,532 of the Developer Fee currently is projected to be deferred in the form of a loan made by AIMCO Properties to the Purchaser to be used to repay $1,236,532 of the Developer Fee at the time of the final equity contribution (the "Sponsor Loan"). The Sponsor Loan will have a term of 20 years and will bear a compounding interest rate of 8 %. Although the Sponsor Loan is required to be paid in full upon maturity, it does not require payments during the term but may be repaid prior to maturity as the Property generates cash flow in excess of debt service and certain other cash flow fees payable to affiliates of AIMCO, at which time the Property's excess cash flow will be used to repay the unpaid balance of the Sponsor Loan.


         In addition to the Developer Fee, AIMCO and its affiliates will also realize additional, substantial benefits from the proposed sale of the Property to the Purchaser and the consummation by the Purchaser of the transactions discussed in this Consent Solicitation Statement, including, without limitation, Partnership distributions of sale proceeds, management fees, syndication fees, disposition fees, and a share of residual proceeds from subsequent transfers of the Property each as more specifically described and quantified at "Conflicts of Interest of General Partner" at pages 13-15 and "Conflicts of Interest" at pages 43-45 of this Consent Solicitation Statement.


         Although the Partnership technically would be eligible to apply for a smaller amount of tax credits if it did not sell the Property, allocations for these tax credits are limited and competitive. Given the relatively limited nature of the proposed renovation of the Property, there can be no assurance that the Partnership would be able to receive an allocation for these tax credits or that such a transaction would be sufficiently large to be viable as a tax credit syndication.

         In December, 2004, the Purchaser retained the services of Integra Realty Resources (the "Appraiser"), an independent third party, to appraise the market value of the Property. Based on past experience utilizing the Appraiser's services, the General Partner is of the opinion that the Appraiser is competent and efficient at appraising multifamily real properties at a reasonable fee and with excellent client service. Furthermore, the Appraiser is a large national appraisal firm with the ability to appraise these properties at nearly any location in the United States, thereby avoiding the need to identify and research the experience of smaller, local, real estate appraisal firms. Consequently, the General Partner agreed with the Purchaser's choice to engage the Appraiser and did not give serious consideration to other appraisers.

         Although the Appraiser is an independent third party, the Appraiser has rendered appraisal services with respect to other properties owned by affiliates of the AIMCO Operating Partnership. In connection with the performance of these services, the AIMCO Operating Partnership and its affiliates have paid aggregate fees to the Appraiser of approximately $500,000 during the past two years. For the six months ended June 30, 2005, the fees paid by the AIMCO Operating Partnership or its affiliates to the Appraiser comprise less than approximately two percent of the Appraiser's aggregate billings for its services. Other than these services, no material relationship has existed in the past two years or is mutually contemplated. The General Partner is of the opinion that even though the Appraiser has had prior business dealings and may have additional engagements in the future with the AIMCO Operating Partnership or its affiliates, the number of appraisals requested by the AIMCO Operating Partnership relative to the total number of appraisals the Appraiser performs each year is not material. In light of the number of properties owned by the AIMCO Operating Partnership and its affiliates and the number of transactions each year involving those properties, the General Partner is of the opinion that the AIMCO Operating Partnership has paid fees to many of the nationally recognized appraisal firms.

         The Purchaser instructed the Appraiser to appraise the market value of the fee simple estate of the Property and did not place any limitations on the scope of the Appraiser's investigation. The Local Partnership provided the Appraiser with certain documentation, including the following:

         o        Legal Description of the Property;

         o        Rent roll dated December 15, 2004;

         o        Statement of Operations -- Detail for the period ended
                  December 2004;

         o        Statement of Operations -- Detail for the period ended
                  December 2003;

         o        Statement of Operations -- Detail for the period ended
                  December 2002;

         o        Marketing Information;

         o        Site Plan; and

         o        Applicable physical condition building reports.


         The Appraiser determined that the market value for the Property is $7,000,000 as of January 14, 2005. The market value of the Property was based on the underlying assumptions that (i) there are no income use restrictions on the Property (although such a restriction is currently in place) and (ii) the Property could charge market rents and expenses rather than the set contract rents established by the existing agreements between the Local Partnership and HUD. The foregoing encumbrances with respect to the income use restrictions and inability to charge market rents are currently set to be in place on the Property until the year 2012 and can not be eliminated without obtaining certain waivers and consents from HUD. The receipt of the foregoing waivers and consents from HUD has been subject to negotiation and the receipt thereof can not be guaranteed with certainty. Once the Purchase Agreement was prepared, an Executive Vice President of the General Partner's general partner, on behalf of the Local Partnership, executed the Purchase Agreement with the Purchaser, pursuant to which the Purchaser would purchase the Property for a purchase price of $7,000,000.


         After the proposed Amendment is adopted and the proposed Sale is consummated, the Partnership will dissolve pursuant to the terms of the Partnership Agreement and plans to file a notice with the SEC that will result in the termination of the Partnership's obligation to file annual, quarterly and other reports with the SEC.

         The sale of all of the Partnership's properties and dissolution will also provide you with liquidity in your investment, and beginning in the year after the year in which the dissolution occurs, you will no longer have to include K-1 information from the Partnership in your tax returns.

SALE PROCEEDS AND ESTIMATED FEDERAL INCOME TAX CONSEQUENCES


         ESTIMATED DISTRIBUTION OF SALES PROCEEDS. The following table contains a summary of the estimated distribution of the proceeds to the Limited Partners from the Sale, assuming that it is completed on September 30, 2005. These calculations are estimates based upon information currently available to the General Partner and are provided as an example only. Based on our experience, it is likely that the amounts set forth below will vary depending on the reserves established to satisfy future obligations, if any, actual transaction costs, and factors beyond the control of the General Partner.




Proceeds
--------

Gross sale price                                                                               $  7,000,000
Plus: Cash and cash equivalents                                                                     187,781
Plus: Other partnership assets, net of security deposits                                            736,006
Less: Mortgage debt, including accrued interest                                                    (984,262)
Less: Loans from Partners                                                                           (36,161)
Less: Accounts payable, accrued expenses and other liabilities                                     (988,256)
Less: Deferred Acquisition Note                                                                  (4,184,940)
Less: Reserve for Contingencies                                                                    (210,000)
Less: Closing Costs                                                                                 (24,011)
Less: Estimated Nonresident State Tax Withholding                                                  (129,448)
Less: Lower Tier General and Limited Partner Distribution, other than to the Partnership           (113,732)
                                                                                               ------------
Net proceeds distributable to all Partners                                                        1,252,978
Percentage of proceeds allocated to holders of units                                                    100%
                                                                                               ------------
Net proceeds distributable to holders of units                                                    1,252,978
       Total number of Units                                                                         17,074
                                                                                               ------------
Distributable net proceeds per Unit                                                                      73
                                                                                               ============




         ESTIMATED FEDERAL TAX CONSEQUENCES OF THE SALE. Limited Partners will recognize taxable gain, for United States federal income tax purposes, and possibly for state and local income tax purposes as well, in connection with the Sale and the liquidations of the Local Partnership and the Partnership. The table below is a summary of the estimated allocation to the Limited Partners of taxable gain upon the Sale, assuming that it is completed on September 30, 2005. These calculations are estimates based upon information currently available to the General Partner and are provided as an estimate only. The amounts to be allocated to the partners may vary depending the reserves established to satisfy future obligations, if any, actual transaction costs, and factors beyond the control of the General Partner. Each Limited Partner should consult his or her tax advisor regarding the tax consequences to him or her. See "United States Federal Income Tax Consequences -- Tax Consequences If the Property Is Sold."



         Gain per unit recognized on Sale                     $164
         Distribution per Unit                                $ 73


         The Sale will generate taxable gain to the Local Partnership for United States federal income tax purposes, and possibly for state and local income tax purposes as well, which will be allocated in part to the Partnership. The taxable gain allocated to the Partnership will in turn be allocated among the partners of the Partnership, including the Limited Partners.

         The General Partner is obligated under the Partnership Agreement to endeavor not to cause, or consent to, the sale of the Property unless proceeds arising from such sale are likely to meet the federal income tax liabilities of the Limited Partners arising from such sale, at the then maximum applicable federal tax rates. The Local

Partnership will distribute its net proceeds of sale to the Partnership in liquidation of the Local Partnership. The Partnership will then distribute to its partners, including the Limited Partners, the net proceeds available after receipt of the distribution from the Local Partnership. Although each Limited Partner's circumstances are unique, it is unlikely that the tax liability to a Limited Partner resulting from the Sale and from the liquidations of the Local Partnership and the Partnership will exceed the cash received by the Limited Partner upon liquidation of the Partnership.

RISK FACTORS

         The proposals herein have certain risks and disadvantages. Before deciding whether or not to consent to the proposals herein, you should carefully consider the following:

RISKS ASSOCIATED WITH THE SALE

         CONFLICTS OF INTEREST OF THE GENERAL PARTNER. The General Partner is an affiliate of the Purchaser and has a substantial conflict of interest with respect to the Sale. The General Partner and the Purchaser may be deemed to be under common control of AIMCO, a publicly traded real estate investment trust.


                  IF THE SALE OCCURS, AIMCO AND ITS AFFILIATES WILL RECEIVE FEES THAT OTHER PARTNERS WILL NOT RECEIVE. AIMCO and its affiliates will receive fees that other partners will not receive in connection with the Sale, which fees are all described in this paragraph. The Purchaser intends to syndicate the acquisition and rehabilitation LIHTC from the CHFA relating to the Property. The underwriter has indicated that the Property will be eligible for approximately $9,224,434 in LIHTC's resulting in approximately $8,301,161 of tax credit equity based primarily upon the $7,000,000 purchase price for the Property, a land value of $1,800,000, and renovation costs of approximately $6,808,011 at the Property. The General Partner estimates that AIMCO Equity Services, Inc. will earn a $1,759,641 Developer Fee if the LIHTC syndication is consummated as currently contemplated. Approximately $1,236,532 of the Developer Fee currently is projected to be deferred through the Sponsor Loan. The Sponsor Loan will have a term of 20 years and will bear an 8% compounding interest rate. Although the Sponsor Loan is required to be paid in full upon maturity, it does not require payments during the term but may be repaid prior to maturity as the Property generates cash flow in excess of debt service and certain other cash flow fees payable to affiliates of AIMCO, at which time the Property's excess cash flow will be used to repay the unpaid balance of the Sponsor Loan.



                  In addition to the Developer Fee, AIMCO and its affiliates will realize substantial benefits from the proposed Sale and the consummation of the transactions discussed in this Consent Solicitation Statement, each as set forth below:



                  o The AIMCO Operating Partnership will receive an estimated $142,277 of proceeds from the Sale as distributions upon its interests in the Partnership computed by multiplying $73 per unit by its 1,949 Units in the Partnership, as well as $20,679 directly from the Local Limited Partnership.



                  o The General Partner will be entitled to payment of its accrued accounting and reporting fees of approximately $454,445 upon consummation of the Sale.



                  o An affiliate of AIMCO will receive a lease-up review fee of $150,000.



                  o An AIMCO affiliate will receive syndication fees of approximately $800,000 related to the organization of the syndication fund and the acquisition of the Property as a result of the transactions.



                  o An affiliate of AIMCO will manage the Property after consummation of the Sale for a property management fee of 5% of annual gross rental collections, less vacancy. This constitutes a property management fee attributable to the Property that is lower than the current management fees, as property management fees in 2004 and 2003 were $92,484 and $86,939, respectively, based on a rate of 11.74% of gross receipts.



                  o It is anticipated that an AIMCO affiliate will receive an annual asset management fee of $22,500 and may receive an additional $7,500 annually, for a total of $30,000, if additional cash flow remains after payment of all other fees.



                  o An AIMCO affiliate will have a right of first refusal on the future Property sale.



                  o An affiliate of AIMCO will make the Equity Bridge Loan available to the Purchaser or its assignee to finance the costs of rehabilitating the Property prior to the Tax Credit Fund's final equity contribution, to the extent that funds are not available from permanent debt and the initial and second equity contributions. The Equity Bridge Loan terms will include a projected 2% loan origination fee and the Equity Bridge Loan will bear interest at a rate equal to the prime rate plus 2% and will mature upon the earlier to occur of (i) 18 months after the initial disbursement of the proceeds of the Equity Bridge Loan or (ii) the funding of the final equity contribution.



                  o An AIMCO affiliate will receive a guarantee fee of $75,000 paid in four annual installments of $18,750 the first four years after completion of the new construction and renovation to the Property.



                  o An affiliate of AIMCO will receive a compliance and reporting fee of $22,500 annually and which shall be increased each year by the rate of inflation.



                  o An affiliate of AIMCO will receive a general partner disposition planning fee of $18,750 paid annually in the final three years of the 15 year tax credit compliance period.



                  o An AIMCO affiliate will receive a subordinate property management fee which will be an annual amount equal to the lesser of (i) the property management fee or (ii) 12% of the Property's effective gross income minus the sum of the management fee, guarantee fee, disposition and planning fee and compliance review fee. The annual subordinate property management fee does not accrue and is paid only to the extent that additional cash flow is available.



                  o An affiliate of AIMCO will receive a supervisory management fee of $50,000 annually payable from additional cash flow and disposition proceeds, if any. Current projections do not anticipate that there will be any remaining cash flow available to make annual supervisory management fee payments.



                  o An AIMCO affiliate will receive a disposition fee upon future sale of the Property in an amount equal to 8% of the sale price if the Property is sold to an unaffiliated third party and 5% of the sale price if sold to an affiliate.



                  o Upon future sale of the Property, an AIMCO affiliate will receive a deferred acquisition fee of $500,000, payable from disposition proceeds, if any.



                  o Additionally, if the Property is sold by the Purchaser in the future, all of the proceeds of that future sale will be distributable to the Purchaser and its members or their assignees.



                   Each of the foregoing fees is comparable to fees that would be charged if provided by an unaffiliated third party. Specifically, the fees related to syndication including the Lease Review Fee,

         Syndication Fee, and Asset Management Fees are comparable to fees that would be charged by a third party providing the equity syndication. The Management Fee, Subordinate Management Fee, Compliance and Monitoring Fee, Guarantee Fee, Asset Management Fee, and the Disposition and Planning Fees are fees that would be charged by a third party developer or similar in amount to the fee a third party providing ongoing services to the Partnership would charge. Finally, the Disposition Fee and the Deferred Acquisition Fee as well as the potential net sales proceeds from the future sale of the property are also comparable to fees that would be received upon future disposition by a third party general partner in a third party owner of the Property.



THE GENERAL PARTNER AND ITS AFFILIATES WILL RECEIVE FUNDS IN REPAYMENT OF INDEBTEDNESS. A portion of the proceeds from the Property's sale, after payment of certain transaction costs but before distribution of any proceeds to Limited Partners, will be used to repay indebtedness of the Local Partnership and Partnership owed to the General Partner and its affiliates, including accrued interest thereon, estimated to be $650,881 as of September 30, 2005 and also to repay the Acquisition Note issued in connection with the purchase of the Property and currently held by an affiliate of the General Partner. As of September 30, 2005 the unpaid balance of the Acquisition Note, including accrued interest, was approximately $4,185,000. Upon consummation of the Sale, the entire outstanding amount of approximately $4,185,000 will be paid to San Juan del Centro, LLC, an affiliate of the AIMCO Operating Partnership and your General Partner. See "The Partnership and The Property -- Acquisition Note" in this Consent Solicitation Statement for a more detailed discussion of the Acquisition Note.


                  THE GENERAL PARTNER DOES NOT MAKE ANY RECOMMENDATION AS TO WHETHER OR NOT LIMITED PARTNERS SHOULD CONSENT TO THE PROPOSED AMENDMENT, TERM EXTENSION OR THE SALE. Although the General Partner is of the opinion that each of the Amendment, Term Extension and Sale are fair to the Unaffiliated Limited Partners for the reasons described herein, given their substantial conflicts of interest with respect to the proposed Sale and Term Extension, the General Partner does not make any recommendation as to whether or not Limited Partners should consent to the proposed Amendment, Term Extension or the Sale. Limited Partners will have to perform their own evaluation as to whether or not they should consent to the proposed Amendment, Term Extension and the Sale based upon a number of factors, such as their financial position, their need or desire for cash distributions, other financial opportunities available to them, and their tax position and the tax consequences to them of a sale of the Property.

                  THE PROPOSED SALE MAY MITIGATE THE GENERAL PARTNER'S LIABILITY FOR PARTNERSHIP LIABILITIES. The General Partner generally is liable for all recourse debts and other liabilities of the Partnership and the Local Partnership, in its capacity as the general partner of the Partnership and the Local Partnership. A sale of the Property reduces the General Partner's liability for Partnership and Local Partnership debt and liabilities that increase over time through the accrual of interest or otherwise and for liabilities and recourse debt that the Partnership or the Local Partnership may incur in the future with respect to the Property.

         IT IS POSSIBLE THAT THE PARTNERSHIP COULD REALIZE A HIGHER SALE PRICE IF IT MARKETED THE PROPERTY FOR SALE TO THIRD PARTIES OR CONTINUED TO HOLD THE PROPERTY. Although the General Partner is of the opinion that the purchase price of the Property and the terms of the Purchase Agreement are fair to the Unaffiliated Limited Partners, it is possible that the Local Partnership and Partnership could realize a higher purchase price if the General Partner marketed the Property for sale to third parties or held the Property for a longer period of time. The General Partner did not market the Property to the public. The Property could appreciate in value due to among other factors, an improving economy, decreases in interest rates, the expiration of certain low income use restrictions and the granting of tax benefits to holders of real estate like the Property. The General Partner continually considers whether its properties should be sold or otherwise disposed of after consideration of certain relevant factors, including prevailing economic conditions, availability of favorable financing and tax considerations, with a view to achieving maximum capital appreciation for the Local Partnership and the Partnership. However, the General Partner cannot predict or guarantee that the present time is the most advantageous time to sell the Property.


         LIMITED PARTNERS WILL RECOGNIZE GAIN UPON THE SALE. When the Property is sold, the Local Partnership will recognize gain as a result of the Sale equal to the sum of the cash received for the Property plus the amount of liabilities assumed, or to which the Property is taken subject, by the Purchaser, minus the Local Partnership's adjusted basis in the Property. The Partnership's portion of this gain recognized with respect to the Property will be allocated by the Partnership to the General Partner and the Limited Partners, in accordance with the terms of the

Partnership Agreement. If the Property is sold to the Purchaser as described in this Consent Solicitation Statement, the total amount of gain on the Sale that will be recognized is estimated to be $164 per Unit, assuming that the Sale was consummated on September 30, 2005. In addition, also based on the financial condition as of September 30, 2005, the cash proceeds distributable are estimated to be approximately $73 per Unit. These estimates are based upon information currently available to the General Partner. There can be no assurance that these estimates will prove to be accurate and the actual amount of the distribution may differ depending on the actual date of the Sale. Although each Limited Partner's circumstances are unique, and it is unlikely that the tax liability to a Limited Partner resulting from the Sale and from the liquidations of the Local Partnership and the Partnership will exceed the cash received by the Limited Partner upon liquidation of the Partnership, each Limited Partner should consult his or her tax advisor regarding the tax consequences to him or her. See "United States Federal Income Tax Consequences."



         THE ESTIMATE OF THE GAIN RECOGNIZED UPON THE SALE MAY BE INACCURATE. Gain from a sale of real property such as the Property is generally classified as Section 1231 gain for federal income tax purposes, which is taxed at the same rates for such purposes as capital gain income (currently taxed, in the case of long-term capital gain of individuals, at the maximum rate of 15% for federal income tax purposes) or, under special rules that apply to real property that has been depreciated, taxed as "unrecaptured section 1250 gain" (currently taxed, in the case of long-term capital gain of individuals, at a maximum rate of 25% for federal income tax purposes). The amount of taxable gain from the Sale is estimated to be approximately $164 per Unit, assuming that the Sale was consummated on September 30, 2005. These estimates are based upon information currently available to the General Partner. There can be no assurance that these estimates will prove to be accurate. Each Limited Partner should consult his or her tax advisor regarding the tax consequences to him or her. See "United States Federal Income Tax Consequences."



         IT IS POSSIBLE, ALTHOUGH UNLIKELY, THAT A PARTNER'S TAX LIABILITIES FROM THE SALE WILL EXCEED THE CASH PROCEEDS AVAILABLE FOR DISTRIBUTION. Proceeds available for distribution to the partners from the Sale after repayment of the Property's debts and payment of the Sale expenses may be less than the taxable gain realized by the Partnership and any tax liability resulting from the Sale and distributions. The Partnership's portion of the gain recognized with respect to the Property will be allocated to the partners, including Limited Partners, in accordance with the Partnership Agreement. In addition, a Limited Partner may recognize gain as a result of a decrease in the Limited Partner's share of Partnership liabilities; as a result of its share of the gain recognized by the Partnership on distributions from the Local Partnership; and as a result of the distribution of cash to the Limited Partner from the Partnership. The total amount of gain that will be allocated to the Limited Partners on a sale of the Property is estimated to be $164 per Unit, assuming that the Sale was consummated on September 30, 2005. Depending on a partner's individual circumstances, it is possible, although unlikely, that the partner will be required to use funds from sources other than distributions from the Partnership to pay income tax attributable to the Sale and distributions.


         IF THE PROPERTY IS SOLD, YOU WILL LOSE THE POTENTIAL TO RECEIVE FUTURE DISTRIBUTIONS FROM THE PROPERTY. If the Property is sold, you will no longer receive any future distributions from operating cash flow of the Property or upon a refinancing of the Property, if any.

         THERE WAS A LACK OF ARMS' LENGTH NEGOTIATIONS IN DETERMINING THE TERMS OF THE SALE. The terms and conditions of the proposed Sale, including the amount of the consideration to be paid for the Property, were determined without arms' length negotiations. The Local Partnership and the Purchaser agreed that the price would be based on the appraised market value of the Property. The terms of the proposed Sale could differ if they were subject to independent third party negotiations. While the purchase price for the Property is based on a recent appraisal and the Local Partnership will not be required to pay a brokerage commission with respect to the Sale, an arms' length sale of the Property through a licensed real estate broker might result in greater pre-tax proceeds to you than are estimated to be distributed in the proposed Sale.

         Moreover, in deciding upon the terms and conditions of the proposed Sale, no one separately represented the interests of the Limited Partners. The General Partner did not appoint, or ask the Limited Partners to appoint, an unaffiliated party to represent only their interests. See "Conflicts of Interest" below.

RISKS ASSOCIATED WITH THE FAILURE TO CONSUMMATE THE SALE


         THE PARTNERSHIP MAY LOSE ITS INTERESTS IN THE LOCAL PARTNERSHIP. The Local Partnership issued an Acquisition Note which is secured by a security interest in the Partnership's interest in the Local Partnership and is subordinate to the mortgage note encumbering the Property. The note matured on December 20, 1999 and is currently in default because the entire balance became due on December 20, 1999 and remains outstanding. After the Acquisition Note matured, the AIMCO Operating Partnership acquired the note on June 28, 2002 from St. John's Foundation for a purchase price of $2,600,000 in cash in order to prevent the note holder's exercise of its rights to foreclose on all of the general and limited partnership interests in the Local Partnership, including the interests owned by the Partnership. Subsequently, the AIMCO Operating Partnership transferred the Acquisition Note to San Juan del Centro, LLC, an affiliate of the AIMCO Operating Partnership and the General Partner, in exchange for the issuance of the membership interests in San Juan del Centro, LLC. Although there can be no absolute assurance that San Juan del Centro, LLC will not exercise remedies thereon, causing the Sale to not be consummated and causing Limited Partners to lose their entire investment in the Local Partnership, the General Partner does not believe that San Juan del Centro currently has any intention to exercise such remedies. See "Acquisition Note" below.


         THE VALUE OF THE PROPERTY COULD DECLINE IF THE SALE DOES NOT OCCUR. If the Property is not sold, the Partnership will continue to bear the investment risk associated with the Local Partnership's continued ownership of the Property. The future success of the Partnership will depend on many factors beyond the control of the General Partner, including competitive activity, the need for capital expenditures, prevailing economic and market conditions and financial, business and other factors. These factors may cause the value of the Property and the value of the Partnership's interest in the Local Partnership to decline. In addition, the General Partner believes that based on the location, age, physical condition, HUD limitations on increasing rental rates and other characteristics of the Property, a material improvement in its financial condition is uncertain.

         A SALE TO A THIRD PARTY WILL LIKELY RESULT IN CUSTOMARY TRANSACTION COSTS. A sale of the Property to an unaffiliated third party would cause the Local Partnership to incur the customary transaction costs involved with a sale of the Property. The Sale would avoid certain of these costs such as brokerage fees, which the General Partner expects would total approximately $210,000.

         A SALE TO A THIRD PARTY IS SUBJECT TO MORE UNCERTAINTY. A third party would likely be less familiar with the Property than an affiliate of the General Partner. As a result, a sale of the Property would likely be subject to many more conditions, as well as a longer inspection period, than the Sale. The terms of the Purchase Agreement provide more certainty to a sale of the Property than a sale to a third party, due to, among other things, abbreviated conditions to closing and the Purchaser's familiarity with the Property.


         THE COSTS OF ADMINISTRATIVE, ACCOUNTING, AND OTHER EXPENSES ARE INCREASINGLY BURDENSOME. The General Partner has determined that the Partnership is incurring approximately $23,000 in administrative and accounting expenses annually relating to the preparation and filing of periodic reports with the SEC, administrative and accounting expenses relating to the preparation of tax returns and Form K-1s and general audit costs, tax and investor relations expenses. In addition, as a result of the Sarbanes-Oxley Act of 2002, the Partnership estimates such costs will increase by approximately 10% beginning in 2006. If the Property is not sold and the Partnership continues in existence, these expenses will continue and will adversely affect the Partnership's financial performance.


         THE MORTGAGE HOLDER ON THE PROPERTY MAY SUCCESSFULLY EXERCISE REMEDIES ON THE PARTNERSHIP'S INTEREST IN THE PROPERTY, AND THE PARTNERSHIP MAY LOSE THE PROPERTY. The Property is collateral securing certain indebtedness of the Local Partnership. If the Local Partnership fails to make timely payments on the indebtedness or otherwise defaults, a successful exercise of remedies on the Property would likely result in the recognition of gain by the Local Partnership equal to the difference between (i) the lesser of (a) the market value of the Property, less the mortgage indebtedness, and (b) the amount of the mortgage indebtedness, and (ii) the Local Partnership's adjusted basis in the Property. Any taxable gain from a successful exercise of remedies upon the Local Partnership's interest in the Property, including cancellation of indebtedness income from a successful exercise of remedies or otherwise arising from the failure of the Local Partnership to repay all of its indebtedness will be taxable to the partners, including Limited Partners of the Partnership.

         FUTURE TAXABLE INCOME MAY EXCEED DISTRIBUTIONS. For the foreseeable future, the Partnership will probably not distribute sufficient cash to the Limited Partners to enable the Limited Partners to pay the resulting tax liabilities, even if the Partnership generates taxable income. Further, the Local Partnership's ability to make distributions to its partners, including the Partnership, is subject to an annual limitation of $12,270 based on the regulatory agreements it has entered into with HUD in order to receive assistance from the government. The regulatory agreement with HUD directly limits distributions on income from operations, not from sale proceeds. As discussed in detail herein at "Federal and State Affordable Housing Policy and Programs Make Sale of the Property More Attractive Than Continued Ownership by the Partnership," HUD can indirectly control sale proceeds through its right to control prepayment of the debt associated with the regulatory agreement and the Purchaser is currently in negotiations with HUD regarding the prepayment associated with the proposed Sale,


RISKS ASSOCIATED WITH APPROVING THE TERM EXTENSION.

         o THE PARTNERSHIP TERM WILL CONTINUE IF THE SALE IS NOT CONSUMMATED. Although the General Partner intends to consummate the Sale pursuant to the terms of the Purchase Agreement, there can be no assurance as to when the Sale will occur, if at all. If the Term Extension is approved, Limited Partners may not be able to exit from the Partnership until a termination of the Partnership in December 31, 2006, or if the termination date is further extended, until that extended date.

         o THERE IS NO ACTIVE TRADING MARKET FOR YOUR UNITS. Although the Units are registered with the SEC, there is no active trading market for the Units. There may be a limited number of prospective buyers for your Units in the future, and you may find it difficult or impossible to liquidate your investment at a price that exceeds the amounts you might receive on the liquidation and dissolution of the Partnership.

         o AFFILIATES OF THE GENERAL PARTNER WILL CONTINUE TO RECEIVE FEES. Affiliates of the General Partner will continue to receive management and other fees if the Property is not sold in the Sale.

         o THE VALUE OF THE PROPERTY MAY DECLINE AND YOUR INVESTMENT WILL CONTINUE TO BE AT RISK. Until the Property is sold, the Partnership will continue to bear the investment risk associated with the continued ownership by the Local Partnership of the Property.

RISKS ASSOCIATED WITH THE FAILURE TO CONSUMMATE THE TERM EXTENSION


     A FAILURE TO CONSUMMATE THE SALE PRIOR TO DECEMBER 31, 2005 WILL RESULT IN THE TERMINATION OF THE PARTNERSHIP ON DECEMBER 31, 2005 AND LIQUIDATION OF THE PARTNERSHIP'S ASSETS, INCLUDING THE SALE OF THE LOCAL PARTNERSHIP INTERESTS. Because the Property will not be sold in the Sale prior to December 31, 2005, the Partnership will terminate on December 31, 2005, and the General Partner will liquidate the Partnership's assets and distribute any proceeds in accordance with the Partnership Agreement. As part of the liquidation of the Partnership's assets, the General Partner will be required to sell all of the Local Partnership Interests. The General Partner is of the opinion that a sale of the Local Partnership Interests would require significant additional costs associated with marketing the Local Partnership Interests. Further, because secondary sales activity related to the partnership interests has been limited and sporadic, the General Partner believes that it may prove difficult to find a purchaser for the Local Partnership Interests willing to offer a competitive price. The General Partner is also of the opinion that unless there is a purchaser of the Property who is able to obtain low income housing tax credits in connection with the acquisition and rehabilitation of the Property, it may prove difficult to finance the planned renovation of the Property, thereby adversely affecting the value of the Local Partnership Interests. Accounting for each of the foregoing factors, the General Partner estimates that the marketing and legal costs associated with such a sale would be approximately $100,000.

REASONS FOR AND FAIRNESS OF THE PROPOSALS

REASONS FOR THE PROPOSALS


         The General Partner has determined that the Partnership is incurring approximately $23,000 in administrative and accounting expenses annually relating to the preparation and filing of periodic reports with SEC, administrative and accounting expenses relating to the preparation of tax returns, and general audit costs, and investor relations expenses. In addition, as a result of the Sarbanes-Oxley Act of 2002, the Partnership estimates such costs will increase by approximately 10% beginning in 2006. The General Partner is of the opinion that these costs are increasingly burdensome expenses to share among a decreasing number of Limited Partners. Although there is not an active trading market for the Units, the number of outstanding limited partnership units decreased by 384 units and 320 units for the years ended December 31, 2004 and 2003, respectively, due to Limited Partners abandoning their Units.



         Moreover, due to the fact that the Property is the only remaining apartment property owned by any of the operating partnerships in which the Partnership holds an interest, these increased expenses constitute significant expenditures of the Partnership. The General Partner is of the opinion that the sale of the Property and subsequent dissolution will result in ownership by a privately-held entity, in which case the public company obligations would no longer apply, thereby presenting opportunities to eliminate the Property's allocation of these costs and expenses. After the Sale is consummated, the Partnership will dissolve pursuant to the terms of the Partnership Agreement and file a notice with the SEC that will result in the termination of the Partnership's obligation to file annual, quarterly and other reports with the SEC.


         The sale of all of the Partnership's properties and dissolution will also provide you with liquidity in your investment, and beginning in the year after the year in which the dissolution occurs, you will no longer have to include K-1 information from the Partnership in your tax returns.

         The Affiliated Parties are of the opinion that Limited Partners should be presented with the Sale at the current time. They came to this conclusion based upon many factors, including the following:

         FEDERAL AND STATE AFFORDABLE HOUSING POLICY AND PROGRAMS MAKE SALE OF THE PROPERTY MORE ATTRACTIVE THAN CONTINUED OWNERSHIP BY THE PARTNERSHIP. The Property is financed, in part, with proceeds from a 1970 note that is insured by the Federal Housing Administration ("FHA") under Section 236 of the National Housing Act, as amended (the "Section 236 Note"). Under its original terms, the
Section 236 Note is prepayable without the consent of HUD. See "The Partnership and the Property -- Section 236 Note" in this Consent Solicitation Statement for a more detailed discussion of the Section 236 Note.

         The Property is also the beneficiary of a flexible subsidy loan made by HUD to the St. John's Housing Corporation, a non-profit corporation (the "Original Owner") in 1980. FHA regulations, concerning flexible subsidy loans and properties once owned by a non-profit corporation, require HUD's prior consent to prepay the Section 236 Note. Thus, the Section 236 Note, despite its prepayment language, may not be prepaid without HUD's prior consent, which consent would likely require the Local Partnership to continue to keep the Property an affordable housing project.

         Until the Section 236 Note is prepaid or matures in January 2012, Property operations are governed by a Regulatory Agreement between the FHA and the Local Partnership. The Regulatory Agreement, among other things, governs mandatory funding of reserve accounts, restricts annual distributions to $12,270 based on the owner's original equity contribution, and requires HUD supervision of repairs and upgrades. As the current beneficiary of a flexible subsidy loan, the Local Partnership may not receive any distributions from the Property so long as the flexible subsidy loan is outstanding.

         The Local Partnership also receives subsidies under the Section 8 Contract which covers all of the dwelling units on the Property. The Section 8 Contract is currently set to expire in July, 2006.

         The Section 8 Contract subsidies do not increase the rents received by the Local Partnership, but subsidize the rents paid by eligible low-income residents. Rents received by the Local Partnership under the Section 8 Contract are currently less than the market rents for comparable nonsubsidized units in the Property's market area. Generally, annual rent increases under the Section 8 Contract will be limited to an inflation factor determined by HUD in the State in which the Property is located but in no event higher than market rents for comparable unassisted units in the market area.

         If the Local Partnership were to terminate the Section 8 Contract, which it can do after providing one year's prior termination notice to the Property's residents, the presence of the flexible subsidy loan on the Property and current Section 236 regulations would (a) limit admission to the Property to tenants with an annual income that is equal to or less than 80% of the area median income, (b) continue the limited distribution based on the Original Owner's initial equity contribution and not any new equity contributed by the Local Partnership, and (c) restrict rents to those that are approved by HUD through a budget based rent increase application in which the Local Partnership could not include new debt service as an operating expense in determining the new rents without a prior waiver from HUD to do so.

         The General Partner believes that a material increase in the Property's operating cash is unlikely at this moment due to the limited potential increase in the Section 8 rents and the Section 236 restrictions.

         Given the age of the Property, the General Partner anticipates that the Property will require substantial capital expenditures in the future for which current rents and reserves will not be adequate. The General Partner anticipates that the additional debt or equity investments to fund these capital expenditures would be difficult to be supported or justified by the current Property rents or, if the Section 8 Contract is terminated, by rents that must be budget justified and, in practical terms, limited to those that are affordable to person with annual incomes at or below 80% of the area median income.

         As a result of the restrictions imposed on the Property, its location, age and other characteristics, the General Partner believes that its best commercial use, at this time, is to continue to be rental affordable housing to low and moderate income families. Accordingly, the General Partner believes that it would not be beneficial or feasible, at this time, to attempt to convert the Property to a nonsubsidized use.


         As a result of the limited opportunity for increasing revenues and the ongoing property needs both in terms of operating expenses and projected capital repairs, the General Partner is of the opinion that disposing of this asset at this time to a buyer willing to take on the risks is the prudent course of action.



         While current federal housing and tax policy provides only limited rewards for continuing ownership by the original investors of subsidized low income housing projects that are not suitable for conversion to market rate use, such policies do provide incentives, including low income housing tax credits and tax-exempt financing for the acquisition and rehabilitation of such properties by new owners who will continue to maintain these properties for affordable housing use. The eligibility of the Property for such transactions adds value to the Property, but this value can be realized by the current Partners only through a sale of the Property to new owners. Although the proposed Sale will be to an affiliated entity, the incentives available through the low income housing tax credits program will be available because the affiliated entity ultimately holding an interest in the Property will hold less than 10% of the ownership interests after the transaction as 99.99% of the limited partner interest in the affiliated entity will be syndicated to third party investors as described in more detail at "The Sale" herein.


         THE SALE WILL BE CLOSED PROMPTLY. Under the terms of the Purchase Agreement, the Sale will be consummated promptly after the requisite consents are obtained, which includes obtaining the consent of HUD, thereby reducing any costs associated with delays. Moreover, by closing the Sale promptly, the risks are reduced that the transaction will not occur on the terms described in this Consent Solicitation Statement, on different terms or not at all. Finally, by completing the Sale promptly, all of the risks associated with ownership of interests in real property, such as a reduction in value or damage inflicted by fire or other natural disaster, are reduced.

         THE PROPERTY NEEDS CAPITAL EXPENDITURES. The Property currently requires capital expenditures for which existing reserves are not adequate. The Property was purchased by the Local Partnership in December, 1984. The General Partner is of the opinion that the improvements are in average condition, and that many of the amenities are in need of modernization and additional amenities should be incorporated to enhance the appearance and function of the Property. A rehabilitation planned as part of the LIHTC syndication includes improvements to the exterior of the buildings as well as the individual unit interiors. Interior improvements planned include new carpeting, appliances, kitchen and bath fixtures and cabinets, light fixtures, doors, hardware, water heaters, and furnaces. Additionally, dishwashers, microwaves, and air conditioning will be incorporated into the apartments as new amenities. The exterior improvements include new siding, new insulated windows, new paint, site lighting, roofs and repaving of the parking lot. The objective of the rehabilitation will be to correct deferred maintenance and extend the useful life of the Property as well as the addition of certain amenities to ensure the property remains competitive in the market. The aggregate total cost of rehabilitation is projected to be approximately $6,808,011, or $45,387 per apartment unit.

         THE SALE WILL AVOID CERTAIN CUSTOMARY TRANSACTION COSTS. In the Sale, the Partnership will not incur some of the costs that it would otherwise incur in a sale of the Property to a third party, such as such as brokerage fees, which the General Partner expects would total approximately $210,000 and which would reduce the net sale proceeds to the Partnership.

         THE PROPOSED SALE PROVIDES MORE CERTAINTY THAN A SALE TO A THIRD PARTY. The terms of the Purchase Agreement provide more certainty to a sale of the Property than a sale to a third party, due to, among other things, the abbreviated conditions to closing and the Purchaser's familiarity with the Property. Agreements with third parties for the sale of a property often are not consummated for a variety of reasons.





         CURRENT CONDITIONS ARE FAVORABLE TO A SALE. Market conditions are currently favorable for sellers of properties of the type and character of the Property, largely because of tax benefits and favorable financing available to purchasers of such properties. However, these market conditions are of uncertain duration and could be adversely affected by, among other things, continued weakness in the economy, increases in interest rates, and other factors, and there is no assurance that the Local Partnership would succeed in selling the Property on equal or better terms than the Purchase Agreement. Specifically, while the interest rate environment has been favorable for the past year, in light of increasing inflationary pressures from rising energy prices and the stated Federal Reserve Bank Policy to increase interest rates in an effort to prevent or eliminate inflation, it is not certain the current low interest rates will persist. Furthermore, and as described herein, the proposed transaction requires a waiver from HUD to enable the Purchaser to increase rents. HUD is under increasing budgetary constraints that have been exacerbated by the recent hurricanes in the Southeast and which may limit its ability to fund new projects and rent increases on existing projects. In addition, and as described in detail directly below at "Limited Tax Benefits of Continued Investment" and "Future Taxable Income May Exceed Distributions," it is likely that the Partnership will generate taxable income that will be allocated to the Limited Partners, but will fail to generate sufficient cash for distribution to the Limited Partners to pay resulting tax liabilities, a problem commonly referred to as "phantom income." A consummation of the proposed Sale would eliminate the allocation of phantom income to the Limited Partners in connection with the Property.



         THE EXECUTION OF A SIMILAR SALE IN THE FUTURE IS UNCERTAIN. If a sale of the Property is not consummated either (i) in the near future or (ii) under the terms of the proposed Sale as described herein, then given changing economic conditions, among other things, the execution of a similar sale in the future is uncertain because the appraised price, on which the Sale was based, may be materially different.



         LIMITED TAX BENEFITS OF CONTINUED INVESTMENT. The tax benefits of continued investment in the Property have been reduced for the Limited Partners because the Property has been substantially depreciated for income tax purposes. Because of the Property's accelerated depreciation schedule, the depreciation expense of the Property, which reduced the taxable income, was highest during the initial years after the Local Partnership initially acquired the Property. In addition, because the amortization of loan principal is lowest at the beginning of the loan period, interest expense was higher during that time than the present. As a result, the Local Partnership probably operated at a taxable loss during the initial years of operation. As the Property and its mortgage loan aged, however, the Local Partnership's interest and depreciation expenses declined, reducing the deductions to the taxable incomes of Limited Partners. For example, with respect to the fixed assets put into service in the year 2001, the Local Partnership incurred tax-basis depreciation expense of $19,617, $10,975 and $6,711 in 2002, 2003 and 2004, respectively. Further, the original building became fully depreciated on a tax-basis during the 2002 tax year.



         FUTURE TAXABLE INCOME MAY EXCEED DISTRIBUTIONS. For the foreseeable future, the Property will probably not generate sufficient cash for distribution to the Limited Partners to pay resulting tax liabilities, even if it generates taxable income. As discussed in the immediately prior section, "Limited Tax Benefits of Continued Investment," the Local Partnership is expected to be able to claim only small deductions for interest expense and depreciation. Although the Property is likely to generate taxable income it is not anticipated that the Local Partnership will have cash for distribution to its partners. Further, the Local Partnership's ability to make distributions to its partners, including the Partnership, is subject to an annual limitation of $12,270 based on the regulatory agreements it has entered into with HUD in order to receive assistance from the government. The regulatory agreement with HUD directly limits distributions on income from operations, not from sale proceeds. As discussed in detail herein at "Federal and State Affordable Housing Policy and Programs Make Sale of the Property More Attractive Than Continued Ownership by the Partnership," HUD can indirectly control sale proceeds through its right to control prepayment of the debt associated with the regulatory agreement and the Purchaser is currently in negotiations with HUD regarding the prepayment associated with the proposed Sale,


         THE PROPERTY'S FINANCIAL CONDITION IS NOT LIKELY TO IMPROVE. Based on the location, age, physical condition, HUD limitations on increasing rental rates and other characteristics of the Property, a material improvement in its financial condition is uncertain absent the rehabilitation proposed by the Purchaser.




FAIRNESS OF THE PROPOSALS

         FACTORS CONSIDERED BY THE AFFILIATED PARTIES. The General Partner is affiliated with the Purchaser. As a result, the General Partner's interest may conflict with those of the Unaffiliated Limited Partners. Notwithstanding this conflict, the General Partner, the Partnership, AIMCO, the AIMCO Operating Partnership, AIMCO-GP and the Purchaser are of the opinion that the Sale is fair to the Unaffiliated Limited Partners on the basis of the factors described below.

         Positive Factors Considered. In determining that the Sale is fair to the Unaffiliated Limited Partners, the Affiliated Parties, considered the following factors, each of which, in their opinions, supported their determination:


         o The purchase price in the proposed Sale is based on the appraised market value of the Property as of January 14, 2005. The parties did not request that the appraiser recommend a price for the Sale; rather, the independent third party appraiser appraised the market value of the Property. The Local Partnership and the Purchaser agreed that the price would be the appraised market value of the Property and that the assumptions underlying the valuation would include (i) no income use restrictions on the Property (although such a restriction is currently in place, as described in the attached Consent Solicitation Statement) and (ii) that the Property could charge market rent and expenses rather than the set contract rents established by the existing agreements with HUD. The foregoing encumbrances with respect to the income use restrictions and inability to charge market rents are currently set to be in place on the Property until the year 2012 and can not be eliminated without obtaining certain waivers and consents from HUD. We estimate that after the Local Partnership repays the mortgage encumbering the Property, its deferred acquisition note (the "Acquisition Note"), and other liabilities, distributable proceeds will be approximately $2,100,000. The Partnership's anticipated share of such distributable proceeds is likely to be approximately $1,955,000. The receipt of the foregoing waivers and consents from HUD has been subject to negotiation and the receipt thereof can not be guaranteed with certainty. The Purchaser has been working with HUD since June, 2005 to obtain HUD's consent to increase the rents and the General Partner anticipates this approval will be granted prior to January, 2006. Additionally, the Purchaser anticipates receiving HUD approval to prepay the existing mortgage prior to January, 2006, with such prepayment to occur at the closing of the Sale. Once HUD approval to increase the rents under the terms of the agreement with HUD is received, the Purchaser intends to reapply to CHFA for LIHTC's and, if successful, anticipates that an allocation also would be received by June, 2006.


         o Neither applicable law nor the terms of the Partnership Agreement require consent of a majority of the Unaffiliated Limited Partners for the Sale. However, in order to determine if substantial opposition exists to the Sale, the General Partner has elected not to consummate the Sale unless it receives the consent of a majority in interest of the Unaffiliated Limited Partners. As such, the Sale will only occur if it is affirmatively approved by disinterested parties.


         o Market conditions are currently favorable for sellers of properties of the type and character of the Property, largely because of the current interest rate environment and tax benefits and favorable financing available to purchasers of these properties. However, these market conditions are of uncertain duration and could be adversely affected by, among other things, the availability of low-income housing tax credit allocations, future weakness in the economy, increases in interest rates, federal budgetary and appropriation constraints and other factors, and there is no assurance that the Local Partnership would succeed in selling the Property on equal or better terms than in the Purchase Agreement. Specifically, while the interest rate environment has been favorable for the past year, in light of increasing inflationary pressures from rising energy prices and the stated Federal Reserve Bank Policy to increase interest rates in an effort to prevent or eliminate inflation, it is not certain the current low interest rates will persist. Furthermore, and as described herein, the proposed transaction requires a waiver from HUD to enable the Purchaser to increase rents. HUD is under increasing budgetary constraints that have been exacerbated by the recent hurricanes in the Southeast and which may limit its ability to fund new projects and rent increases on existing projects. In addition, and as described in detail herein at "Limited Tax Benefits of Continued Investment" and "Future Taxable Income May Exceed Distributions," it is likely that the Partnership will generate taxable income that will be allocated to the Limited Partners, but will fail to generate sufficient cash for distribution to the Limited Partners to pay resulting tax liabilities, a problem commonly referred to as "phantom income." A consummation of the proposed Sale would eliminate the allocation of phantom income to the Limited Partners in connection with the Property.


         o Under the terms of the Purchase Agreement, the Sale will be consummated promptly after the requisite consents are obtained, which includes obtaining the consent of HUD, thereby reducing any costs associated with delays. Moreover, by closing the Sale promptly, the risks are reduced that the transaction will not occur on the terms described in this Consent Solicitation Statement, on different terms or not at all. Finally, by completing the Sale promptly, all of the risks associated with ownership of interests in real property, such as a reduction in value or damage inflicted by fire or other natural disaster, are reduced.

         o In the Sale, the Partnership will not incur some of the costs that it would otherwise incur in a sale of the Property to a third party, such as brokerage fees, which the General Partner expects would total approximately $210,000 and which would reduce the net sale proceeds to the Partnership.

         o The Sale under the terms of the Purchase Agreement provides more certainty to a sale of the Property than a sale to a third party, due to, among other things, the limited conditions to closing and the Purchaser's familiarity with the Property. Because affiliates of the General Partner and AIMCO, such as the current property manager NHPMN Management, LLC, have been managing the Property since January 1, 1987 and therefore are very familiar with the operations and the condition of the Property, the Purchaser does not need to perform due diligence on the Property. Accordingly, the Sale is expected to occur as soon as practicable after the approval of the Limited Partners pursuant to this Consent Solicitation Statement.


         o The General Partner has determined that the Partnership is incurring approximately $23,000 in administrative and accounting expenses annually relating to the preparation and filing of periodic reports with the SEC, administrative and accounting expenses relating to the preparation of tax returns and general audit costs, and investor relations expenses. In addition, as a result of the Sarbanes-Oxley Act of 2002, the Partnership estimates such costs will increase by approximately 10% beginning in 2006. Because the Property is the sole remaining property owned by any operating partnership in which the Partnership has an interest, upon completion of the disposition of the Property, the Partnership will terminate pursuant to the terms of the Partnership Agreement. As part of the termination and dissolution process, the General Partner will file a notice with the SEC resulting in the termination of the Partnership's obligation to file periodic reports under the Exchange Act. As such, the Partnership will no longer incur the expenses related to its Exchange Act filings.


         o There have been no other firm offers by third parties for the Property, no merger or other extraordinary transaction during the past two years with which to compare the purchase price and resulting distribution to Limited Partners. No other offer to purchase the Property is currently outstanding. The General Partner, however, has not marketed the Property for sale to the public.

         o The method used to determine the purchase price for the Property is a method commonly relied upon by investors to value income producing property. The purchase price in the proposed Sale is based upon the current market value as determined by the Appraiser. The Appraiser determined the market value by performing two analyses: (i) comparing the Property to comparable properties in the same general vicinity that have sold recently and (ii) dividing a comparable capitalization rate by a forecast of net operating income. With respect to the valuation of this type of real estate, the going concern, liquidation and current market values are the same, assuming the seller is not forced to sell the property in a certain period of time or other outside conditions are imposed on the sale.

         o The Purchaser has the ability to consummate the Sale on the terms specified in the Purchase Agreement. The Purchaser is indirectly wholly-owned by the AIMCO Operating Partnership and therefore has the financial resources of the AIMCO Operating Partnership available to it.


         o The Partnership's share of the distributable proceeds upon the Sale of the Property, which is likely to be $1,955,000, exceeds the book value of the Property, which was approximately $(1,688,000) at December 31, 2004.


         o The Local Partnership originally acquired the Property in December, 1984 at a gross purchase price of approximately $4,200,000, which is nearly $3,000,000 less than the current purchase price of $7,000,000. Other than the appraised value, no current market price is available for the Property, as the Partnership has not marketed the Property for sale to third parties, and no offers to purchase the property have been received in the past two years.

         o The potential, future capital needs of the Local Partnership, the borrowing capacity of the Local Partnership, and the costs associated with additional stand-alone borrowings by the Local Partnership diminish any benefits of the Local Partnership's continued ownership of the Property as well as your Partnership's continued ownership of limited partnership interests in the Local Partnership.

         Negative Factors Considered. In determining that the Sale is fair to the Unaffiliated Limited Partners, the Affiliated Parties, also considered the following negative factors:

         o Following the Sale, the Limited Partners will cease to participate in future earnings or growth, if any, of the Property or to benefit from increases, if any, in the value of the Property.


         o Limited Partners will recognize taxable gain. The General Partner estimates, based on the financial condition as of September 30, 2005, that the taxable gain allocated to the Limited Partners from the Sale will be $164 per Unit (in addition to any other taxable income or gain that may result to the Limited Partners in connection with the liquidations of the Local Partnership and the Partnership) while the distributions to the Limited Partners are estimated to be $73 per Unit.

      o        The Affiliated Parties have actual or potential conflicts of interest in connection with the Sale and in determining that the Sale is fair to the Unaffiliated Limited Partners. For example, the Affiliated Parties desire to purchase the Property at a low price and Unaffiliated Limited Partners desire to sell the Property at a high price. Additionally, each as more specifically described and quantified at "Conflicts of Interest of General Partner" at pages 13-15 and "Conflicts of Interest" at pages 43-45 of this Consent Solicitation Statement, the Affiliated Parties will receive
                  (i) certain fees in connection with the Sale and from the operation of the Property, (ii) income from the operation of the Property after the Sale occurs and (iii) may realize a profit from the syndication of the LIHTC and if they sell the Property in the future for a price greater than the purchase price in the Sale.


         o The General Partner did not actively solicit any third-party interest for the sale of the Property.

         o In structuring the Sale, neither the Partnership, the Local Partnership nor the Limited Partners had separate representation. The Local Partnership and the Purchaser agreed that the price would be based on the appraised market value of the Property. If separate representation had been provided, the terms of the Sale might have been different. For example, if a representative had negotiated the terms of the Sale on the Partnership's or Local Partnership's behalf, the purchase price could have been more favorable to the Partnership.

         o The market value of the Property was determined by an independent third party appraiser who has previously performed several property appraisals for the AIMCO Operating Partnership.

         o Limited Partners are not entitled to dissenters' rights under applicable law or the Partnership Agreement.

         In the opinion of each of the Affiliated Parties, these negative factors were not sufficient, either individually or in the aggregate, to outweigh the benefits of the proposed Sale to the Limited Partners.

         Procedural Fairness of the Proposals. Each of the Affiliated Parties is aware that AIMCO and its affiliates have interests in the Sale or have relationships that may present conflicts of interest in connection with the Sale and considered these conflicts of interest along with the other factors enumerated above in making its determination. See "Conflicts of Interest." Further, the Affiliated Parties took into account the absence of the following procedural safeguards: (1) an unaffiliated representative to act solely on behalf of the Partnership, the Local Partnership or the Unaffiliated Limited Partners for purposes of negotiating the terms of the Sale and (2) the approval of the Sale by a majority of non-employee directors or unaffiliated partners of the General Partner. As enumerated above, each of the Affiliated Parties considered these factors to be negative factors in its determination that the Sale is fair to the Unaffiliated Limited Partners. However, the Affiliated Parties are of the opinion that the Sale is procedurally fair to the Unaffiliated Limited Partners because, among other things:

         o The Purchaser obtained an appraisal of the Property from an independent third party appraiser. The Local Partnership and the Purchaser agreed that the price would be based on the appraised market value of the Property.

         o By providing the information required by Schedules 13E-3 and 14A of the Exchange Act, the Affiliated Parties have provided sufficient information to each Limited Partner to make its own decision with respect to consenting to the Sale.

         o The Partnership Agreement requires the vote of Limited Partners owning more than 50% of the outstanding Units to approve the sale of all or substantially all of the properties of the Partnership or its operating partnerships in a single transaction (or in a series of related transactions), and the General Partner is seeking the requisite consent through this Consent Solicitation Statement.

         o The Sale will not be consummated if Limited Partners holding a majority of the Units held by Unaffiliated Limited Partners do not consent to the Sale in the manner described herein.

         The Affiliated Parties found it impracticable to assign, and did not assign, relative weights to the individual factors (positive, negative and procedural) considered in reaching the conclusion as to the fairness of the Sale. The foregoing discussion of the information and factors considered and given weight by the Affiliated Parties is not intended to be exhaustive but is believed to include all material factors considered by the Affiliated Parties.

         ALTERNATIVES TO THE SALE. The assessment of the fairness of the Sale by the Affiliated Parties was also based on a review of other possible alternatives. The Affiliated Parties considered as a primary alternative to the Sale the continuation of the business of the Partnership, with the Property continuing to be owned by the Local Partnership.

        Continued Ownership by the Partnership. One alternative would be for the Local Partnership to continue to own and operate the Property without consummating the Sale. A number of advantages could result from the continued ownership of the Property by the Local Partnership without consummation of the Sale.

         Benefits of Continued Ownership. The Affiliated Parties considered the primary benefits of continued ownership to be the following:

         o Continued ownership of the Property by the Local Partnership would afford the Limited Partners of the Partnership with the opportunity to participate in any future appreciation in the Property.

         o Continued ownership would avoid the disadvantages resulting from the Sale as described in "Risk Factors -- Risks Associated with Sales."

         o Continued ownership of the Property by the Local Partnership would allow Limited Partners to delay the recognition of any taxable gain that would otherwise be triggered by the sale of the Property as described in "United States Federal Income Tax Consequences."

         Disadvantages of Continued Ownership. The Affiliated Parties also considered the relative disadvantages to the Limited Partners of the Partnership of continuing the ownership of the Property by the Local Partnership under its current business plan relative to the benefits discussed above and relative to the Sale.


         o If the ownership by the Local Partnership is continued, Limited Partners will not have any assurance of when or if another sale transaction will occur with respect to the Property or its partnership interests in the Local Partnership. Although, without the approval of the Term Extension, the Partnership will terminate on December 31, 2005 under the terms of the Partnership Agreement, there is no assurance that the Partnership will be able to sell the Property or its partnership interests in the Local Partnership at that time on equal or better terms than as set forth in the Purchase Agreement or at all. In addition, continued ownership of the Property by the Local Partnership would fail to secure the benefits to the Limited Partners that are expected to result from the Sale, including a cash distribution to the Limited Partners of approximately $73 per Unit, based on the assumption that the Sale was consummated on September 30, 2005.


         o The Local Partnership would continue to own the Property and therefore, through its ownership interests in the Local Partnership, the Partnership would continue to be exposed to the risks inherent in property ownership, including, but not limited to, fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for property of the type owned by the Local Partnership and federal and local laws and regulations affecting the ownership and operation of real estate. Consequently, the value of the Property could decline in the future if rental conditions, operating performance or the real estate market decline.

         o Although the Local Partnership technically would be eligible to apply for a smaller amount of tax credits if it did not sell the Property, allocations for these tax credits are limited and competitive. Given the relatively limited nature of the proposed renovation of the Property, there can be no assurance that the Local Partnership would be able to receive an allocation for these tax credits or that such a transaction would be sufficiently large to be viable as a tax credit syndication.

         o The Partnership Agreement provides for termination of the Partnership on December 31, 2005. Without approval for the Term Extension, the short period of time remaining before the Partnership terminates reduces the continued benefits of the ownership of the Property discussed above.

         Based on the factors described above, the Affiliated Parties concluded that the disadvantages of continuing the ownership of the Property by the Local Partnership under its current business plan outweighed the benefits of continuing the ownership of the Property, and that the Sale would provide greater benefit to the Limited Partners than would a continuation of the Local Partnership's ownership of the Property.

APPRAISAL OF THE PROPERTY.

         Selection and Qualifications of Independent Appraiser. The Purchaser retained the services of the Appraiser, an independent third party, to appraise the market value of the Property. The Appraiser is the largest property valuation and counseling firm in the United States, with 50 offices in 30 states. The Purchaser selected the Appraiser based on its qualifications, expertise and reputation in providing appraisals to companies and general partners in the real estate syndication business and other real estate associated activities.

         Although the Appraiser appraised the market value of the Property, the Local Partnership and the Purchaser determined the consideration to be offered in the Sale. The Appraiser did not recommend an amount of consideration to be offered in the Sale.

         Scope of Engagement. The Purchaser instructed the Appraiser to appraise the fair market value of the fee simple estate of the Property and did not place any limitations on the scope of the Appraiser's investigation. The Local Partnership provided the Appraiser with certain documentation, including the following:

         o        Legal Description of the Property;

         o        Rent roll dated December 15, 2004;

         o        Statement of Operations -- Detail for the period ended
                  December 2004;

         o        Statement of Operations -- Detail for the period ended
                  December 2003;

         o        Statement of Operations -- Detail for the period ended
                  December 2002;

         o        Marketing Information;

         o        Site Plan; and

         o        Applicable physical condition building reports.

         Appraisal Procedures. The Appraiser represented that its report was prepared in conformity with the Uniform Standards of Professional Appraisal Practice and the Code of Professional Ethics and Standards of Professional Practice of the Appraisal Institute. In preparing its valuation of the Property, the Appraiser, among other things:

         o        Inspected the Property;

         o Conducted neighborhood and area research, including major employers, demographics (population trends, number of households, and income trends), transportation, surrounding uses, and general economic outlook of the area;

         o Conducted market research of rental inventory, historical vacancy rates, historical average rental rates, occupancy trends, concessions, and marketing strategies in the submarket, and occupancy rates at competing properties;

         o Reviewed leasing policy, concessions and history of recent occupancy;

         o Reviewed the historical operating statements for the Property and an operating budget forecast for 2005;

         o Conducted market inquiries into recent sales of similar properties to ascertain sales price per unit, effective gross income multipliers and capitalization rates; and

         o Prepared sales comparison and income capitalization approaches to value.

         Summary of Approaches and Methodologies Employed. The following summary describes the material approaches and analyses employed by the Appraiser in preparing the appraisal. The Appraiser principally relied on two approaches to valuation: (i) the sales comparison approach and (ii) the income capitalization approach.

         The sales comparison approach uses analysis techniques and sales of comparable improved properties in surrounding or competing areas to derive units of comparison that are then used to indicate a value for the subject property. Under this approach, the primary methods of analysis used by the Appraiser were:
(i) sales price per unit analysis and (ii) effective gross income analysis.

         The purpose of the income capitalization approach is to value an income-producing property by analyzing likely future income and expenses of the Property over a reasonable holding period. Under the income capitalization approach, the Appraiser performed a direct capitalization analysis to derive property value. The direct capitalization analysis determines the value of a property by applying a capitalization rate that takes into account all of the factors influencing the value of such property to the net operating income of such property for a single year.

The Appraiser relied principally on the income capitalization approach to valuation and secondarily on the sales comparison approach. Although the sales comparison approach is considered a reliable method for valuing property, the income capitalization approach is the primary approach used for valuing income producing property, such as the Property.


         Valuation Under Sales Comparison Approach. The Appraiser compared six apartment complexes with the Property that were sold during 2004 and, although none of the comparables were located in the immediate neighborhood of the Property, all are considered representative of lower income producing properties in the Denver/Boulder metropolitan area. The Appraiser considered the comparable properties as similar in terms of physical condition, vintage, and construction. The comparable property sales, and related terms, were as follows:



Willowick Apartments                  Village on the Green Apartments     Shadow Tree Apartments
--------------------                  -------------------------------     ----------------------

Date of Sale:     December 2004       Date of Sale:    July 2004          Date of Sale:   February 2003
Sales Price:      $6,000,000          Sales Price:     $13,650,000        Sales Price:    $4,900,000
Site Area:        4.56 acres          Site Area:       11.6 acres         Site Area:      3.33 acres
Total Units:      100                 Total Units:     390                Total Units:    117
Average Size:     775 SF              Average Size:    673 SF             Average Size:   743 SF



Pine Gardens Apartments               Monaco South Apartments             Sheridan South Apartments
-----------------------               -----------------------             -------------------------

Date of Sale:     March 2004          Date of Sale:    March 2004         Date of Sale:   March 2004
Sales Price:      $4,750,000          Sales Price:     $10,800,000        Sales Price:    $6,400,000
Site Area:        4.59 acres          Site Area:       7.034 acres        Site Area:      3.07 acres
Total Units:      97                  Total Units:     216                Total Units:    109
Average Size:     839 SF              Average Size:    741 SF             Average Size:   759 SF



         The sales prices of the comparable properties indicated per unit prices ranging from $35,000 to $60,000. The Appraiser made adjustments to the sales price per unit of each comparable property to reflect differences from the Property in location, average unit size, and the amount of net operating income generated on a per unit basis. Based on the available data, the Appraiser concluded a value range of $40,250 to $49,908 per unit with a mean or average adjusted price of $45,150 per unit. Thus, the estimated value based on $45,000 per unit for the 150 units of the Property was approximately $6,750,000.

         The Appraiser also performed an effective gross income multiplier ("EGIM") analysis. The EGIM measures the relationship between the sales price of a property and its effective gross income, which is the total annual income that a property would produce after an allowance for vacancy and credit loss. The Appraiser estimated the operating expense ratio ("OER") of the Property to be 51%, with the expense ratios of the six comparable properties ranging from 45% to 57%, resulting in EGIMs ranging from 5.6 to 7.9. Thus, the Appraiser concluded an EGIM of 6.25 for the Property, and applied the EGIM to the stabilized effective gross income for the Property (see Income Approach below), resulting in a value conclusion of approximately $7,300,000, rounded.

         The Appraiser estimated the value using the price per unit analysis at $6,750,000 and the value using the EGIM analysis at $7,300,000. Based on these two valuation methods, the Appraiser concluded that the reconciled value for the Property under the sales comparison approach was $6,900,000.

         Valuation Under Income Capitalization Approach. Under the income capitalization approach, the Appraiser performed a direct capitalization analysis to derive a value for the Property.

         The Appraiser employed a direct capitalization analysis on the Property by dividing a forecast of net operating income ("NOI") by an appropriate capitalization rate. The Appraiser performed a market rent analysis, for the Property to derive a projected rental income. The analysis included both a review of the subject's current rent rates as well as a comparison with comparable apartment properties.


         The Appraiser calculated the Property's effective gross income ("EGI") by adding apartment rental collections to other income and then making an adjustment for vacancy and collection loss. Under this analysis, the Appraiser arrived at an EGI of $1,164,960. Once the EGI was established, operating expenses were deducted from the EGI in order to arrive at an NOI for the Property of approximately $573,384. The Appraiser derived an appropriate capitalization rate, 7.5%, based upon analysis of comparable sales and a survey of real estate investors, as described below.


         The assumptions employed by the Appraiser to determine the value of the Property under the income approach included:


         (1) Combined vacancy and credit loss rate of 8%. At the time of the Appraisal, the Denver metropolitan vacancy rate was at 8.9%, and the Property's submarket of subsidized restricted properties was at 3.9%. However, because the Appraiser analyzed the Property utilizing the assumptions that such income use and market rent restrictions were not in place on the Property, the Appraiser utilized an 8% vacancy and collection factor which also considered any rental concessions.



         (2) Administrative expenses of $225 per unit. Industry averages for similar properties indicate administrative expenses ranging from $86 to $353 per unit, with an average of $211 per unit. Based on a review of the Property's income/expense history, the Appraiser determined that actual administrative expenses at the Property have ranged from $153 to $501 per unit over the last five years due, in part, to increased expenditures for bookkeeping and auditing purposes as a subsidized property. However, because the Appraiser analyzed the Property utilizing the assumptions that such income use and market rent restrictions are not in place on the Property, administrative expenses were reduced to $225 per unit which is more in line with market rate developments.



         (3) Annual personnel payroll expenditures per unit of $900. At the time of the Appraisal, payroll expenditures for market comparable properties ranged from $700 to $1,449 per unit with an average of $963 per unit. Payroll at the Property has ranged from $749 to $1,009 per unit over the past five years and has been $749 and $777 per unit in 2003 and 2004, respectively. However, because the Appraiser is appraising the Property as a market rate development, rather than a restricted use, subsidized development, the expenditure was increased slightly to $900 per unit which is more in line with market rate expense comparables and accounts for the increased expenditure associated with the need of a non-subsidized development to staff the leasing office with additional personnel for marketing purposes.

         (4) Capitalization rate of 7.5%. Because there have been numerous apartment sales throughout the Denver area, the Appraiser primarily used the extraction from sales technique to determine the appropriate capitalization rate. Upon reviewing capitalization rates for sixteen comparable property sales occurring during 2003 and 2004, the Appraiser determined that the sales indicated a range from 6.00% to 9.44% with an average of 7.56%. In addition, the Appraiser investigated investor expectations from the national marketplace which indicated a central tendency for capitalization rates of 7.01% to 7.62% which is generally in the range of the average of 7.56% derived from the local property sales. Although the overall capitalization rate for the area over the last two years is 7.56%, more current transactions indicated a lower average at 6.80% primarily due to the lower interest rate environment. However, considering the Property's physical and locational characteristics, the Appraiser estimated an appropriate capitalization rate for the Property of 7.5%.



         (5) Reserve for replacements of $300 per unit. The Appraiser notes that the typical apartment investor estimates reserves at $150 to $250 per unit, based upon the age, construction quality, and the investor's own internal requirements. After considering the age and fair condition of the Property, the Appraiser estimated reserves of $300 per unit, or $45,000 per year.



         (6) Total expenses of $3,944 per unit exclusive of reserves. For comparable properties, total operating expenses range from $3.75 to $5.40 per square foot and have expense ratios ranging from 36.4% to 62.6%. The Appraiser estimated total estimated expenses for the Property to amount to $591,576, which equated to $3,944 per unit, $4.75 per square foot and an expense ratio of 50.8%. The Appraiser noted that these numbers are in line with the comparable properties on each basis.


         Using the income capitalization approach, the Appraiser determined that the direct capitalization method indicated the value for the Property was $7,000,000.

         Reconciliation of Values and Conclusions of Appraisal. The final step in the appraisal process was to reconcile the sales comparison approach and the income capitalization approach values to arrive at a final value conclusion. The Appraiser concluded that the estimated market value under the sales comparison approach was $6,900,000 and the estimated market value under the income capitalization approach was $7,000,000. After reconciling the two approaches, the Appraiser determined a final market value for the Property of $7,000,000 as of January 14, 2004.

         Assumptions, Limitations and Qualifications of the Appraiser's Valuation. In preparing the appraisal, the Appraiser relied, without independent verification, on the accuracy and completeness of all information supplied or otherwise made available to it by or on behalf of the Partnership. In arriving at the appraisal, the Appraiser assumed:

         o        competency and responsibility of ownership and management;

         o no undisclosed leases, agreements, liens or other encumbrances affecting the use of the Property; and

         o no substances such as asbestos, urea-formaldehyde foam insulation, or other potentially hazardous materials in existence or present on or in the Property.

         In addition, the value conclusion of the Appraiser was based on the extraordinary assumption that there are no income use restrictions on the Property (although such a restriction is in place) and that the Property could charge market rents and expenses rather than the set contract rents established by the Local Partnership's existing agreements with HUD.

         Compensation of Appraiser. The Appraiser was paid a fee of $5,000 for the appraisal. The Appraiser has conducted and is conducting other appraisals of property in connection with the other similar offers being made with respect to other partnerships. During the past two years, the AIMCO Operating Partnership and its affiliates have engaged the services of the Appraiser for the purposes of appraising certain of its properties. In connection with the performance of these services, the AIMCO Operating Partnership and its affiliates have paid aggregate fees to the

Appraiser of approximately $447,133. Other than these services, no material relationship has existed in the past two years or is mutually contemplated.


         Appraisal Report. A Limited Partner or its representative who has been so designated in writing may obtain a copy of the appraisal report from the Solicitation Agent upon request at the expense of the requesting Limited Partner. The appraisal report is also available (i) for inspection and copying at the Partnership's principal executive offices during its regular business hours by any Limited Partner or its representative who has been so designated in writing and (ii) on the website of the SEC at http://www.sec.gov as an exhibit to the Partnership's September 23, 2005 filing with the SEC on Schedule 13E-3.


                    NO RECOMMENDATION BY THE GENERAL PARTNER


         The General Partner and the Purchaser are affiliates of, and may be deemed to be under common control with AIMCO. Accordingly, the General Partner has a substantial conflict of interest with respect to the proposed Sale, because the Purchaser has an interest in buying the Property at a low price while the Partnership and the Limited Partners have an interest in receiving the highest price possible. In addition, continuation of the Partnership beyond 2005 will likely result in the General Partner and its affiliates continuing to receive management fees from the Partnership for the year 2006 until the Sale is consummated as described in this Consent Solicitation Statement. Although the General Partner is of the opinion that the proposals described herein are fair to the Unaffiliated Limited Partners, as a result of these conflicts, the General Partner does not make any recommendation as to whether or not Limited Partners should consent to the proposed Sale, Amendment or Term Extension.


                                  THE AMENDMENT

         The Partnership Agreement currently prohibits sales of the Local Partnership's property to a General Partner or an affiliate of a General Partner. The Amendment, as proposed, eliminates this prohibition and expressly permits such sales. The Amendment is necessary for the Sale to occur.

         The Amendment to the Partnership Agreement will amend and restate
Section 5.3(b) as follows:

                  "(b) The General Partner or any Affiliate shall not have the right to contract or otherwise deal with the Partnership or any Local Limited Partnership for the sale or lease of property, goods or services or the lending of money to a Local Limited Partnership or the Local General Partners, except for
                  (i) the purchase of a Property by an Affiliate of the General Partner, (ii) Property Management services, (iii) loans made by, or guaranteed by, the General Partner or its Affiliates, the interest rate on which shall be two percentage points above the prime rate quoted by The Chase Manhattan Bank, N.A., New York, New York from time to time, provided that if the loan is made directly by the General Partner, the interest rate shall not exceed the lesser of the aforesaid rate or the rate charged by unrelated lending institutions on comparable loans for the same purposes, and (iv) those dealings, contracts or provision of services described in this Agreement or in the Registration Statement. Other than as permitted and required in the Prospectus, all services rendered to the Partnership or a Local Limited Partnership by the General Partner or any Affiliates shall be rendered pursuant to a written contract which shall contain a clause allowing termination without penalty on sixty (60) days written notice or such other provisions as may be required by an Agency. The General Partner may be reimbursed for the actual cost of goods and materials used for or by the Partnership and obtained from entities unaffiliated with the General Partner. The General Partner may be reimbursed for administrative services necessary to the operation of the Partnership provided that the reimbursement shall be at the lower of the General Partner's actual cost or the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographic location. Any payment made to the General Partner or any Affiliate for such goods, services or loans shall be fully disclosed to all Limited Partners in the reports required hereunder. Neither the General Partner nor any Affiliate shall, by the making of lump-sum payments to any other Person for disbursement by such other Person, circumvent the provisions of this Section 5.3(b) or Section 5.3(c). Without limiting the generality of the foregoing, the General Partner shall have the right, power and authority, on behalf of the Partnership or any Local Limited Partnership to sell any Property to any Affiliate of the General Partner."


         The Amendment was proposed, because the proposed Sale cannot be consummated unless the Amendment is first adopted. The Amendment will allow the General Partner or its affiliates to purchase any of the Partnership's properties or the Property of any of its operating partnerships. However, the Sale would still require the approval of Limited Partners holding a majority of the outstanding Units and, as provided in this Consent Solicitation Statement, the General Partner will not consummate the Sale unless Limited Partners holding a majority of the Units held by Unaffiliated Limited Partners consent to the Sale. The Amendment requires the consent of Limited Partners who hold more than 50% of the outstanding Units under the terms of the Partnership Agreement. Affiliates of the General Partner currently own approximately 11.42% of the outstanding Units of the Partnership and will consent to the Amendment. Therefore, if Unaffiliated Limited Partners holding more than 6,589.71 Units, or 38.59% of the outstanding Units, also consent to the Amendment in the manner described in this Consent Solicitation Statement, the Amendment will be consummated. As stated herein, the purpose of the Amendment is to facilitate the Sale of the Property to the Purchaser, as an affiliate of the General Partner.


                                    THE SALE

         PROPOSED SALE. On February 14, 2005, the Local Partnership entered into the Purchase Agreement to sell the Property to AIMCO Equity Services, Inc., a Virginia corporation, an indirectly wholly owned subsidiary of the AIMCO Operating Partnership and an affiliate of the General Partner, pursuant to which the Purchaser would purchase the Property for $7,000,000, subject to certain adjustments provided therein. The proposed terms of the Sale are more fully described below.

         Upon receipt of the pending LIHTC's from the CHFA relating to the Property, it is anticipated that AIMCO Equity Services, Inc. will assign the Purchase Agreement to a newly formed limited partnership (the "Purchaser Assignee"). A newly-formed limited liability company which will be an AIMCO affiliate will be the general partner of the Purchaser Assignee and will own a 0.01% general partnership interest in the Purchaser Assignee. AIMCO Equity Services, Inc. will be the sole member of such general partner. It is anticipated that the limited partner of the Purchaser Assignee will be a tax credit fund (the "Tax Credit Fund") sponsored by AIMCO Capital, Inc. AIMCO and its affiliates will own 0.01% of the Tax Credit Fund. Entities unrelated to AIMCO and its affiliates will own 99.99% of the Tax Credit Fund.


         It is anticipated that the Tax Credit Fund will purchase a 99.99% limited partnership interest in the Purchaser Assignee for a purchase price of approximately $8,301,161 assuming a guarantee of Section 42 tax credit eligibility from CHFA and predicated upon a projection that the Property will receive a total tax credit allocation of $9,224,434 from the CHFA, to be disbursed annually from the CHFA in the amount of $922,443. The amount the Tax Credit Fund will pay for the majority interest in the Property exceeds the purchase price for the real estate because the Tax Credit Fund's purchase is conditioned on the economic benefit available from the receipt of $9,244,434 in LIHTC's in addition to the acquisition of the real estate. The LIHTC's are based on qualified basis from both the acquisition and the rehabilitation of the property and CHFA will not recognize a purchase price in excess of the fair market value of the Property as established by the Appraisal.


         In addition to the expected affiliated entities set forth above, each of the General Partner, the Purchaser, AIMCO Equity Services, Inc., AIMCO Capital, Inc. and the Purchaser Assignee are affiliates, and may be deemed to be under common control of AIMCO, a publicly traded real estate investment trust. Accordingly, the General Partner has a substantial conflict of interest with respect to the proposed sale. See "Risk Factors - Conflicts of Interest of General Partner" and "Conflicts of Interest."

         The Purchaser intends to renovate the Property after acquisition, and currently estimates that this renovation will cost approximately $6,808,011. The foregoing is merely an estimate, and there can be no assurance that the cost of this renovation will not exceed or be less than this estimate.


         The Purchaser currently intends to finance the purchase price for the Property and the renovation of the Property with approximately $8,976,000 in mortgage lender financing. The Purchaser currently anticipates that this financing will involve a (i) $8,370,000 first mortgage loan with an anticipated 6.05% interest rate amortized over a term of 30 years (under application at a prospective interest rate equal to the 10 year treasury bill rate plus 165 basic points) and (ii) a $606,000 second mortgage loan with an anticipated 5.55% interest rate and amortized over a term of 6 years (under application at a prospective interest rate equal to the 5 year treasury bill plus 160 basic points). The funding of the first and second mortgages will be contingent upon the admission of the Tax Credit Fund into the Purchaser Assignee as an equity investor. Although the Purchaser has not currently selected a lender to finance the Sale, the closing of the Sale will be contingent upon obtaining a commitment reflecting these terms. The Purchaser expects to receive a commitment reflecting these terms by the earlier of approximately 45 days prior to the consummation of the Sale or May 15, 2006. In addition, an AIMCO affiliate, will make the Equity Bridge Loan available to the Purchaser or its assignee to finance the costs of rehabilitating the Property prior to the Tax Credit Fund's final equity contribution, to the extent that funds are not available from permanent debt and the initial and second equity contributions. If the proposed Sale is approved and consummated as described herein, the Equity Bridge Loan is estimated to be initially funded in the amount of $4,077,250 in December 2005 and additionally funded upon completion of construction in March 2007, up to the projected maximum cumulative limit of $4,445,098. The terms will include a loan origination fee projected at 2% of the maximum amount and the Equity Bridge Loan will bear interest at a rate equal to the prime rate plus 2% and will mature upon the earlier to occur of (i) 18 months after the initial disbursement of the proceeds of the Equity Bridge Loan or (ii) the funding of the final equity contribution.


         The Purchaser intends to syndicate the acquisition and rehabilitation LIHTC from the CHFA relating to the Property. The underwriter has indicated that the Property will be eligible for approximately $9,224,434 in LIHTC's resulting in approximately $8,301,161 of tax credit equity based primarily upon the $7,000,000 purchase price for the Property, a land value of $1,800,000, and renovation costs of approximately $6,808,011 at the Property. In addition, the General Partner estimates that AIMCO Equity Services, Inc. will earn a $1,759,641 Developer Fee if the LIHTC syndication is consummated as currently contemplated. Approximately $1,236,532 of the Developer Fee currently is projected to be deferred through the Sponsor Loan. The Sponsor Loan will have a term of 20 years and will bear an 8% compounding interest rate. Although the Sponsor Loan is required to be paid in full upon maturity, it does not require payments during the term but may be repaid prior to maturity as the Property generates cash flow in excess of debt service and certain other cash flow fees payable to affiliates of AIMCO, at which time the Property's excess cash flow will be used to repay the unpaid balance of the Sponsor Loan.


         In addition to the Developer Fee, AIMCO and its affiliates will also realize additional, substantial benefits from the proposed sale of the Property to the Purchaser and the consummation by the Purchaser of the transactions discussed in this Consent Solicitation Statement, including, without limitation, Partnership distributions of sale proceeds, management fees, syndication fees, disposition fees, and a share of residual proceeds from subsequent transfers of the Property each as more specifically described and quantified at "Conflicts of Interest of General Partner" at pages 13-15 and "Conflicts of Interest" at pages 43-45 of this Consent Solicitation Statement. See "Risk Factors -- Conflicts of Interest of General Partner" and "Conflicts of Interest."


         Although the Partnership technically would be eligible to apply for a smaller amount of tax credits if it did not sell the Property, allocations for these tax credits are limited and competitive. Given the relatively limited nature of the proposed renovation of the Property, there can be no assurance that the Partnership would be able to receive an allocation for these tax credits or that such a transaction would be sufficiently large to be viable as a tax credit syndication.

         The following is a summary of the terms and conditions of the Purchase Agreement, which may be amended or superseded at any time and from time to time by the parties; provided, however, that if any amendment materially changes the terms or conditions of the Sale, the General Partner will provide an opportunity for the Unaffiliated Limited Partners to revoke previous consents.

         PURCHASE PRICE. Pursuant to the Purchase Agreement, the purchase price is $7,000,000.

         EXISTING LOAN. Up until the Closing Date, the Local Partnership is responsible for all principal payments required to be paid under the Local Partnership's note secured by the Property, together with all interest accrued. The Purchaser will be responsible for the payment of all principal required to be paid from and after the Closing, together with all interest accruing under the Local Partnership's note, in accordance with the terms and conditions set forth in the Purchase Agreement.

         TITLE. Except for certain permitted exceptions, title to the Property shall be good and marketable, and free and clear of all liens, restrictions, easements, encumbrances, leases, tenancies and other title objections, and shall be insurable as such and as provided in the Purchase Agreement at ordinary rates by Fidelity National Title Insurance Company. The Purchaser agrees to accept the following exceptions to the title to the Property: (i) 2005 real estate taxes and any tax, special assessments, charge or lien imposed on the Property for water or sewer service, or for any other special taxing district, (ii) all claims of others to water rights, in, on or under the Property, (iii) an easement for utility lines and incidental purposes granted to Public Service Company of Colorado by the instrument recorded September 15, 1970 in Film 709 at Reception No. 954471, Boulder County, Colorado records, (iv) notes and easements as shown on the plat of San Juan Del Centro, (v) grant of easement for the installation, construction, repair, maintenance and reconstruction of an ingress/egress easement as granted to City of Boulder by instrument recorded July 3, 1985 in Film 1361 at Reception No. 00698054, Boulder County, Colorado records, (vi) terms, conditions, provisions, agreements and obligations in that certain Memorandum of Lease, recorded January 21, 1998 at Reception No. 1764947, Boulder County, Colorado records, (vii) terms, conditions, provisions, agreements and easements in that certain Memorandum of Easement, recorded May 9, 2003 at Reception No. 2439208, Boulder County, Colorado records, and (viii) any and all written tenant leases for apartment units at the Property.


         CLOSING. The closing of the Sale is to occur on June 30, 2006 or such earlier time as mutually agreed upon (the "Closing Date"). However, the Purchaser may terminate the Purchase Agreement by giving written notice of termination to the Local Partnership not later than 5 days after the end of the Inspection Period ("Inspection Period" is defined in the Purchase Agreement to mean the period from the date the Purchaser receives from the Local Partnership a fully executed counterpart of the Purchase Agreement to March 31, 2006). Further, either the Local Partnership or the Purchaser may terminate the Purchase Agreement by giving written notice to the other party not later than 5 days after the end of the (i) Lender Consent Contingency Period if all of the Lender Consents have not been obtained; and (ii) Partnership Approval Contingency Period, if the Partnership Approvals ("Partnership Approvals" is defined to mean the approval of the transactions described in this Agreement from the necessary partners of Seller (other than the general partner of Seller or any of its affiliates)) have not been obtained. Further, the Purchaser may terminate the Purchase Agreement by giving written notice to the Local Partnership not later than 5 days after the end of the Tax Credit Contingency Period if Purchaser has not received the Tax Credit Letter during such period. (As used in this paragraph, the terms "Lender Consent Contingency Period," "Partnership Approval Contingency Period" and "Tax Credit Contingency Period" are each defined in the Purchase Agreement to mean the period from the date the Purchaser receives from the Local Partnership a fully executed counterpart of the Purchase Agreement to June 15, 2006). The Lender Consents include, among other things, obtaining (a) HUD approval of the Purchaser's request to retain, after the prepayment of the existing mortgage, the remaining interest reduction payments that the Local Partnership was scheduled to receive pursuant to a
Section 236 Interest Reduction Payment Agreement between the Local Partnership and HUD (which payments the Purchaser will use to help pay the future debt service on the Property), and (b) HUD approval of an increase in the Property's rents based, in part, on the proposed increase in the Property's debt service as a result of the sale of the Property.


         COSTS AND FEES. The Purchaser and the Local Partnership will pay the cost of all transfer, sales, use and excise taxes and recording costs in accordance with local custom in Colorado.

         REPRESENTATIONS AND WARRANTIES. The Local Partnership made limited representations and warranties to the Purchaser in the Purchase Agreement, including representations and warranties as to, among other things, the Local Partnership's organization, power and authority to enter into and complete transactions, title matters, and possession of the Property, and commissions. The Purchaser has made limited representations and warranties to the Local Partnership including representations and warranties as to, among other things, its organization, power and authority, absence of conflicting obligations, and commissions.

         CONDITIONS TO CLOSING. The Purchaser's obligation to close under the Purchase Agreement is subject to the fulfillment in all material respects of the following conditions precedent to the Closing: (i) the truth of each of the Local Partnership's representations and warranties as of the Closing Date in all material respects and (ii) the Local Partnership's compliance with and performance of the Local Partnership's covenants, agreements, and conditions under the Purchase Agreement.

         RISK OF LOSS. The risk of loss or damage to the Property by reason of any insured or uninsured casualty during the period through and including the Closing Date will be borne by the Local Partnership. In the event of any material damage to or destruction of the Property or any portion, the Purchaser may, at its option, by notice within thirty (30) days after the Purchaser is notified of such material damage or destruction: (i) unilaterally terminate the Purchase Agreement, or (ii) proceed under the Purchase Agreement with no reduction in the purchase price, receive any insurance proceeds, together with the amount of any deductible with respect to such insurance proceeds, and assume responsibility for repair of the Property (to the extent not repaired by Local Partnership prior to Closing). If the Property is not materially damaged, then the Purchaser may not terminate the Purchase Agreement, but all insurance proceeds, together with the amount of any deductible with respect to the insurance proceeds, will be paid or assigned to the Purchaser and the Purchaser will assume responsibility for repair (to the extent not repaired by Local Partnership prior to Closing). "Material damage" means damages reasonably exceeding $300,000.00 to repair.

         CLOSING DELIVERIES. At the Closing, the Local Partnership must deliver to the Purchaser, among other things: (i) the deed to the Property; (ii) a bill of sale executed by the Local Partnership; (iii) a general assignment executed by the Local Partnership; (iv) an assignment and assumption of tenant leases executed by the Local Partnership; (v) an assignment and assumption of service agreements executed by the Local Partnership; (vi) a certification of the Local Partnership's non-foreign status; (vii) termination letters to vendors under the terminated contracts; and (viii) such other documents, including resolutions and certificates reasonably required by Purchaser or the title company or which are reasonably necessary to consummate the transactions contemplated by the Purchase Agreement.

         The Purchaser must deliver to the Local Partnership at the Closing, among other things: (i) the purchase price; (ii) a countersigned counterpart of the assignment and assumption of tenant leases executed by the Purchaser; (iii) a countersigned counterpart of the assignment and assumption of service agreements executed by the Purchaser; (iv) a countersigned counterpart of the assignment and assumption of Housing Assistance Contract executed by the Purchaser; and (v) such other documents reasonably necessary to consummate the transactions contemplated by the Purchase Agreement.

         ASSIGNMENT. The Purchaser shall have the absolute right to assign the Purchase Agreement and its rights thereunder and any such assignee of Purchaser shall be entitled to exercise all of the rights and powers of Purchaser thereunder.

         EFFECTS OF THE SALE. After consummation of the Sale, all right, title, and interest in the Property will be transferred to the Purchaser. The Partnership and its partners will no longer have any economic interests in the Property or any right with respect to the operation of the Property.


         DISTRIBUTION FROM SALE PROCEEDS. If Limited Partners consent to the Sale in the manner described in this Consent Solicitation Statement, the Partnership will distribute its portion of the Sale proceeds in accordance with the Partnership Agreement and applicable law after consummation of the Sale. Based on the financial condition as of September 30, 2005, we currently estimate that the Partnership will distribute $1,252,978, or approximately $73 per Unit, to the Limited Partners in connection with the Sale, although the actual amount of the distribution may differ depending on the actual date of the Sale. To determine the expected distributable amounts, the General Partner added the Property's portion of the Partnership's cash, cash equivalents and other assets to the gross purchase price for the Sale and then deducted the outstanding mortgage debt (including accrued interest), expected closing costs, accounts payable, accrued expenses and other related liabilities, and the amount of reserves the General Partner expects to establish to cover contingencies that may occur before the Local Partnership is ultimately dissolved. Then the General Partner determined the portion of the Sale proceeds to be distributed to the Partnership.


                               THE TERM EXTENSION

         The proposed Term Extension amends and restates Section 2.4 of the Partnership Agreement in its entirety as follows:

         "The Partnership shall have a term commencing on March 15, 1985, and continuing until December 31, 2006, unless terminated prior thereto pursuant to the provisions hereof."

EFFECTIVENESS

         The General Partner will effect the Term Extension through execution of the appropriate amendment as soon as practicable after receiving the consent of Limited Partners owning more than 50% of the total outstanding Units of the Partnership as described herein.

REASONS FOR THE TERM EXTENSION


         The Partnership's term currently expires on December 31, 2005, and the proposed Term Extension would extend the term of the Partnership to December 31, 2006. Because the Property will not be sold in the Sale prior to December 31, 2005, if the Limited Partners do not consent to the Term Extension in the manner described in this Consent Solicitation Statement, the Partnership will terminate on December 31, 2005, and the General Partner will liquidate the Partnership's assets and distribute any proceeds in accordance with the Partnership Agreement. As part of the liquidation of the Partnership's assets, the General Partner will be required to sell all of the Local Partnership Interests. The General Partner is of the opinion that a sale of the Local Partnership Interests would require significant additional costs associated with marketing the Local Partnership Interests. Further, because secondary sales activity related to the partnership interests has been limited and sporadic the General Partner believes that it may prove difficult to find a purchaser for the Local Partnership Interests willing to offer a competitive price. The General Partner is also of the opinion that unless there is a purchaser of the Property who is able to obtain low income housing tax credits in connection with the acquisition and rehabilitation of the Property, it may prove difficult to finance the planned renovation of the Property; thereby adversely affecting the value of the Local Partnership Interests. Accounting for each of the foregoing factors, the General Partner estimates that the marketing and legal costs associated with such a sale would be approximately $100,000.


         The Term Extension would provide the Partnership with additional time, if necessary, to allow the Local Partnership to close the Sale with the Purchaser or market the Property for sale to a third party and, if necessary, will allow the Partnership to defer the potentially significant costs associated with marketing the Local Partnership Interests and finding a Purchaser willing to offer a competitive price for such interests. If the Property is not sold pursuant to the Sale, the General Partner is of the opinion that the additional time and flexibility to market the Property or the Local Partnership Interests could enhance the Partnership's negotiating leverage, and potentially increase the net proceeds to the Partnership and the Limited Partners from a sale of the Property or the Local Partnership Interests. There can be no assurance, however, that the Partnership's negotiating leverage will in fact be enhanced, or that the net proceeds from a sale of Property or Local Partnership Interests will be increased, by an extension of the Partnership's term or that the Local Partnership will complete a sale of the Property.

ALTERNATIVES TO THE TERM EXTENSION


         The alternative to adopting the Term Extension would be to continue to provide that the Partnership will terminate on December 31, 2005 under the terms of the Partnership Agreement. The Property is the sole remaining property owned by any operating partnership in which the Partnership has an interest and, therefore, upon consummation of the sale of the Property, the Partnership will be dissolved in accordance with the terms of the Partnership Agreement. Pursuant to the Purchase Agreement, the Sale is scheduled to close, at the latest, on June 30, 2006. Because the Property will not be sold pursuant to the Sale prior to December 31, 2005, if the Term Extension is not adopted, the General Partner is of the opinion that the Partnership will terminate on December 31, 2005 and it will be required under the Partnership Agreement to liquidate the Partnership's assets and distribute any proceeds in accordance with the Partnership Agreement. As part of the liquidation of the Partnership's assets, the General Partner will be required to sell all of the Local Partnership Interests. As discussed above, the General Partner is of the opinion that that it may prove difficult to find a purchaser for the Local Partnership Interests willing to offer a competitive price.



                        THE PARTNERSHIP AND THE PROPERTY

         THE PARTNERSHIP. The Partnership was organized on January 22, 1985 under the laws of the State of Maryland. Its primary business, and the purpose for which it was formed, is to invest, as a limited partner, in limited partnerships which own a multi-family, rental apartment complex which receives any form of local, state or federal assistance, insurance or guarantee, and to engage in related or incidental activities.

         The Partnership's principal executive offices are located at 55 Beattie Place, P.O. Box 1089, Greenville, South Carolina 29602, telephone number (864) 239-1000. The principal executive offices of the General Partner and National Corporation for Housing Partnerships, the sole general partner of your General Partner, are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, telephone number (303) 757-8101.


         THE GENERAL PARTNER. The National Housing Partnership, a District of Columbia limited partnership, is the sole general partner of each of the Partnership and the Local Partnership. The General Partner owns an aggregate 1% general partnership interest in each of the Partnership and the Local Partnership. The sole general partner of the General Partner is NCHP. The General Partner and NCHP are each affiliates of AIMCO. See "Conflicts of Interest" and "Information Concerning the Purchaser and AIMCO" in this Consent Solicitation Statement.


         THE LOCAL PARTNERSHIP. The Local Partnership was organized on December 7, 1984 and filed its certificate of formation with the Colorado Secretary of State on December 21, 1984. Its primary business, and the purpose for which the Local Partnership was formed, is to own, maintain, operate and manage the Property. The Partnership owns a 94.5% limited partnership interest in the Local Partnership. NHP Investment Partners I, an affiliate of the General Partner, owns a 4.5% limited partnership interest in the Local Partnership.

         The Local Partnership's principal executive offices are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, telephone number (303) 757-8101.


         Neither the Partnership, your General Partner or the Local Partnership have directors, officers or significant employees of their own. The names and positions of the executive officers and directors of NCHP, as well as a biographical summary of the experience of such persons for the past five years or more, are set forth on Annex I attached hereto and are incorporated in this Consent Solicitation Statement by reference.



         During the past five years, none of the Partnership, the General Partner, NCHP or the Local Partnership, nor, to the best of their knowledge, any of the persons listed in Annex I (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws.


         THE PROPERTY. San Juan del Centro is a 150-unit apartment complex located in Boulder, Colorado. The Property was constructed in 1971 and has been owned and operated by the Local Partnership continuously since December, 1984. The Property is currently managed by NHPMN Management, LLC, an affiliate of the General Partner. Pursuant to the management agreements between the NHPMN Management, LLC and the Local Partnership, the property manager operates the Property and is responsible for maintenance, the purchase of equipment and supplies, and the selection and engagement of all vendors, suppliers and independent contractors.

         MORTGAGES. The following shows certain information regarding the outstanding mortgage and other encumbrances on the Property as of June 30, 2005:

                                             Monthly                                                      Principal
                           Principal         Payment                                                     Balance Due
                            Balance         Including        Stated                                      at Maturity
                            (in the     Interest (in the    Interest    Amortization      Maturity         (in the
        Property           thousands)      thousands)         Rate         Period           Date         thousands)
        --------           ----------   ----------------    --------    ------------      --------       -----------

San Juan del Centro          $4,087            N/A           9.00%          N/A          12/20/1999        $4,163*
(Acquisition Note)

San Juan del Centro          $1,061            17             8.5%         40 yrs        01/01/2012             0
(Section 236 Note)

----------


* This amount represents the approximate outstanding balance as of September 30, 2005 as the note matured in December 1999.



ACQUISITION NOTE. The Property was acquired by the Local Partnership from the Original Owner in December, 1984 and has been owned and operated by the Local Partnership since that time. The Local Partnership issued an Acquisition Note to the Original Owner, dated December 20, 1984, as partial payment of the purchase price therefore. The Acquisition Note had an original principal amount of $1,457,766 and bears interest at an annual simple rate equal to 9% until paid. The Acquisition Note and all accrued but unpaid interest thereon matured on December 20, 1999. The Acquisition Note is currently in default because the entire balance became due on December 20, 1999 and such balance remains outstanding. As of September 30, 2005, the unpaid balance of the Acquisition Note, including accrued interest, was approximately $4,185,000. The Acquisition
Note is a non-recourse obligation of the Local Partnership and is secured by all of the general and limited partnership interests in the Local Partnership, including the interests owned by the Partnership. Upon consummation of the Sale, the entire outstanding amount of approximately $4,185,000 will be paid to San Juan del Centro, LLC, an affiliate of the AIMCO Operating Partnership and your General Partner.


         The Acquisition Note is subordinate to the mortgage secured by the Property for so long as the mortgage is insured by HUD. Additionally, as long as HUD is the insurer or holder of the mortgage, any payments on the Acquisition Note from Property income is payable only from surplus cash of the Property (as defined in the HUD regulatory agreement). The holder of the Acquisition Note has no claim, and may not later assert any claim, for payment against the mortgaged Property, the mortgage proceeds, any reserve or deposit made with the Local Partnership or another required by HUD in connection with the mortgage transaction, or against the rents or other income from the Property.


         After the Acquisition Note matured, the AIMCO Operating Partnership acquired the Acquisition Note on June 28, 2002 from St. John's Foundation, a successor to the Original Owner, for a purchase price of $2,600,000 in cash in order to prevent the note holder's exercise of its rights to foreclose on all of the general and limited partnership interests in the Local Partnership, including the interests owned by the Partnership. Subsequently, the AIMCO Operating Partnership transferred the Acquisition Note to San Juan del Centro, LLC, an affiliate of the AIMCO Operating Partnership and the General Partner, in exchange for the issuance of the membership interests in San Juan del Centro, LLC. Although there can be no absolute assurance that San Juan del Centro, LLC will not exercise remedies thereon, causing the Sale to not be consummated and causing Limited Partners to lose their entire investment in the Local Partnership, the General Partner does not believe that San Juan del Centro currently has any intention to exercise such remedies.


         SECTION 236 NOTE. The Property is financed, in part, with proceeds from a Section 236 Note. Under its original terms, the Section 236 Note is prepayable without the consent of HUD. See also "REASONS FOR AND FAIRNESS OF THE PROPOSALS -- Reasons for the Proposals" in this Consent Solicitation Statement.

         The Property is also the beneficiary of a flexible subsidy loan made by HUD to the Original Owner in 1980. FHA regulations, concerning flexible subsidy loans and properties once owned by a non-profit corporation, require HUD's prior consent to prepay the Section 236 Note. Thus, the Section 236 Note, despite its prepayment language, may not be prepaid without HUD's prior consent, which consent would likely require the Local Partnership to continue to keep the Property an affordable housing project.

         Until the Section 236 Note is prepaid or matures in January 2012, Property operations are governed by a Regulatory Agreement between the FHA and the Local Partnership. The Regulatory Agreement, among other things, governs mandatory funding of reserve accounts, restricts annual distributions to $12,270 based on the owner's original equity contribution, and requires HUD supervision of repairs and upgrades. As the current beneficiary of a flexible subsidy loan, the Local Partnership may not receive any distributions from the Property so long as the flexible subsidy loan is outstanding.

         PRIOR SALES OF PARTNERSHIP PROPERTIES. During 1985, the Partnership acquired a 94.5% limited partnership interest (98% with respect to allocation of losses) in twenty-one local limited partnerships. As of June 30, 2005, the Partnership continued to hold an interest in two local limited partnerships: the Local Partnership and Harold House Limited Partnership.

         On November 22, 2004, Harold House Limited Partnership ("Harold House") sold its investment property to a third party for approximately $2,220,000. After paying closing costs, the net proceeds were used to repay the mortgage encumbering the property, the deferred acquisition note and accrued interest thereon, which a third party held, and other liabilities of the property and Harold House. As of June 30, 2005, Harold House had not been completely liquidated and was still in the process of winding up its business. All proceeds from the sale of the Harold House property have been and will continue to be used to pay continuing obligations of Harold House and no funds from such sale have or will be distributed to the Limited Partners.


         FINANCIAL INFORMATION. Certain financial information relating to the Partnership is hereby incorporated by reference from the audited financial statements for the Partnership's 2004 and 2003 fiscal years set forth in Part II, Item 7 of the Partnership's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the SEC on March 30, 2005 ("Partnership's 2004 10-KSB") and the unaudited financial statements for the quarter ended June 30, 2005 filed with the SEC on the Partnership's Quarterly Report on Form 10-QSB on August 12, 2005 ("Partnership's Second Quarter 2005 10-QSB"). In addition,
(i) the Partnership's 2004 10-KSB and (ii) Partnership's Second Quarter 2005 10-QSB are provided herewith and may be found at Annex II and Annex III, respectively, to this Consent Solicitation Statement. Such reports and other information may also be inspected at the public reference facilities maintained by the SEC at 100 F Street NE., Room 1580, Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room of the SEC in Washington, D.C. at prescribed rates. You may obtain further information on the operation of the Public Reference Room by calling the SEC at 202-942-8090. The SEC also maintains a site on the World Wide Web at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.


         PRO FORMA FINANCIAL STATEMENTS. Since the Partnership, as a limited partner, does not exercise control over the activities of the Local Partnership in accordance with the agreement of limited partnership of the Local Partnership, its investment in the Local Partnership is accounted for using the equity method. Additionally, since the Partnership is not legally liable for the obligations of the Local Partnership, and is not otherwise committed to provide additional support to it, it does not recognize losses once its investment in the Local Partnership reduced for its share of losses and cash distributions, reaches zero. Because its investment account in the Local Partnership has been reduced to zero, profits reported by the Local Partnership are not recognized by the Partnership until such profits equal losses not recognized plus distributions received and previously recognized as revenue. As a result, the Partnership did not recognize approximately $48,000 and $36,000 of losses from the Local Partnership during the six months ended June 30, 2005 and 2004, respectively. As of June 30, 2005, the Partnership has not recognized approximately $1,575,000 of its allocated cumulative share of losses from the Local Partnership. As a result of its use of the equity method of accounting, any pro forma financial statements reflecting the effect of the proposed Sale as of December 31, 2004 would not be materially different from the audited financial statements included in the Partnership's Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004.


         Therefore, the only pro forma adjustment on the Partnership's condensed balance sheet for 2004 required to give effect to the transaction would be a reduction in the amount reflected as "Administrative and reporting fees payable to the General Partner" from $448,000 to $440,000. As the Partnership transfers its ownership in each of its original investments, there is a corresponding reduction in such fee. The $8,000 reduction would be directly related to the accrual reflected for the Local Partnership in 2004. Correspondingly, and for the same reasons, the only pro forma adjustment on the Partnership's condensed statement of operations for 2004 required to give effect to the transaction would be a reduction in the amount reflected as "Administrative and reporting fees to the General Partner" from $11,000 to $3,000. There would be no such administrative and reporting fee as of June 30, 2005, due to the pro forma reduction for the sale of the Local Partnership, as well as the actual reduction for the transfer of ownership in Harold House during 2004.


         LEGAL PROCEEDINGS. The Partnership is unaware of any pending or outstanding litigation matters involving it or the underlying investment property of the Local Partnership that are not of a routine nature arising in the ordinary course of business.


                          SUMMARY FINANCIAL INFORMATION

         The summarized financial information of the Partnership set forth below for the years ended December 31, 2004, 2003, 2002, 2001, and 2000 is based on audited financial statements that are contained in the Partnership's Annual Reports on Form 10-KSB. The summarized financial information set forth below for the six months ended June 30, 2005 is based on the unaudited financial statements that are contained in the Partnership's Quarterly Report on Form 10-QSB. This information should be read in conjunction with such financial statements, including the notes thereto, and "Management's Discussion and Analysis or Plan of Operation" in the Partnership's Annual Report on Form 10-KSB for the year ended December 31, 2004 and Quarterly Report on Form 10-QSB for the six months ended June 30, 2005.

                              [SEE FOLLOWING PAGE]

                                                 (Unaudited Data) For
                                                 the Six Months Ended
                                                       June 30,                         For the Year Ended December 31,
                                                 --------------------    --------------------------------------------------------
                                                   2005        2004        2004        2003        2002        2001        2000
                                                 --------    --------    --------    --------    --------    --------    --------
                                                                      ($ in thousands, except per unit data)

Operating Data:
     Share of profits from Local Limited
     Partnerships                                      68          --          50       1,218          --         140          --
     Interest received on advances to Local
     Limited Partnerships                                                      --          68          --          --          --
     Interest Income                                    1          --          --          --          --           1          --
     Gain on forgiveness of debt                       --          --          --          --                     708          --
     Share of losses from Local Limited
     Partnerships                                      --          --          --          --          --          --           2
     Administrative and reporting fees to
     General Partner                                    4           6          11          13          20          42          77

     Interest on notes payable                         --          --          --          --          --          10         185
     Other operating expenses                          15          23          23          83          59          72         102
     Interest on advances from the General
     Partner                                           --          --          --          --           1          --          --
     Income (Loss) from Partnership operations         50         (29)         16       1,190         (80)        725        (366)
     Distribution in excess of investment in
     Local Limited Partnerships                         7           1           3          29          --         102          55
     Net Income (Loss)                                 57         (28)         19       1,219         (80)        827        (311)
     Net Income (Loss) Per Other Limited
     Partnership Unit                                3.17       (1.58)       1.07       66.23       (4.30)      44.80      (16.71)

Balance Sheet
     Cash and cash equivalents                        120          26          17          53          --           5           1
     Investments in and advances to Local
     Limited Partnerships                              --          --          50          --          --          43       2,168
     Receivables -- Limited Partners                  207         202         202         182          --          --          --
     Accrued Expenses                                   1          15           4          --          49          41          43
     Administrative and reporting fees
     payable to General Partner                       452         443         448         437       1,358       1,338       1,296
     Advances from General Partner                     --          --          --          --          13          10          33
     Accrued Interest on advances from
     General Partner                                               --          --          --           1          --          --
     Note Payable to General Partner                   --          --          --          --          --          --       1,160
     Accrued Interest on note payable to
     General Partner                                   --          --          --          --          --          --       1,805
     Partners' Deficit                               (126)       (230)       (183)       (202)     (1,421)     (1,341)     (2,168)

Cash Flows:
     Net increase (decrease) in cash and cash
     equivalents                                      103         (27)        (36)         53          (5)          4          (1)
     Net cash (used in) provided by operating
     activities                                       (22)        (28)        (39)     (1,180)        (51)     (1,785)        (39)

                    TRANSACTIONS INVOLVING PARTNERSHIP UNITS

         DISTRIBUTIONS. No cash dividends or distributions have been declared or paid for at least the last three years.

         SECONDARY MARKET TRANSACTIONS. Secondary market sales information is not a reliable measure of value because of the limited amount of any known trades. Except for offers made by the General Partner and unaffiliated third parties, privately negotiated sales and sales through intermediaries are the only means that may be available to a Limited Partner to liquidate an investment in Units because the Units are not listed or traded on any exchange or quoted on NASDAQ, on the Electronic Bulletin Board, or in "pink sheets." Secondary sales activity for the Units, including privately negotiated sales, has been limited and sporadic.

         Set forth below are the high and low sale prices of Units for the years ended December 31, 2003 and 2004 and the period ended May 31, 2005, as reported by The Direct Investments Spectrum (formerly known as The Partnership Spectrum), which is an independent, third-party source. The gross sales prices reported by The Direct Investments Spectrum do not necessarily reflect the net sales proceeds received by sellers of Units, which typically are reduced by commissions and other secondary market transaction costs to amounts less than the reported price. The Direct Investments Spectrum represents only one source of secondary sales information, and other services may contain prices for the Units that equal or exceed the sales prices reported in The Direct Investments Spectrum. Neither AIMCO nor the General Partner can confirm whether or not the information compiled by The Direct Investments Spectrum is accurate or complete.

         SALES PRICES OF PARTNERSHIP UNITS, AS REPORTED BY THE DIRECT INVESTMENTS SPECTRUM
         ---------------------------------------------------------------------------------

                  Calendar Quarters                                High           Low
                  -----------------                             ----------     ----------

         2003
                  First Quarter*                                $       10     $       10
                  Second Quarter                                        --             --
                  Third Quarter                                         --             --
                  Fourth Quarter                                        --             --

         2004
                  First Quarter                                         --             --
                  Second Quarter                                        --             --
                  Third Quarter                                         --             --
                  Fourth Quarter                                $       30     $       30


         2005
                  First Quarter                                         --             --
                  Second Quarter                                        --             --
                  Third Quarter (through July 31, 2005)                  8              8


         *Report is for the period of December 1, 2002 through January 31, 2003.


         The American Partnership Board, which is another independent, third-party source, did not report any sales of Units for the years ended December 31, 2003 and 2004 and reported one trade of $30.25 for the period ended September 30, 2005. The American Partnership Board represents only one source of secondary sales information, and other services may contain sales not reported in the American Partnership Board. Neither AIMCO nor the General Partner can confirm whether or not the information compiled by the American Partnership Board is accurate or complete.


         PRIOR PURCHASES BY AFFILIATES. The AIMCO Operating Partnership and its affiliates have purchased no Units (including any units repurchased by the Partnership) during the past two years.

         ABANDONMENT OF UNITS. During the years ended December 31, 2004 and 2003 the number of outstanding limited partnership units decreased by 384 units and 320 units, respectively, due to Limited Partners abandoning their Units. In abandoning his or her Units, a Limited Partner relinquishes all right, title and interest in the Partnership as of the date of the abandonment. However, the Limited Partner is allocated his or her share of net income or loss for the year in which abandonment occurs.

                              CONFLICTS OF INTEREST

         The General Partner owes fiduciary duties of care and loyalty to the Local Partnership, the Partnership and the Limited Partners. However, the General Partner is an affiliate of AIMCO and the Purchaser. The General Partner and the Purchaser may be deemed to be under common control of AIMCO. The AIMCO Operating Partnership proposed the Sale and, along with the Local Partnership and Purchaser, determined the timing, structure, price and other terms of the Sale. AIMCO and its affiliates, including the General Partner, may have interests that conflict with your interest as a Limited Partner. You should consider these factors before deciding whether or not to consent to the Proposed Amendment, Sale and Term Extension.


         AIMCO and its affiliates will receive fees that other partners will not receive in connection with the Sale, which fees are all described in this paragraph. The Purchaser intends to syndicate the acquisition and rehabilitation LIHTC from the CHFA relating to the Property. The underwriter has indicated that the Property will be eligible for approximately $9,224,434 in LIHTC's resulting in approximately $8,301,161 of tax credit equity based primarily upon the $7,000,000 purchase price for the Property, a land value of $1,800,000, and renovation costs of approximately $6,808,011 at the Property. The General Partner estimates that AIMCO Equity Services, Inc. will earn a $1,759,641 Developer Fee if the LIHTC syndication is consummated as currently contemplated. Approximately $1,236,532 of the Developer Fee currently is projected to be deferred through the Sponsor Loan. The Sponsor Loan will have a term of 20 years and will bear an 8% compounding interest rate. Although the Sponsor Loan is required to be paid in full upon maturity, it does not require payments during the term but may be repaid prior to maturity as the Property generates cash flow in excess of debt service and certain other cash flow fees payable to affiliates of AIMCO, at which time the Property's excess cash flow will be used to repay the unpaid balance of the Sponsor Loan.



         In addition to the Developer Fee, AIMCO and its affiliates will realize substantial benefits from the proposed Sale and the consummation of the transactions discussed in this Consent Solicitation Statement, each as set forth below.



         o The AIMCO Operating Partnership will receive an estimated $142,227 of proceeds from the Sale as distributions upon its interests in the Partnership computed by multiplying $73 per unit by its 1,949 Units in the Partnership, as well as $20,679 directly from the Local Limited Partnership.



         o The General Partner will be entitled to payment of its accrued accounting and reporting fees of approximately $454,445 upon consummation of the Sale.



         o An affiliate of AIMCO will receive a lease-up review fee of $150,000.



         o An AIMCO affiliate will receive syndication fees of approximately $800,000 related to the organization of the syndication fund and the acquisition of the Property as a result of the transactions.



         o An affiliate of AIMCO will manage the Property after consummation of the Sale for a property management fee of 5% of annual gross rental collections, less vacancy. This constitutes a property management fee attributable to the Property that is lower than the current management fees, as property management fees in 2004 and 2003 were $92,484 and $86,939, respectively, based on a rate of 11.74% of gross receipts.

         o It is anticipated that an AIMCO affiliate will receive an annual asset management fee of $22,500 and may receive an additional $7,500 annually, for a total of $30,000, if additional cash flow remains after payment of all other fees.



         o An AIMCO affiliate will have a right of first refusal on the future Property sale.



         o An affiliate of AIMCO will make the Equity Bridge Loan available to the Purchaser or its assignee to finance the costs of rehabilitating the Property prior to the Tax Credit Fund's final equity contribution, to the extent that funds are not available from permanent debt and the initial and second equity contributions. The Equity Bridge Loan terms will include a projected 2% loan origination fee and the Equity Bridge Loan will bear interest at a rate equal to the prime rate plus 2% and will mature upon the earlier to occur of (i) 18 months after the initial disbursement of the proceeds of the Equity Bridge Loan or (ii) the funding of the final equity contribution.



         o An AIMCO affiliate will receive a guarantee fee of $75,000 paid in four annual installments of $18,750 the first four years after completion of the new construction and renovation to the Property.



         o An affiliate of AIMCO will receive a compliance and reporting fee of $22,500 annually and which shall be increased each year by the rate of inflation.



         o An affiliate of AIMCO will receive a general partner disposition planning fee of $18,750 paid annually in the final three years of the 15 year tax credit compliance period.



         o An AIMCO affiliate will receive a subordinate property management fee which will be an annual amount equal to the lesser of (i) the property management fee or (ii) 12% of the Property's effective gross income minus the sum of the management fee, guarantee fee, disposition and planning fee and compliance review fee. The annual subordinate property management fee does not accrue and is paid only to the extent that additional cash flow is available.



         o An affiliate of AIMCO will receive a supervisory management fee of $50,000 annually payable from additional cash flow and disposition proceeds, if any. Current projections do not anticipate that there will be any remaining cash flow available to make annual supervisory management fee payments.



         o An AIMCO affiliate will receive a disposition fee upon future sale of the Property in an amount equal to 8% of the sale price if the Property is sold to an unaffiliated third-party and 5% of the sale price if sold to an affiliate.



         o Upon future sale of the Property, an AIMCO affiliate will receive a deferred acquisition fee of $500,000, payable from disposition proceeds, if any.



         o Additionally, if the Property is sold by the Purchaser in the future, all of the proceeds of that future sale will be distributable to the Purchaser and its members or their assignees.



                   Each of the foregoing fees is comparable to fees that would be charged if provided by an unaffiliated third party. Specifically, the fees related to syndication including the Lease Review Fee, Syndication Fee, and Asset Management Fees are comparable to fees that would be charged by a third party providing the equity syndication. The Management Fee, Subordinate Management Fee, Compliance and Monitoring Fee, Guarantee Fee, Asset Management Fee, and the Disposition and Planning Fees are fees that would be charged by a third party developer or similar in amount to the fee a third party providing ongoing services to the Partnership would charge. Finally, the Disposition Fee and the Deferred Acquisition Fee as well as the potential net sales proceeds from the future sale of the property are also comparable to fees that would be received upon future disposition by a third party general partner in a third party owner of the Property.

         During the years ended December 31, 2004 and 2003, the Partnership accrued administrative and reporting fees payable to the General Partner of approximately $11,000 and $13,000. During the six months ended June 30, 2005, the Partnership accrued additional administrative and reporting fees payable to the General Partner in the amount of approximately $4,000. The amount of fees due to the General Partner by the Partnership was approximately $452,000 at June 30, 2005. If paid at all, the accrued fees payable to the General Partner will be paid as cash flow permits or, more likely, from the sale or refinancing of the Property.


          A portion of the proceeds from the Property's sale, after payment of certain transaction costs but before distribution of any proceeds to Limited Partners, will be used to repay indebtedness of the Local Partnership and Partnership owed to the General Partner and its affiliates, including accrued interest thereon, estimated to be $650,881 as of September 30, 2005 and also to repay the Acquisition Note issued in connection with the purchase of the Property and currently held by San Juan del Centro, LLC, an affiliate of the General Partner. As of September 30, 2005, the unpaid balance of the Acquisition Note, including accrued interest, was approximately $4,185,000. Upon consummation of the Sale, the entire outstanding amount of approximately $4,185,000 will be paid to San Juan del Centro, LLC, an affiliate of the AIMCO Operating Partnership and your General Partners. See "The Partnership and The Property -- Acquisition Note" in this Consent Solicitation Statement for a more detailed discussion of the Acquisition Note.


         The General Partner generally is liable for all recourse debts and other liabilities of the Partnership. The Sale would reduce the General Partner's liability for Partnership debt and liabilities that increase over time through the accrual of interest or otherwise and for liabilities and recourse debt that the Partnership may incur in the future.

                 INFORMATION CONCERNING THE PURCHASER AND AIMCO

         THE PURCHASER. The Purchaser is AIMCO Equity Services, Inc., a Virginia corporation indirectly wholly-owned by the AIMCO Operating Partnership and an affiliate of the General Partner.

         AIMCO. AIMCO is a Maryland corporation formed on January 10, 1994. AIMCO is a self-administered and self-managed real estate investment trust engaged in the acquisition, ownership, management and redevelopment of apartment properties. As of June 30, 2005, AIMCO owned or managed a real estate portfolio of 1,473 apartment properties containing 259,754 apartment units located in 47 states, the District of Columbia and Puerto Rico.

         AIMCO owns an equity interest in, and consolidates the majority of, the properties in its owned real estate portfolio. These properties represent the consolidated real estate holdings in its financial statements ("consolidated properties"). In addition, AIMCO has an equity interest in, but does not consolidate, certain properties that are accounted for under the equity method. These properties represent the investment in unconsolidated real estate partnerships in its financial statements ("unconsolidated properties"). Additionally, AIMCO manages (both property and asset) but does not own an equity interest in other properties, although in certain cases AIMCO may indirectly own generally less than one percent of the operations of such properties through a partnership syndication or other fund. The equity holdings and managed properties are as follows as of June 30, 2005:

                                                             TOTAL PORTFOLIO
                                                      -----------------------------
                                                       PROPERTIES         UNITS
                                                      ------------     ------------

         Consolidated properties                               673          170,131
         Unconsolidated properties                             303           40,799

         Property managed for third parties                     64            6,160
         Asset managed for third parties                       433           42,664
                                                      ------------     ------------

         Total                                               1,473          259,754
                                                      ------------     ------------

         AIMCO owns a majority of the ownership interests in the AIMCO Operating Partnership. Through AIMCO's wholly owned subsidiaries, AIMCO-GP and AIMCO-LP, Inc., AIMCO holds approximately a 90% interest in the common partnership units and equivalents of the AIMCO Operating Partnership as of June 30, 2005. AIMCO conducts substantially all of its business and owns substantially all of its assets through the AIMCO Operating Partnership.

         The principal executive offices of each of AIMCO, AIMCO-GP, the AIMCO Operating Partnership, and the Purchaser are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, and their telephone number is (303) 757-8101.

         The names, positions and business addresses of the directors and executive officers of AIMCO, AIMCO-GP, the AIMCO Operating Partnership and the Purchaser, as well as a biographical summary of the experience of such persons for the past five years or more, are set forth on Annex I attached hereto and are incorporated in this Consent Solicitation Statement by reference.

         During the past five years, none of AIMCO, AIMCO-GP or the AIMCO Operating Partnership, nor, to the best of their knowledge, any of the persons listed in Annex I (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws.

                              PLANS AFTER THE SALE

         After the sale of the Property, the Purchaser will own and operate the Property. The Purchaser, as the sole owner of the Property, may enter into transactions involving the Property, including, without limitation, a refinancing, reduction or increase of the indebtedness relating to the Property, a sale of the Property to a third party, or redevelopment of the Property.

         Upon receipt of the pending LIHTC's, it is anticipated that AIMCO Equity Services, Inc. will assign the Purchase Agreement to the Purchaser Assignee. A newly-formed limited liability company which will be an AIMCO affiliate will be the general partner of the Purchaser Assignee and will own a 0.01% general partnership interest in the Purchaser Assignee. AIMCO Equity Services, Inc. will be the sole member of such general partner. It is anticipated that the limited partner of the Purchaser Assignee will be a tax credit fund (the "Tax Credit Fund") sponsored by AIMCO Capital, Inc. AIMCO and its affiliates will own 0.01% of the Tax Credit Fund. Entities unrelated to AIMCO and its affiliates will own 99.99% of the Tax Credit Fund.


         It is anticipated that the Tax Credit Fund will purchase a 99.99% limited partnership interest in the Purchaser Assignee for a purchase price of approximately $8,301,161 assuming a guarantee of Section 42 tax credit eligibility from CHFA and predicated upon a projection that the Property will receive a total tax credit allocation of $9,224,434 from the CHFA, to be disbursed annually from the CHFA in the amount of $922,443. The amount the Tax Credit Fund will pay for the majority interest in the Property exceeds the purchase price for the real estate because the Tax Credit Fund's purchase is conditioned on the economic benefit available from the receipt of $9,244,434 in LIHTC's in addition to the acquisition of the real estate. The LIHTC's are based on qualified basis from both the acquisition and the rehabilitation of the property and CHFA will not recognize a purchase price in excess of the fair market value of the Property as established by the Appraisal.


         In addition to the expected affiliated entities set forth above, each of the General Partner, the Purchaser, AIMCO Equity Services, Inc., AIMCO Capital, Inc. and the Purchaser Assignee are affiliates, and may be deemed to be under common control of AIMCO, a publicly traded real estate investment trust. Accordingly, the General Partner has a substantial conflict of interest with respect to the proposed sale. See "Risk Factors - Conflicts of Interest of General Partner" and "Conflicts of Interest."

         The Purchaser intends to renovate the Property after acquisition, and currently estimates that this renovation will cost approximately $6,808,011. The foregoing is merely an estimate, and there can be no assurance that the cost of this renovation will not exceed or be less than this estimate.


         The Purchaser currently intends to finance the purchase price for the Property and the renovation of the Property with approximately $8,976,000 in mortgage lender financing. The Purchaser currently anticipates that this financing will involve a (i) $8,370,000 first mortgage loan with an anticipated 6.05% interest rate amortized over a term of 30 years (under application at a prospective interest rate equal to the 10 year treasury bill rate plus 165 basic points) and (ii) a $606,000 second mortgage loan with an anticipated 5.55% interest rate and amortized over a term of 6 years (under application at a prospective interest rate equal to the 5 year treasury bill plus 160 basic points). The funding of the first and second mortgages will be contingent upon the admission of the Tax Credit Fund into the Purchaser Assignee as an equity investor. Although the Purchaser has not currently selected a lender to finance the Sale, the closing of the Sale will be contingent upon obtaining a commitment reflecting these terms. The Purchaser expects to receive a commitment reflecting these terms by the earlier of approximately 45 days prior to the consummation of the Sale or May 15, 2006. In addition, an AIMCO affiliate, will make the Equity Bridge Loan available to the Purchaser or its assignee to finance the costs of rehabilitating the Property prior to the Tax Credit Fund's final equity contribution, to the extent that funds are not available from permanent debt and the initial and second equity contributions. If the proposed Sale is approved and consummated as described herein, the Equity Bridge Loan is estimated to be initially funded in the amount of $4,077,250 in December 2005 and additionally funded upon completion of construction in March 2007, up to the projected maximum cumulative limit of $4,445,098. The terms will include a loan origination fee projected at 2% of the maximum amount and the Equity Bridge Loan will bear interest at a rate equal to the prime rate plus 2% and will mature upon the earlier to occur of (i) 18 months after the initial disbursement of the proceeds of the Equity Bridge Loan or (ii) the funding of the final equity contribution.


         The Purchaser intends to syndicate the acquisition and rehabilitation LIHTC from the CHFA relating to the Property. The underwriter has indicated that the Property will be eligible for approximately $9,224,434 in LIHTC's resulting in approximately $8,301,161 of tax credit equity based primarily upon the $7,000,000 purchase price for the Property, a land value of $1,800,000, and renovation costs of approximately $6,808,011 at the Property. In addition, the General Partner estimates that AIMCO Equity Services, Inc. will earn a $1,759,641 Developer Fee if the LIHTC syndication is consummated as currently contemplated. Approximately $1,236,532 of the Developer Fee currently is projected to be deferred through the Sponsor Loan. The Sponsor Loan will have a term of 20 years and will bear an 8% compounding interest rate. Although the Sponsor Loan is required to be paid in full upon maturity, it does not require payments during the term but may be repaid prior to maturity as the Property generates cash flow in excess of debt service and certain other cash flow fees payable to affiliates of AIMCO, at which time the Property's excess cash flow will be used to repay the unpaid balance of the Sponsor Loan.


         In addition to the Developer Fee, AIMCO and its affiliates will also realize additional, substantial benefits from the proposed sale of the Property to the Purchaser and the consummation by the Purchaser of the transactions discussed in this Consent Solicitation Statement, including, without limitation, Partnership distributions of sale proceeds, management fees, syndication fees, disposition fees, and a share of residual proceeds from subsequent transfers of the Property each as more specifically described and quantified at "Conflicts of Interest of General Partner" at pages 13-15 and "Conflicts of Interest" at pages 43-45 of this Consent Solicitation Statement. See "Risk Factors -- Conflicts of Interest of General Partner" and "Conflicts of Interest."



          If the Term Extension is not approved, the Partnership will terminate on December 31, 2005 under the terms of the Partnership Agreement. Because a sale of the Property will not occur by such date, the Partnership Agreement will require the General Partner to liquidate the Partnership's assets, which include the Local Partnership Interests. As described in this Consent Solicitation Statement, the General Partner is of the opinion that should the Partnership terminate prior to the Sale of the Property, the distribution to the Limited Partners upon sale of the Local Partnership Interests would likely be less than the distribution to the Limited Partners upon consummation of the Sale. As described in "Special Factors -- Background," the General Partner has determined that it is in the best interest of the Partnership to sell the Property, to distribute the net proceeds in accordance with the terms of the Partnership Agreement after satisfying the obligations of the Partnership, and to dissolve the Partnership.

         The units of limited partnership interest of the Partnership are currently registered under Section 12(g) of the Exchange Act. Registration of the units under the Exchange Act may be terminated upon application of the Partnership to the SEC if the units are neither listed on a national securities exchange nor held by 300 or more holders of record. If the Local Partnership sells the Property, after the distribution of the proceeds, which will be made pursuant to the terms of the limited partnership agreement of the Local Partnership and the Partnership Agreement, the Partnership will dissolve pursuant to the terms of the Partnership Agreement. After dissolution of the Partnership, there will no longer be any units outstanding and therefore the Partnership will apply to deregister the units under the Exchange Act.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following is a discussion of the material United States federal income tax consequences of the Sale of the Property and the distribution of the net proceeds of the Sale, and is based upon current United States federal tax law, which is subject to change, possibly with retroactive effect. This discussion does not address all aspects of United States federal income taxation that may be relevant in the particular circumstances of each Limited Partner or to Limited Partners subject to special treatment (including, but not limited to, corporations, foreign persons, limited partners subject to the alternative minimum tax, and tax exempt organizations) under the Code. In addition, this discussion does not address any state, local, or other tax consequences. However, it should be noted that a Limited Partner could be subject to income taxation by state, local, or other taxing authorities where the Property is located or where the Limited Partner resides. The Partnership also may be obligated to withhold taxes from income allocable to a Limited Partner or proceeds distributed to a Limited Partner. Taxes withheld may be creditable against the tax liability of a Limited Partner. Limited Partners are urged to consult their tax advisors as to the specific tax consequences to them of the sale of the Property.

         TAX CONSEQUENCES IF THE AMENDMENT AND TERM EXTENSION ARE ADOPTED. There will be no federal tax consequences resulting solely from the Amendment and Term Extension.


         TAX CONSEQUENCES IF THE PROPERTY IS SOLD AND THE NET PROCEEDS ARE DISTRIBUTED. If the Property is sold, the Local Partnership will recognize gain as a result of the sale. The amount of gain recognized by the Local Partnership will be equal to the excess of: (i) the sum of the cash and other property received in exchange for the Property plus the amount of liabilities assumed, or to which the Property is taken subject, by the Purchaser, over (ii) the Local Partnership's adjusted basis in the Property. The gain recognized with respect to the Property will be allocated to the partners in the Local Partnership, including the Partnership, in accordance with the Local Partnership Agreement. Gain allocated to the Partnership will be allocated in turn to its partners, including the Limited Partners. The total amount of gain that will be allocated to the Limited Partners on a sale of the Property is estimated to be $164 per unit, assuming that the Sale was consummated on September 30, 2005.


         Most of the gain recognized on the Sale is anticipated to qualify as long-term capital gain. Generally, special rates on long-term capital gain, "including unrecaptured section 1250 gain," apply only to individuals, trusts, and estates. It is expected that much of such long-term capital gain from the Sale will be taxed as "unrecaptured section 1250" gain to the Partners. The maximum rate of tax at which "unrecaptured section 1250" may be taxed to individuals, trusts and estates is generally 25%. Other long-term capital gain generally is taxed to individuals, trusts and estates at a maximum rate of 15%. In addition, to the extent that gain is attributable to the sale of personal property or unrealized receivables, it may be subject to income tax at income ordinary rates, the maximum rate of which in general is currently 35%.

         The Partnership will also recognize gain or loss equal to the difference between: (i) the sum of the amount of cash (including a deemed distribution of cash equal to the Partnership's share, under applicable tax principles, of the liabilities of the Local Partnership) and any other property distributed to the Partnership by the Local Partnership; and (ii) the Partnership's adjusted basis in its interest in the Local Partnership after adjustment for its share of any gain or loss from operation of the Property and from the Sale. Gain or loss described in this paragraph generally will be capital gain or loss. Such gain or loss will be allocated to the partners of the Partnership, including the Limited Partners.

         A Limited Partner also will recognize gain or loss on the liquidation of its interest in the Partnership to the extent of the difference between: (i) the sum of the amount of cash (including a deemed distribution of cash equal to the Limited Partner's share, under applicable tax principles, of the liabilities of the Partnership) and other property distributed to the Limited Partner by the Partnership; and (ii) the Limited Partner's adjusted basis in his or her Partnership interest after adjustment for such partner's share of any gain or loss from the Partnership, including gain or loss arising from the distribution or deemed distribution of cash from the Local Partnership.

         The foregoing estimates are based upon information currently available to the Partnership. There can be no assurance that these estimates will prove accurate.

         If a Limited Partner possesses suspended tax losses, tax credits, or other items of tax benefit, such items may potentially be used to reduce any tax liability that arises with respect to the gain recognized as a result of the Sale. The determination of whether a Limited Partner possesses suspended tax losses, tax credits, or other items of tax benefit that may be used to reduce any gain resulting from the Sale will depend upon each Limited Partner's individual circumstances. Limited Partners are urged to consult with their tax advisors in this regard.

         Proceeds available for distribution to a Limited Partner from the Sale after repayment of the Partnership's debts may be less than any tax liability resulting to the Limited Partner from the Sale and distributions or deemed distributions described above Accordingly, a Limited Partner may and likely will be required to use funds from sources other than distributions from the Partnership in order to pay any tax liabilities that may arise as a result of the foregoing.

         EACH LIMITED PARTNER IS URGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE SALE AND OTHER TRANSACTIONS OR DEEMED TRANSACTIONS DESCRIBED HEREIN, INCLUDING THE APPLICATION OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

                               SECURITY OWNERSHIP

         The following table sets forth certain information regarding the Units owned by each person or entity known to own beneficially or exercise voting or dispositive control over more than 5% of the Units as of June 30, 2005.

Title of Class           Name of Beneficial Owner                Number of Units              Percent of Class
--------------           ------------------------                ---------------              ----------------

Limited            AIMCO Properties, L.P.                              1,949                        11.42%
Partnership        4582 South Ulster St. Parkway,
Interests          Suite 1100,
                   Denver, Colorado 80237

                                CONSENTS REQUIRED

         The General Partner has set the close of business on [ o ], 2005 as the Record Date for the determination of Limited Partners entitled to vote on the Amendment, Term Extension and Sale. Only Limited Partners of record as of the Record Date will be entitled to vote on the Amendment, Term Extension and Sale.


         The Partnership Agreement requires the vote of Limited Partners owning more than 50% of the total outstanding Units to approve the Amendment and Term Extension. Also, the sale of all or substantially all of the properties of the Partnership or its operating partnerships in a single transaction (or series of related transactions) requires the approval of Limited Partners holding a majority of the then outstanding Units. As of the Record Date, there were 17,074 Units issued and outstanding. Affiliates of the General Partner currently own approximately 11.42% of the outstanding Units and intend to consent to the Amendment, Term Extension and the Sale on the terms described in this Consent Solicitation Statement. Therefore, subject to the consent requirement for the Sale described below, if Limited Partners owning more than 6,589.71 Units, or 38.59% of the outstanding Units consent in writing to the Amendment and Term Extension, then each will be approved. Because the Partnership holds 94.50% of the limited partnership interests in the Local Partnership, a consent by the Limited Partners to the Sale as described herein will ensure satisfaction of the requirement under the limited partnership agreement of the Local Partnership to obtain the approval of limited partners holding more than 50% of the percentage interests in the Local Partnership in the event of a sale of all or substantially all of its assets.


         However, as described in this Consent Solicitation Statement, the General Partner will not consummate the Sale unless the holders of a majority of the Units held by Unaffiliated Limited Partners consent to the Sale in the manner described in this Consent Solicitation Statement. Therefore, if Unaffiliated Limited Partners holding more than 7,564.01 Units, or 44.30% of the outstanding Units, do not consent to the Sale in the manner described in this Consent Solicitation Statement, the Sale will not be consummated. In determining such consents withheld, abstentions and broker non-votes will not be counted as consents withheld on the proposals.

                                  CONSENT FORMS

         LIMITED PARTNERS WHO DESIRE TO CONSENT TO THE AMENDMENT, TERM EXTENSION OR THE SALE SHOULD DO SO BY SIGNING, DATING AND DELIVERING THE CONSENT FORM INCLUDED WITH THIS CONSENT SOLICITATION STATEMENT TO THE SOLICITATION AGENT BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ABOVE AND ON THE CONSENT FORM, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN THIS CONSENT SOLICITATION STATEMENT.

         All Consent Forms that are properly completed, signed and delivered to the Solicitation Agent prior to [ o ], 2005, the Expiration Date, and not properly revoked (see "--Revocation of Consent" below) will be given effect in accordance with the specifications contained in the Consent Form. IF A CONSENT FORM IS PROPERLY COMPLETED, SIGNED, AND DELIVERED TO THE SOLICITATION AGENT, THE LIMITED PARTNER WILL BE DEEMED TO HAVE CONSENTED, IF NONE OF THE BOX MARKED "CONSENTS," "WITHHOLDS CONSENT," OR "ABSTAINS" ARE MARKED.

         All Consent Forms must be executed in exactly the same manner as the name(s) in which ownership of the Units is registered. If the Units to which a Consent Form relates are held by two or more joint holders, all of those holders should sign the Consent Form. If a Consent Form is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and submit with the Consent Form evidence satisfactory to the Partnership of authority to execute the Consent Form.

         All questions as to the validity, form and eligibility (including time of receipt) regarding the Consent Forms will be determined by the General Partner in its sole discretion, which determination will be conclusive and binding. The General Partner reserves the right to reject any or all Consent Forms that are not in proper form. The General Partner also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consent Forms. Unless waived, all such defects or irregularities in connection with the delivery of Consent Forms must be cured within such time as the General Partner determines. Neither the General Partner nor any of its affiliates or any other persons shall be under any duty to give any notification of any such defects, irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms will not be deemed to have been made until any irregularities or defects contained in the Consent Forms have been cured or waived. The interpretations of the General Partner shall be conclusive and binding.

         The execution and delivery of a Consent Form will not affect a Limited Partner's right to sell or transfer the Units. All Consent Forms received by the Solicitation Agent (and not properly revoked as described below) prior to the Expiration Date will be effective notwithstanding a record transfer of such Units subsequent to the Record Date. A person who acquires Units after the Record Date may not consent or revoke a consent previously delivered.

         Extension of Solicitation Period. The General Partner expressly reserves the right, in its discretion, at any time and from time to time, to extend the period of time during which Consent Forms may be submitted hereunder.

Notice of any such extension will promptly be disseminated to Limited Partners in a manner reasonably designed to inform Limited Partners of such extension.

         Revocation of Consent. Any Limited Partner who has delivered a Consent Form to the Solicitation Agent may revoke the Consent Form by delivering to the Solicitation Agent a written notice of revocation prior to midnight, New York City time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Consent Form must (i) contain the name of the person who delivered the Consent Form, (ii) be in a writing delivered to the Solicitation Agent stating that the prior Consent Form is revoked, (iii) be signed by the Limited Partner in the same manner as the original signature on the Consent Form, and (iv) be received by the Solicitation Agent prior to midnight, New York City time, on the Expiration Date at one of its addresses or the fax number set forth on the Consent Form. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or facsimile number or is not received in a timely manner will not be effective to revoke the instructions set forth in a Consent Form previously given. A revocation of the instructions set forth in a Consent Form can only be accomplished in accordance with the foregoing procedures. A LIMITED PARTNER MAY NOT REVOKE THE INSTRUCTIONS SET FORTH IN THE CONSENT FORM AFTER MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                 SOURCE OF FUNDS


         The General Partner anticipates that approximately $7,000,000 will be required to effect the Sale (exclusive of fees and expenses estimated to be $24,011). The Purchaser currently intends to finance the purchase price for the Property and the renovation of the Property with approximately $8,976,000 in mortgage lender financing. The Purchaser currently anticipates that this financing will involve a (i) $8,370,000 first mortgage loan with an anticipated 6.05% interest rate amortized over a term of 30 years (under application at a prospective interest rate equal to the 10 year treasury bill rate plus 165 basic points) and (ii) a $606,000 second mortgage loan with an anticipated 5.55% interest rate and amortized over a term of 6 years (under application at a prospective interest rate equal to the 5 year treasury bill plus 160 basic points). The funding of the first and second mortgages will be contingent upon the admission of the Tax Credit Fund into the Purchaser Assignee as an equity investor. Although the Purchaser has not currently selected a lender to finance the Sale, the closing of the Sale will be contingent upon obtaining a commitment reflecting these terms. The Purchaser expects to receive a commitment reflecting these terms by the earlier of approximately 45 days prior to the consummation of the Sale or May 15, 2006. In addition, an AIMCO affiliate, will make the Equity Bridge Loan available to the Purchaser or its assignee to finance the costs of rehabilitating the Property prior to the Tax Credit Fund's final equity contribution, to the extent that funds are not available from permanent debt and the initial and second equity contributions. If the proposed Sale is approved and consummated as described herein, the Equity Bridge Loan is estimated to be initially funded in the amount of $4,077,250 in December 2005 and additionally funded upon completion of construction in March 2007, up to the projected maximum cumulative limit of $4,445,098. The terms will include a loan origination fee projected at 2% of the maximum amount and the Equity Bridge Loan will bear interest at a rate equal to the prime rate plus 2% and will mature upon the earlier to occur of (i) 18 months after the initial disbursement of the proceeds of the Equity Bridge Loan or (ii) the funding of the final equity contribution.


         The AIMCO Operating Partnership has a $450 million revolving credit facility with a syndicate of financial institutions. The AIMCO Operating Partnership, AIMCO, and two AIMCO subsidiaries, NHP Management Company and AIMCO/Bethesda Holdings, Inc. are the borrowers. The annual interest rate under the credit facility is based on either LIBOR or a base rate, plus, in either case, an applicable margin. The margin ranges between 1.50% and 2.00% in the case of LIBOR-based loans and between 0% and 0.25% in the case of base rate loans, based upon AIMCO's leverage ratio. The default rate of interest for the loan is equal to the rate described above plus 3%. The credit facility matures on November 2, 2007. The loan agreement relating to this credit facility has been filed with the SEC as Exhibit 4.1 to AIMCO's quarterly report on Form 10-QSB for the fiscal quarter ended September 30, 2004 and is incorporated in this Consent Solicitation Statement by reference.

         As of June 30, 2005, the AIMCO Operating Partnership had approximately $149 million of cash on hand and approximately $152 million available for borrowing under existing lines of credit. If any funds are borrowed under its lines of credit to finance the Sale, the AIMCO Operating Partnership intends to repay those amounts out of future working capital.

                                FEES AND EXPENSES


         Except as set forth in this Consent Solicitation Statement, the General Partner, the Partnership, NCHP, the Local Partnership, AIMCO, AIMCO-GP, the AIMCO Operating Partnership and the Purchaser will not pay any fees or commissions to any broker, dealer or other person in connection with the Amendment, Term Extension or the Sale. The General Partner has retained The Altman Group, Inc. to act as the Solicitation Agent in connection with the Amendment, Sale and Term Extension. The Solicitation Agent may contact holders of Units by mail, e-mail, telephone, telex, telegraph and in person and may request brokers, dealers and other nominee limited partners to forward materials relating to the Amendment, Sale and Term Extension to beneficial owners of the limited partnership interests. The Partnership will pay the Solicitation Agent reasonable and customary compensation for its services in connection with the Amendment, Sale and Term Extension, plus reimbursement for out-of-pocket expenses, and will indemnify it against certain liabilities and expenses in connection therewith, including liabilities under the federal securities laws. The Partnership will also pay all costs and expenses of filing, printing and mailing the Consent Solicitation Statement and any related legal fees and expenses. The Local Partnership will not be responsible for paying any of the fees or expenses incurred by the Purchaser or the General Partner in connection with the Sale.

         The following is an itemized statement of the aggregate estimated expenses incurred and to be incurred in the Sale by each of the Partnership, as relates to the costs of this solicitation, and Local Partnership, as relates directly to the Sale:

         THE PARTNERSHIP:
         ----------------

                  Legal Fees                   $  22,000.00
                  Solicitation Agent           $   1,000.00
                  Printing and Postage         $   2,500.00
                  Tax and Accounting           $   1,500.00
                                               ------------

                  Total                        $  27,000.00
                                               ============

         THE LOCAL PARTNERSHIP:
         ----------------------

                  Legal Fees                   $  18,000.00
                  Title Insurance              $   5,811.00
                  Escrow Fees                  $     200.00
                                               ------------

                  Total                        $  24,011.00
                                               ============

                              GENERAL LEGAL MATTERS

         Except for HUD approvals and conditioning consummation of the Sale upon the receipt of the requested LIHTC's as described herein, we are not aware of any licenses or regulatory permits that would be material to the business of your Partnership, taken as a whole, and that might be adversely affected by the Amendment, Sale or Term Extension, or any filings, approvals or other actions by or with any domestic or foreign governmental authority or administrative or regulatory agency that would be required prior to the consummation of the Amendment, Sale or Term Extension. While there is no present intent to delay the consummation of the Amendment, Sale or Term Extension, pending receipt of any such additional approval or the taking of any action, there can be no assurance that any such additional approval or action, if needed, would be obtained without substantial conditions or that adverse consequences might not result to your Partnership or its business, or that certain parts of its business might not have to be disposed of or other substantial conditions complied with in order to obtain such approval or action, any of which could cause us to elect to terminate the Purchase Agreement without consummating the transactions contemplated thereby.


         No provision has been made by the General Partner, the Partnership, the Purchaser, AIMCO, the AIMCO Operating Partnership, AIMCO-GP, NCHP or any of their respective affiliates at such party's expense for the provision of counsel or appraisal services, other than the appraisal of the market value of the Property as described in this Consent Solicitation Statement.


                               GENERAL INFORMATION


         AIMCO, the AIMCO Operating Partnership and the Partnership are subject to the informational requirements of the Exchange Act and are therefore required to file annual and quarterly reports, consent solicitation statements and other information with the SEC. You can inspect and copy reports and other information filed by any of the foregoing with the SEC at the SEC's Public Reference Room at 100 F Street NE., Room 1580, Washington, D.C. 20549. You may also obtain information on the operation of the Public Reference Room by calling the SEC at 202-942-8090. The SEC also maintains an Internet site at http://www.sec.gov that contains reports and consent solicitation statements regarding issuers that file electronically with the SEC.

         The information contained in this Consent Solicitation Statement is accurate only as of the date hereof, and the General Partner undertakes no obligation to update any information contained in this statement after the date hereof. We have not authorized anyone else to provide you with information. You should not assume that the information in this Consent Solicitation Statement or any supplement is accurate as of any date other than the date on the front page of this Consent Solicitation Statement.

  THE SIGNED CONSENT SHOULD BE SENT OR DELIVERED BY EACH LIMITED PARTNER TO THE
     SOLICITATION AGENT AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH BELOW:

                             THE ALTMAN GROUP, INC.

                  By Mail, Overnight Courier and Hand Delivery:

                           1200 Wall Street, 3rd Floor
                           Lyndhurst, New Jersey 07071

         By Facsimile:                          For Information please call:

        (201) 460-0050                            TOLL FREE (800) 217-9608

                                     ANNEX I

                             OFFICERS AND DIRECTORS


         Neither the Local Partnership, Partnership nor your General Partner have directors, officers or significant employees of their own. The names and positions of the executive officers and directors of AIMCO; AIMCO-GP; the AIMCO Operating Partnership; the Purchaser and NCHP are set forth below. Unless otherwise indicated, the business address of each executive officer and director is 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237. Each executive officer and director is a citizen of the United States of America.


                       NAME                                           POSITION
                       ----                                           --------

Terry Considine................................  Chairman of the Board of Directors, Chief Executive Officer and
                                                 President of AIMCO and AIMCO-GP

Jeffrey Adler..................................  Executive Vice President -- Conventional Property Operations of
                                                 AIMCO; Executive Vice President of the AIMCO Operating
                                                 Partnership and AIMCO-GP; Director and Executive Vice President
                                                 of NCHP and the Purchaser

Harry G. Alcock................................  Executive Vice President and Chief Investment Officer of AIMCO;
                                                 Executive Vice President and Director of the AIMCO Operating
                                                 Partnership; Executive Vice President of AIMCO-GP, NCHP and the
                                                 Purchaser

Miles Cortez...................................  Executive Vice President, General Counsel and Secretary of AIMCO,
                                                 the AIMCO Operating Partnership, NCHP, AIMCO-GP and the Purchaser

Randall J. Fein................................  Executive Vice President -- University Housing of AIMCO; Executive
                                                 Vice President of the AIMCO Operating Partnership, AIMCO-GP and
                                                 the Purchaser

Patti K. Fielding..............................  Executive Vice President -- Securities and Debt of AIMCO;
                                                 Executive Vice President of the AIMCO Operating Partnership, NCHP,
                                                 AIMCO-GP and the Purchaser

Lance J. Graber................................  Executive Vice President of AIMCO, the AIMCO Operating
                                                 Partnership, AIMCO-GP and the Purchaser

Thomas M. Herzog...............................  Executive Vice President and Chief Accounting Officer of AIMCO;
                                                 Senior Vice President and Chief Accounting Officer of the AIMCO
                                                 Operating Partnership, AIMCO-GP and the Purchaser

Martha L. Long.................................  Senior Vice President of AIMCO and AIMCO-GP; Senior Vice President
                                                 and Director of the AIMCO Operating Partnership; Senior Vice
                                                 President of NCHP and the Purchaser

Paul J. McAuliffe..............................  Executive Vice President and Chief Financial Officer of AIMCO, the
                                                 AIMCO Operating Partnership, NCHP and the Purchaser; Executive
                                                 Vice President, Chief Financial Officer and Director of AIMCO-GP

                       NAME                                           POSITION
                       ----                                           --------

James G. Purvis................................  Executive Vice President -- Human Resources of AIMCO; Executive
                                                 Vice President of the AIMCO Operating Partnership, AIMCO-GP and
                                                 the Purchaser

David Robertson................................  Executive Vice President of AIMCO and AIMCO-GP; President of the
                                                 AIMCO Operating Partnership; Director, President and Chief
                                                 Executive Officer of NCHP and the Purchaser

Stephen B. Waters..............................  Vice President of NCHP and the Purchaser

James N. Bailey................................  Director of AIMCO

Richard S. Ellwood.............................  Director of AIMCO

J. Landis Martin...............................  Director of AIMCO

Thomas L. Rhodes...............................  Director of AIMCO

Michael A. Stein...............................  Director of AIMCO

                 NAME                                  PRINCIPAL OCCUPATIONS FOR THE LAST FIVE YEARS
                 ----                                  ---------------------------------------------

Terry Considine.....................    Mr. Considine has been Chairman and Chief Executive Officer of AIMCO and
                                        AIMCO-GP since July 1994.  Mr. Considine serves as Chairman of the Board of
                                        Directors of American Land Lease, Inc. (formerly Asset Investors
                                        Corporation and Commercial Asset Investors, Inc.), another public real estate investment trust. Mr. Considine has been and remains involved as a principal in a variety of other business activities.

Jeffrey Adler.......................    Mr. Adler has been a Director and an Executive Vice President of NCHP and the Purchaser since February 2004.  Mr. Adler was appointed Executive Vice
                                        President, Conventional Property Operations of AIMCO in January 2003.
                                        Previously he served as Senior Vice President of Risk Management of AIMCO from January 2002 until November 2002, when he added the responsibility of
                                        Senior Vice President, Marketing. Prior to joining AIMCO, Mr. Adler was
                                        Vice President, Property/Casualty for Channelpoint, a software company from
                                        2000 to 2002. From 1990 to 2000 Mr. Adler held several positions at
                                        Progressive Insurance including Colorado General Manager from 1996 to 2000,
                                        Product Manager for Progressive Insurance Mountain Division from 1992 to
                                        1996, and Director of Corporate Marketing from 1990 to 1992. Mr. Adler received a B.A. from Yale University and a MBA from the Wharton School of the University of Pennsylvania.

Harry G. Alcock.....................    Mr. Alcock was appointed Executive Vice President of NCHP and the
                                        Purchaser in February 2004.  Mr. Alcock served as a Vice President of AIMCO from July 1996 to October 1997, when he was promoted to Senior Vice
                                        President -- Acquisitions.  Mr. Alcock served as Senior Vice
                                        President-Acquisitions until October 1999, when he was promoted to
                                        Executive Vice President and Chief Investment Officer.  Mr. Alcock has held responsibility for AIMCO's acquisition and financing activities since July
                                        1994.  From June 1992 until July 1994, Mr. Alcock served as Senior
                                        Financial Analyst for PDI and HFC.  From 1988 to 1992, Mr. Alcock worked for Larwin Development Corp., a Los Angeles-based real estate developer, with responsibility for raising debt and joint venture equity to fund land acquisition and development.  From 1987 to 1988, Mr. Alcock worked for Ford
                                        Aerospace Corp.  He received his B.S. from San Jose State University.

Miles Cortez........................    Mr. Cortez was appointed Executive Vice President, General Counsel and
                                        Secretary of NCHP and the Purchaser in February 2004 and of AIMCO in August
                                        2001.  Since December 1997, Mr. Cortez has been a founding partner and the senior partner of the law firm of Cortez Macaulay Bernhardt & Schuetze
                                        LLC.  From August 1993 to November 1997, Mr. Cortez was a partner in the law firm of McKenna & Cuneo, LLP.  Mr. Cortez was the President of the
                                        Denver Bar Association from 1982-1983; was Chairman of the Ethics Committee of the Colorado Bar Association from 1977-1978, was President of the
                                        Colorado Bar Association from 1996-1997, and was a member of the American
                                        Bar Association House of Delegates from 1990-1995.  Mr. Cortez is a Life
                                        Fellow of the Colorado Bar Foundation and American Bar Foundation.  Mr.
                                        Cortez has been listed in the national publication "The Best Lawyers in
                                        America" for business litigation for the past ten years.

                 NAME                                  PRINCIPAL OCCUPATIONS FOR THE LAST FIVE YEARS
                 ----                                  ---------------------------------------------

Randall J. Fein.....................    Mr. Fein was appointed Executive Vice President -- University Housing of
                                        AIMCO and the Executive Vice President of the AIMCO Operating Partnership
                                        in October 2003.  He is responsible for Student Housing.  In addition, Mr.
                                        Fein was appointed Executive Vice President of the Purchaser in February
                                        2004.  Prior to joining AIMCO, Mr. Fein was president of the general partner of Texas First L.P. and Income Apartment Investors L.P.  Mr. Fein
                                        is a 1977 graduate of the University of Texas at Austin. He also received a
                                        J.D. from the University of Texas at Austin in 1980.

Patti K. Fielding...................    Ms. Fielding was appointed Executive Vice President -- Securities and Debt of NCHP and Executive Vice President of Purchaser in February 2004 and of
                                        AIMCO in February 2003.  She is responsible for securities and debt financing and the treasury department.  From January 2000 to February 2003,
                                        Ms. Fielding served as Senior Vice President -- Securities and Debt.  Ms.
                                        Fielding joined the Company in February 1997 and served as Vice
                                        President-Tenders, Securities and Debt until January 2002.  Prior to joining the Company, Ms. Fielding was a Vice President with Hanover Capital
                                        Partners from 1996 to 1997, Vice Chairman, Senior Vice President and
                                        Principal of CapSource Funding Corp from 1993 to 1995, and Group Vice
                                        President with Duff & Phelps Rating Co. from 1987 to 1993.

Lance Graber........................    Mr. Graber was appointed Executive Vice President -- Acquisitions in
                                        October 1999.  His principal business function is acquisitions.  In addition, Mr. Graber was appointed Executive Vice President of the AIMCO
                                        Operating Partnership, AIMCO-GP and the Purchaser in February 2004.  Prior
                                        to joining AIMCO, Mr. Graber was an Associate from 1991 through 1992 and then a Vice President from 1992 through 1994 at Credit Suisse First Boston engaged in real estate financial advisory services and principal investing.  He was a Director there from 1994 to May 1999, during which time he supervised a staff of seven in the making of principal investments in hotel, multi-family and assisted living properties.  Mr. Graber received a B.S. and an M.B.A. from the Wharton School of the University of
                                        Pennsylvania.

Thomas M. Herzog....................    Mr. Herzog was appointed Executive Vice President in December 2004, Senior
                                        Vice President of the AIMCO Operating Partnership in January 2004, and
                                        Chief Accounting Officer of the AIMCO Operating Partnership and the
                                        Purchaser in February 2004 and of AIMCO in January 2004. Prior to joining
                                        AIMCO, Mr. Herzog was at GE Real Estate, serving as Chief Accounting
                                        Officer & Global Controller from April 2002 to January 2004 and as Chief
                                        Technical Advisor from March 2000 to April 2002. Prior to joining GE Real
                                        Estate, Mr. Herzog was at Deloitte & Touche LLP from 1990 until 2000, including a two-year assignment in the real estate national office.

Martha L. Long......................    Ms. Long has been with AIMCO since October 1998 and served in various capacities.  From 1998 to 2001, she served as Senior Vice President and
                                        Controller.  During 2002 and 2003, she served as Senior Vice president of
                                        Continuous Improvement.  Ms. Long has been a Director and Senior Vice
                                        President of the AIMCO Operating Partnership since May 2004 as well as
                                        Senior Vice President of NCHP and the Purchaser since February 2004.

                 NAME                                  PRINCIPAL OCCUPATIONS FOR THE LAST FIVE YEARS
                 ----                                  ---------------------------------------------

Paul J. McAuliffe...................    Mr. McAuliffe has been Executive Vice President of NCHP, the Purchaser and
                                        AIMCO since February 1999 and was appointed Chief Financial Officer of NCHP and AIMCO in October 1999.  Prior to joining AIMCO, Mr. McAuliffe was
                                        Senior Managing Director of Secured Capital Corporation and prior to that time had been a Managing Director of Smith Barney, Inc. from 1993 to 1996, where he was a key member of the underwriting team that led AIMCO's initial public offering in 1994.  Mr. McAuliffe was also a Managing Director and head of the real estate group at CS First Boston from 1990 to 1993 and he was a Principal in the real estate group at Morgan Stanley & Co., Inc. from
                                        1983 to 1990.  Mr. McAuliffe received a B.A. from Columbia College and an
                                        MBA from University of Virginia, Darden School.

Jim Purvis..........................    Mr. Purvis was appointed Executive Vice President of AIMCO in February
                                        2003. He is responsible for AIMCO's Human Resources and People
                                        Initiatives.  In addition, Mr. Purvis was appointed Senior Vice President of the Purchaser in February 2004.  Mr. Purvis has over 20 years of executive strategic human resources experience. Prior to joining AIMCO, he was Vice President, HR at SomaLogic, a privately funded biotechnology company. He was a principal in O3C Global Organization Solutions, and has held executive human resources and operations management positions in ALCOA
                                        (Aluminum Company of America), Texas Air/ Eastern Airlines, Starwood/Westin
                                        Hotels and Resorts, and Tele-Communications (TCI) Technology, Inc.  Mr.
                                        Purvis holds a BA in communications and modern languages from the
                                        University of Notre Dame.

David Robertson.....................    Mr. Robertson has been a Director and President and Chief Executive Officer of the General Partner, NCHP and the Purchaser since February 2004.  Mr.
                                        Robertson was appointed Executive Vice President - Affordable Properties in
                                        February 2002.  He is responsible for affordable property operations, refinancing and other value creation within the Company's affordable portfolio.  Prior to joining the Company, Mr. Robertson was a member of the investment-banking group at Smith Barney from 1991 to 1996, where he was responsible for real estate investment banking transactions in the western
                                        United States, and was part of the Smith Barney team that managed AIMCO's initial public offering in 1994.  Since February 1996, Mr. Robertson has been Chairman and Chief Executive Officer of Robeks Corporation, a
                                        privately held chain of specialty food stores.

Stephen B. Waters...................    Mr. Waters was appointed Vice President of NCHP and the Purchaser in April
                                        2004.  Mr. Waters previously served as a Director of Real Estate Accounting since joining AIMCO in September 1999.  Mr. Waters has responsibilities in real estate and partnership accounting with AIMCO.

James N. Bailey.....................    Mr. Bailey was appointed a Director of AIMCO in June 2000.  In 1973, Mr.
Cambridge Associates, Inc.              Bailey co-founded Cambridge Associates, Inc., which is an investment
1 Winthrop Square,                      consulting firm for non-profit institutions and wealthy family groups.  He
Suite 500                               is also Co-Founder, Treasurer and Director of The Plymouth Rock Company,
Boston, MA  02110                       Direct Response Corporation and Homeowners' Direct Corporation, each of which is a United States personal lines insurance company.  He received his
                                        M.B.A. and J.D. degrees in 1973 from Harvard Business School and Harvard
                                        Law School.

                 NAME                                  PRINCIPAL OCCUPATIONS FOR THE LAST FIVE YEARS
                 ----                                  ---------------------------------------------

Richard S. Ellwood..................    Mr. Ellwood was appointed a Director of AIMCO in July 1994 and is currently
12 Auldwood Lane                        Chairman of the Audit Committee and a member of the Compensation
Rumson, NJ  07660                       Committee.  Mr. Ellwood is the founder and President of R.S. Ellwood & Co.,
                                        Incorporated, a real estate investment banking firm.  Prior to forming R.S.
                                        Ellwood & Co., Incorporated in 1987, Mr. Ellwood had 31 years experience on
                                        Wall Street as an investment banker, serving as: Managing Director and senior banker at Merrill Lynch Capital Markets from 1984 to 1987; Managing
                                        Director at Warburg Paribas Becker from 1978 to 1984; general partner and then Senior Vice President and a director at White, Weld & Co. from 1968 to
                                        1978; and in various capacities at J.P. Morgan & Co. from 1955 to 1968.
                                        Mr. Ellwood currently serves as a director of Felcor Lodging Trust,
                                        Incorporated and Florida East Coast Industries, Inc.

J. Landis Martin....................    Mr. Martin was appointed a director of AIMCO in July 1994 and became
199 Broadway                            Chairman of the Compensation Committee on March 19, 1998.  Mr. Martin is a
Suite 4300                              member of the Audit Committee.  Mr. Martin has served as President and
Denver, CO  80202                       Chief Executive Officer of NL Industries, Inc., a manufacturer of titanium dioxide, since 1987. Mr. Martin has served as Chairman of Tremont
                                        Corporation ("Tremont"), a holding company operating though its affiliates
                                        Titanium Metals Corporation ("TIMET") and NL Industries, Inc. ("NL"), since
                                        1990 and as Chief Executive Officer and a director of Tremont since 1988.
                                        Mr. Martin has served as Chairman of TIMET, an integrated producer of titanium, since 1987 and Chief Executive Officer since January 1995. From
                                        1990 until its acquisition by a predecessor of Halliburton Company
                                        ("Halliburton") in 1994, Mr. Martin served as Chairman of the Board and
                                        Chief Executive Officer of Baroid Corporation, an oilfield services company. In addition to Tremont, NL and TIMET, Mr. Martin is a director of
                                        Halliburton, which is engaged in the petroleum services, hydrocarbon and engineering industries, and Crown Castle International Corporation, a communications company.

Thomas L. Rhodes....................    Mr. Rhodes was appointed a Director of AIMCO in July 1994 and is a member
215 Lexington Avenue                    of the Audit and Compensation Committees.  Mr. Rhodes has served as the
4th Floor                               President and a Director of National Review magazine since November 1992,
New York, NY  10016                     where he has also served as a Director since 1998.  From 1976 to 1992, he held various positions at Goldman, Sachs & Co. and was elected a General
                                        Partner in 1986 and served as a General Partner from 1987 until November
                                        1992. He is currently Co-Chairman of the Board, Co-Chief Executive Officer
                                        and a Director of American Land Lease, Inc. He also serves as a Director of
                                        Delphi Financial Group and its subsidiaries, Delphi International Ltd.,
                                        Oracle Reinsurance Company and the Lynde and Harry Bradley Foundation.

Michael A. Stein....................    Mr. Stein was elected a Director of AIMCO effective October 15, 2004 and is
22021 20th Avenue SE                    on the Audit, Compensation and Human Resources, and Nominating and
Bothell, WA  98021                      Corporate Governance Committees. Mr. Stein is currently the Vice President and Chief Financial Officer of ICOS Corporation. Mr. Stein was previously
                                        Executive Vice President and Chief Financial Officer of Nordstrom Inc., and
                                        held a similar position at Marriott International Inc.  Prior to joining
                                        Marriott in 1989, he spent 18 years at Arthur Andersen LLP, where he was a partner and served as head of the Commercial Group within the Washington,
                                        D.C. Financial Consulting and Audit Division. Mr. Stein is a certified public accountant.

                                    ANNEX II




            PARTNERSHIP'S 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004






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


                                    ANNEX III




         PARTNERSHIP'S 10-QSB FOR THE SECOND QUARTER ENDED JUNE 30, 2005





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                  NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
                           C/O THE ALTMAN GROUP, INC.
                           1200 WALL STREET, 3RD FLOOR
                           LYNDHURST, NEW JERSEY 07071


                           CONSENT OF LIMITED PARTNER


         The undersigned, a limited partner of National Housing Partnership Realty Fund Two, a Maryland limited partnership (the "Partnership"), and the holder of units of limited partnership interest in the Partnership, acting with respect to all of the units owned by the undersigned, hereby:

               [__] CONSENTS [___] WITHHOLDS CONSENT [__] ABSTAINS

with respect to the Amendment of the Partnership Agreement, as described in the Consent Solicitation Statement, dated [ o ], 2005 (the "Consent Solicitation Statement");

               [__] CONSENTS [___] WITHHOLDS CONSENT [__] ABSTAINS

with respect to the sale by the Local Partnership of its sole apartment complex known as San Juan del Centro, located in Boulder, Colorado, as described in the Consent Solicitation Statement; and

               [__] CONSENTS [___] WITHHOLDS CONSENT [__] ABSTAINS

with respect to the Term Extension of the Partnership Agreement, as described in the Consent Solicitation Statement.

         THIS CONSENT IS BEING FURNISHED BY THE NATIONAL HOUSING PARTNERSHIP, THE GENERAL PARTNER OF THE PARTNERSHIP. IF NO ELECTION IS SPECIFIED WITH RESPECT TO THE PROPOSAL, AN OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO THE PROPOSALS.

         The undersigned hereby acknowledges receipt of the Consent Solicitation Statement. Capitalized terms used in this Consent Form and not defined herein have the meanings set forth in the Consent Solicitation Statement.

         A fully completed, signed and dated copy of this Consent Form should be sent to The Altman Group, Inc., by mail at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071, or by fax at (201) 460-0050, no later than midnight, New York City time, on [ o ],2005, unless the Expiration Date is extended by the General Partner.


Dated:                                       By:
      --------------------------------          --------------------------------

                                             -----------------------------------
                                             Please Print Name

Please sign exactly as you hold your units. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.



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